APRIL 30, 2002

[LOGO OMITTED - ABN AMRO] Asset Management

Semi-Annual Report

     ABN AMRO ASSET MANAGEMENT (USA) LLC O CHICAGO CAPITAL MANAGEMENT, INC.
             MONTAG & CALDWELL, INC. O TAMRO CAPITAL PARTNERS LLC O
                          VEREDUS ASSET MANAGEMENT LLC

                                                ABN AMRO Funds

                                                CLASS N & I SHARES
                                                Domestic Equity/Large Cap
                                                Domestic Equity/Mid Cap
                                                Domestic Equity/Small Cap
                                                Sector
                                                Balanced
                                                International Equity
                                                Fixed Income
                                                Money Market

ABN AMRO Funds



Dear Fellow Shareholder,


The last six months have been a true turning point for U.S. markets. As the economy began to recover both from the recession and the tragic events of September 11, the markets responded in fits and starts. Confusion over the strength of the recovery and uncertainty over the war on terror kept any true market recovery at bay, while the Enron debacle threw a blanket of suspicion over balance sheets and reported earnings, further exacerbating the markets' woes.

Of course, the markets have been volatile for quite a while now, and many investors have been understandably confused by the drastic shifts we've experienced. Only three years ago, pundits were proclaiming that the value investing style was dead, and the rise of growth stocks seemed like it would never end. Since then, growth stocks have come back down to earth, while value investing has once again come into favor. Today, an increasing number of commentators are speculating that value's time might be up, and growth may once again move to the fore.

I'm not going to attempt to predict the markets' next moves, but I can say with certainty that the investors who best weathered the markets' volatility were those who maintained a diversified portfolio. While the "growth vs. value" debate has raged for years among academics, investors don't need to take sides. By creating an asset allocation plan that includes both growth and value funds (along with fixed income and international investments), investors can build a portfolio that can prosper regardless of which investment style is in favor.

Of course, we have staunch supporters of both investment styles among our managers, but even they will tell you that neither style is immune to market cycles. Our managers' discipline, however, ensures that investors in ABN AMRO Funds know what they're getting. Style fidelity is one of the driving principles of our fund family, so our shareholders can be confident that our managers will stick to their style through all of the markets' twists and turns.

Thank you again for investing with ABN AMRO Funds.

Sincerely,

/S/ KENNETH C. ANDERSON

Kenneth C. Anderson
President



ABN AMRO FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., KING OF PRUSSIA, PA 19406. ALTHOUGH THE FUNDS ARE NO-LOAD, OTHER FEES AND EXPENSES DO APPLY AS DESCRIBED IN THE PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


             Shareholder Services 800 992-8151 www.ABNAMROfunds.com
     ABN AMRO Asset Management (USA) LLC o Chicago Capital Management, Inc.
            Montag & Caldwell, Inc. o Veredus Asset Management LLC o
                           TAMRO Capital Partners LLC

TABLE OF CONTENTS

Portfolio Manager Commentaries....................       2
Schedule of Investments...........................      20
Statement of Assets and Liabilities...............      56
Statement of Operations...........................      60
Statement of Changes in Net Assets................      64
Financial Highlights..............................      74
Notes to Financial Statements.....................      96


EQUITY FUNDS
  Chicago Capital Growth Fund
  Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund
  Talon Mid Cap Fund
  Small Cap Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund
  Real Estate Fund
  Veredus SciTech Fund

BALANCED FUNDS
  Chicago Capital Balanced Fund
  Montag & Caldwell Balanced Fund

INTERNATIONAL FUND
  International Equity Fund

BOND FUNDS
  Chicago Capital Bond Fund
  Chicago Capital Municipal Bond Fund

MONEY MARKET FUND
  Chicago Capital Money Market Fund



              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO HOLDING N.V. ALL RIGHTS RESERVED. ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC. WHICH IS NOT AN ADVISER AFFILIATE.

   ABN AMRO Funds
-----------------

ABN AMRO/CHICAGO CAPITAL GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                              Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. The Fund significantly outperformed both its peer group and its benchmark. For the six-month period that ended April 30, 2002, ABN AMRO/Chicago Capital Growth Fund Class N and Class I Shares posted total returns of 5.11% and 5.26%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -0.23% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P(R) 500 Index") returned 2.31%.

Q.  How would you describe the investment environment?
------

A. It was a very difficult period. The market seemed unsure of what it wanted, and expectations were constantly changing. This uncertainty, in turn, caused extreme volatility for stocks, but the wild ups and downs ultimately canceled each other out.

    The period began on a positive note, as additional interest-rate cuts in November and December and good economic and political news caused the markets to rally. Stocks proved unable to sustain that momentum in 2002 due to worries about accounting practices, earnings growth and potential interest rate hikes.

Q.  What were the key contributors to the Fund's performance during the past six
------
months?

A. A diversified group of stocks boosted our performance over the past six months, with consumer, retail, financial, semi-industrial and chemical stocks all represented on our leaders list. Starbucks (2.35% of net assets) and Kohl's (3.14%) were two of our strongest holdings over the period. Starbucks, the gourmet coffee retailer, continued to exhibit good growth, both in same-store sales and in global expansion of new stores. Kohl's has created a unique niche in retailing between the upscale department stores and the discount stores. Continued store expansion and solid same store sales growth during the economic slowdown contributed to very strong performance for Kohl's during the last six months.

    The detractors from our performance were primarily focused in technology. While our technology holdings performed in line with the broader technology market, we were hurt by our overweight in the sector. Although consumer spending stayed strong throughout the period, corporations remained tight fisted with capital spending and technology stocks suffered as a result.

Q.  What is your outlook?
------

A. We expect continued volatility through the end of the year. While we believe the economy is improving, we're concerned that current investor expectations as to the strength and speed of the recovery may be too optimistic. With the accounting issues raised by Enron creating an environment of suspicion, and the situation in the Middle East creating political and economic uncertainty, there are a lot of issues that the markets will have to work through before a path becomes clear. As always, we will continue to emphasize careful stock picking and long-term investing. Our process has carried us through turbulent times before, and we have every confidence that it will continue to serve us well going forward.


                             ABN AMRO/CHICAGO CAPITAL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Chicago
           Capital Growth Fund                         Lipper Large-Cap
            - Class N Shares      S&P(R) 500 Index     Growth Fund Index
Dec-93            10,000               10,000               10,000
Oct-94            10,173               10,360               10,535
Oct-95            13,088               13,096               13,371
Oct-96            16,619               16,250               16,021
Oct-97            20,801               21,466               20,482
Oct-98            26,090               26,185               24,417
Oct-99            33,321               32,902               33,489
Oct-00            39,858               34,902               36,449
Oct-01            29,514               26,215               21,771
Apr-02            31,022               26,820               21,721

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                     Returns - Class N
                     -----------------
Six Months                 5.11%
One Year                 (10.86)%
Five Year Avg. Annual     11.18%
Avg. Annual
   Since Inception        14.47%

                     Returns - Class I
                     -----------------
Six Months                 5.26%
One Year                 (10.60)%
Five Year Avg. Annual       N/A
Avg. Annual
   Since Inception        (9.22)%

The Chicago Capital Growth Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. Chicago Capital Management, Inc. ("CCM") is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) Shares, which commenced investment operations on December 13, 1993 and Class I (Institutional) Shares, which commenced investment operations on July 31, 2000.

   ABN AMRO Funds
-----------------

ABN AMRO GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                    Paul L. Becker, CFA & Nancy A. Ellefson, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO Growth Fund, Class N, returned -5.20%. By comparison, the Fund's peer group, as measured by the Lipper Large-Cap Growth Fund Index, returned -0.23% and the Fund's benchmark, the S&P(R) 500 Index, returned 2.31%.

Q.  How would you describe the investment environment?
------

A. The aftermath of September 11, the Enron debacle, and the uncertainty surrounding the direction of the economy all conspired to create a very difficult investment environment over the past six months. The stock market rally at the end of 2001 dissipated as concerns over accounting and the quality of earnings quickly sent stocks back down near their pre-rally levels. The remainder of the period continued that trend, as periods of optimism were quickly shattered by any piece of bad news. The period ended on a down note, as earnings season brought with it a wave of new disappointments and lowered expectations.

Q.  What factors affected the Fund's performance?
------

A. There were some bright spots in the portfolio, particularly in the consumer discretionary sector. Marriott International (1.74%) rose more than 40% over the period as travel began to rebound post-September 11. Gentex (1.78%), a specialty auto parts maker, benefited from the continued strength in automotive sales. Similarly, a number of retailers in the portfolio benefited from consumers' resilient spending. Target (2.98%) was up more than 40% over the period, while Lowe's (2.01%) rose approximately 24%.

    Our overweight in technology was the single biggest factor in the Fund's underperformance. A combination of slack corporate spending and excess inventory dragged the entire sector down. The telecommunications subsector also was particularly hard hit by these developments and faced additional pressure from downgrades in debt ratings. Although health care is traditionally a defensive sector, one of our health care holdings, Bristol-Meyers Squibb (0.89%), proved disappointing as promising developmental drugs in the pipeline failed to meet expectations.

Q.  What is your outlook?
------

A. We believe that the economy bottomed at the end of 2001 and expect corporate earnings growth to improve as the year progresses. Industrial companies in particular should benefit from the recovery as inventories are replenished and plants reopened. In addition, we plan to remain overweight in the consumer discretionary sector. Consumer spending remains strong, and the sector has exhibited solid earnings growth. With regard to technology, we will continue to add to positions as signs of earnings stability materialize.


                                    ABN AMRO
                                   GROWTH FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                   Lipper Large-Cap Growth
               Growth Fund       S&P(R) 500 Index        Fund Index
1/4/93           10,000               10,000               10,000
Dec-93           10,502               11,006               10,884
Dec-94           10,287               11,150               10,692
Dec-95           13,537               15,335               14,267
Dec-96           16,473               18,854               17,136
Dec-97           20,424               25,142               22,038
Dec-98           26,598               32,332               29,951
Dec-99           30,008               39,133               40,670
Dec-00           28,672               35,572               34,061
Oct-01           19,792               28,863               23,645
Apr-02           18,762               29,530               23,591

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                        Returns
                        -------
Six Months              (5.20)%
One Year               (26.61)%
Five Year Avg. Annual    1.39%
Avg. Annual
   Since Inception       6.99%

The Growth Fund seeks total return primarily through capital appreciation. The Fund invests in common stocks and other equity securities of U.S. companies that have above average earnings growth rates and appear to have strong prospects for capital appreciation. ABN AMRO Asset Management (USA) LLC ("AAAM") is the Adviser for the Fund, which commenced operations on January 4, 1993.

   ABN AMRO Funds
-----------------

ABN AMRO/MONTAG & CALDWELL GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Montag & Caldwell Growth Fund, Class N and Class I shares, returned 2.01% and 2.20%, respectively. By comparison, the Fund's peer group, the Lipper Large-Cap Growth Fund Index, returned -0.23%, while the Fund's benchmark, the S&P(R) 500 Index, returned 2.31%.

Q.  How would you describe the investment environment?
------

A. During the past six months, we saw the economy begin to move from recession to recovery. This transition lies at the root of much of the volatility we've seen in the market. Early in the period, markets rallied back from the events of September 11 in anticipation of better economic conditions in 2002. Encouraging statistics began to appear, with lower levels of inventory, continued gains in consumer spending, high levels of housing activity and increased government spending. The good news was tempered, however, by the fallout from the Enron debacle. Corporate balance sheets were scrutinized for any signs of impropriety, and the market quickly punished any company suspected of "creative accounting." While we believe that the accounting reforms that will result from the Enron case will ultimately benefit the markets through increased visibility, reported corporate earnings may be adversely affected in the near term, potentially muting the stock market's response to a recovery.

Q.  What factors affected the Fund's performance?
------

A. Our emphasis on high-quality consumer staples and industrials aided our performance over the period, as did our focus on companies that can achieve earnings growth regardless of the slope of the recovery. Masco (3.27%), a manufacturer of home improvement and building products, was one of our top performers. The company benefited from both the continued strength in the housing market and the renewed vigor of the economy. For similar reasons, 3M (3.27%), another industrial cyclical, was also a strong performer.

    We continued to underweight the technology sector. While technology valuations have become more reasonable over the past six months, we believe they have farther to fall before they become attractive, especially in light of their continued weak earnings growth outlook. In addition, there is still a good amount of excess capacity in the industry, while the recovery in capital spending is likely to be slow.

Q.  What is your outlook?
------

A. We believe the economy will continue on a moderate recovery path over the remainder of the year. A number of factors, however, may limit the stock market's response to this recovery. Consumers typically increase their demand for goods and services coming out of a recession. During the most recent economic slowdown, however, pent-up consumer demand remained low. Given the low savings rate, any future increase in consumer spending is likely to be driven solely by income gains. In addition, the accounting reforms brought about by Enron are likely to lead to lower reported earnings, also serving to moderate returns. We believe that our portfolio, with its emphasis on high-quality growth companies with above average earnings growth, is well-positioned to benefit as the economy improves.


                            ABN AMRO/MONTAG & CALDWELL
                              GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                Montag & Caldwell                             Lipper Large-Cap
          Growth Fund - Class N Shares   S&P(R) 500 Index     Growth Fund Index
Nov-94               10,000                   10,000               10,000
Oct-95               13,187                   12,641               13,177
Oct-96               17,131                   15,685               15,789
Oct-97               22,925                   20,720               20,184
Oct-98               27,027                   25,277               24,062
Oct-99               34,958                   31,761               33,001
Oct-00               34,623                   33,692               35,918
Oct-01               28,608                   25,306               21,454
Apr-02               29,182                   25,891               21,404

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                     Returns - Class N
                     -----------------
Six Months                 2.01%
One Year                  (7.52)%
Five Year Avg. Annual      8.68%
Avg. Annual
   Since Inception        15.37%

                     Returns - Class I
                     -----------------
Six Months                 2.20%
One Year                  (7.25)%
Five Year Avg. Annual      9.01%
Avg. Annual
   Since Inception        11.63%

The Montag & Caldwell Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) Shares, which commenced investment operations on November 2, 1994 and Class I (Institutional) Shares, which commenced investment operations on June 28, 1996.

   ABN AMRO Funds
-----------------

ABN AMRO/TAMRO LARGE CAP VALUE FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/TAMRO Large Cap Value Fund, Class N, returned 5.60%. By comparison, the Fund's peer group, the Lipper Large-Cap Value Fund Index, returned 5.40% and its benchmark, the S&P(R)/Barra Value Index, returned 3.91%.

Q.  How would you describe the investment environment?
------

A. The economy appears to have rebounded from the shock created by the events related to September 11. Investors are now trying to determine how the after-effects of the late 1990s capital spending boom will impact the economy. Companies are more optimistic about their outlook for an economic recovery, but not many have announced plans to boost their capital spending budgets. More robust business spending will be necessary before a strong, sustained recovery emerges. In the meantime, healthy consumer spending - the economy's saving grace over the past year - shows no signs of weakening.

Q.  What factors affected the Fund's performance?
------

A. Most of the Fund's best performers were related to companies that have embarked on two of our primary investment themes - restructuring and consolidation. All of the Fund's top 10 holdings have embarked on one of these two themes. Consolidators, like Boeing (2.13%) and Washington Mutual (2.73%), are industry leaders that are gaining market share because of their scale, high-quality offerings, and low-cost position. Restructurings, such as General Motors (4.05%) and Newell Rubbermaid (1.42%), are situations where companies have lost their competitive advantage, but management has recognized the problems and implemented solutions to address them. While companies falling into these categories would greatly benefit from economic strength, they can also succeed based on changes that are occurring within their company or industry.

    We also sold out of several positions over the period, including Tyco International, FirstEnergy and Marriott International. We let go of Tyco International due to lack of confidence after the company warned on its second quarter results. We sold FirstEnergy as its valuation increased to the highest decile in our ranking system. We let go of Marriott International because we believed that its recent stock price increase exceeded the fundamental results the company will experience over the intermediate term.

Q.  What is your outlook?
------

A. With historically low long- and short-term interest rates, we remain optimistic that the economy will recover and grow modestly in 2002. We don't expect a sharp economic rebound, but do believe that the 11 interest rate cuts by the Federal Reserve Board (the "Fed") will support reasonable improvement.

    The sector weightings that result from our bottom-up stock picking style indicate where we find value. Finance, Oil and Gas Extraction, and Consumer Staples are the three sectors with the heaviest weight in the portfolio. We've also been gradually increasing our exposure to the technology sector. It is our belief that the valuation correction in the sector will spur consolidation among tech companies.


                                  ABN AMRO/TAMRO
                              LARGE CAP VALUE FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 TAMRO                                       Lipper Large Cap
          Large Cap Value Fund       S&P/Barra Value Index     Value Index
11/30/00        10,000                     10,000                10,000
Oct-01           9,689                      8,599                 8,805
Apr-02          10,232                      8,935                 9,280

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX AND LIPPER LARGE-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months              5.60%
One Year               (3.20)%
Five Year Avg. Annual    N/A
Avg. Annual
   Since Inception      1.63%

The TAMRO Large Cap Value Fund seeks to provide long-term capital appreciation. The Fund invests primarily in common stocks of improving quality, large-capitalization U.S. companies. TAMRO Capital Partners LLC ("TAMRO") is the Adviser to the Fund, which commenced operations on November 30, 2000.

   ABN AMRO Funds
-----------------

ABN AMRO VALUE FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                                    Team Managed

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO Value Fund, Class N, returned 9.12%. In comparison, the Fund's peer group, the Lipper Multi-Cap Value Fund Index, returned 9.65%, while the Fund's benchmark, the Russell 1000 Value Index, returned 8.87%. Previously, the Fund's returns were compared to the S&P(R)/BARRA Value Index. The Adviser believes that the Russell 1000 Value Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

Q.  How would you describe the investment environment?
------

A. While the investment environment has been difficult, it has also been conducive to our style of bottom-up investing. Over the past three years, we've seen the market change from one in which sector themes drove market performance to one in which stock selection is crucial. The variation in stock returns within sectors has widened dramatically, creating opportunities for success across the market.

    Much of this shift can be explained by a renewed focus on fundamentals. In response to both the Enron scandal and the bursting of the Internet bubble, investors are once again rewarding quality in balance sheets and earnings. This fits well with our investment style. While reasonable valuations are a part of our definition of value, we also search for solid balance sheets and good cash flow, with a preference for yield. It's a dangerous environment for value managers who simply look for cheap stocks.

Q.  Which sectors and stocks impacted the Fund's performance?
-------

A. Our overweight in the energy sector, as well as our stock selections within that sector, had the biggest impact on performance. We focused our holdings on companies in exploration and production (E&P), with significant exposure to natural gas. Over the past 14-16 months, natural gas prices dropped precipitously, driven by a slower economy and fears that new drilling would create an oversupply. In actuality, the production from the new wells has not been great enough to replace the decline in production from older wells, while the long-term structural demand from both the industrial and household sectors has significantly increased.

    The technology sector suffered during the period. We were aided both by our underweight in the sector and by the stocks we chose. Texas Instruments (0.71%) and Motorola (1.21%) were both positive contributors. Texas
    Instruments benefited from a stabilization in the demand for wireless handsets, while Motorola initiated a significant restructuring.

    Sears Roebuck (2.80%), our only retail stock, also performed well. While we're not enthusiastic about the retail sector in general, Sears Roebuck is one of the few retail companies that doesn't need to accelerate sales growth to generate earnings. Their earnings growth has come from cost cutting and margin improvement.

Q.  What factors will shape the market's performance in the year to come?
------

A. While we agree with the consensus view that the economy is recovering, we're seeing growth being driven by inventory restocking as opposed to an increase in demand. We believe that the market is currently overestimating the recovery in corporate profits. This situation should create some excellent buying opportunities for bottom-up stock selectors like ourselves.


                                    ABN AMRO
                                   VALUE FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      Lipper Multi-Cap
                          S&P/Barra      Value Fund       Russell 1000
           Value Fund    Value Index       Index          Value Index
1/4/93       10,000         10,000         10,000            10,000
Dec-93       10,666         11,860         11,377            11,807
Dec-94       10,666         11,785         11,321            11,573
Dec-95       14,082         16,145         14,825            16,013
Dec-96       16,959         19,697         17,884            19,478
Dec-97       22,131         25,603         22,782            26,330
Dec-98       23,340         29,362         24,919            30,446
Dec-99       25,941         33,096         26,513            32,683
Dec-00       25,765         35,108         29,069            34,974
Oct-01       20,907         28,712         26,685            30,487
Apr-02       22,813         29,834         29,260            33,191

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R)/BARRA VALUE INDEX, LIPPER MULTI-CAP VALUE FUND INDEX AND RUSSELL 1000 VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       --------
Six Months               9.12%
One Year               (11.50)%
Five Year Avg. Annual    4.62%
Avg. Annual
   Since Inception       9.25%

The Value Fund seeks to provide total return through long-term capital appreciation and current income. The Fund invests primarily in common stocks that are undervalued and have good prospects for earnings growth. AAAM is the Adviser for the Fund, which commenced operations on January 4, 1993. Effective December 31, 2001, MFS Institutional Advisers, Inc. became the Sub-Adviser of the Fund. Prior to that, Mellon Equity Associates LLP was the Sub-Adviser.

   ABN AMRO Funds
-----------------

ABN AMRO/VEREDUS SELECT GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                James W.M. Houlton & Charles F. Mercer, Jr., CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. Since its inception date of December 31, 2001 through April 30, 2002, ABN AMRO/Veredus Select Growth Fund, Class N, returned -9.70%. Because the Fund has been in operation for less than six months, benchmark and peer group comparisons are unavailable.

Q.  How did you select stocks for the portfolio?
------

A. Instead of focusing on hot stocks or sectors, we take a disciplined, process-driven approach to find the right mid- and large-cap companies to hold in our portfolio. Our underlying philosophy guides our investment management process: we believe that positive earnings surprise is the key driver of stock price change. With our bottom-up quantitative research process, we start with the entire universe of 7,000 mid- to large-cap companies, and then narrow this down to approximately 200 companies using our proprietary earnings revision model. We then examine balance sheets to find companies that are making more than they are spending. This usually brings the list down to about 125 stocks. At this point, we apply closer scrutiny to the fundamentals to pare the list down to 50 to 70 names.

Q.  What factors affected the Fund's performance?
------

A. In selecting the first stocks for the Fund, we've positioned the Fund for an economic recovery. We rejected the possibility of a "double-dip" correction in favor of a "V" shaped recovery.

    As it turned out, the economy did prove stronger than most anticipated. Unfortunately, the stocks that have benefited early on from the recovery have been the most cyclical companies. Because of our growth discipline, cyclical stocks generally fell outside our investment parameters. The stocks were either not cheap enough to be attractive from a valuation standpoint, or they were not deemed attractive enough by the Wall Street analysts for them to issue earnings estimate increases.

    We were successful with a number of insurance stocks. The insurance industry was hurt badly in the aftermath of September 11, but has rebounded well as the economy has begun to show signs of recovery. The sector rotation environment we're currently in is a sign of an unhealthy market. Going forward, we expect performance to come from a broad range of industries and sector groups.

Q.  What is your outlook?
------

A. For the last three years, we've been in a small-cap dominated environment. From October 1998 through March 2000, small-cap growth led the way; from March 2000 until now, small-cap value has outperformed. While we're not predicting an immediate return to large-cap dominance, the extended small-cap leadership has created many more opportunities in the large-cap arena. We're seeing a lot of new opportunities making it through our screening process, and believe that our portfolio is well positioned to take advantage of the coming economic recovery.


                                ABN AMRO/VEREDUS
                               SELECT GROWTH FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         Veredus Select   Russell    Russell 1000   Lipper Multi-Cap
          Growth Fund    1000 Index  Growth Index   Growth Fund Index

12/30/01     10000         10000        10000             10000
Apr-02        9030         10337         9787             10100

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 1000 INDEX, RUSSELL 1000 GROWTH INDEX AND LIPPER MULTI-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPTIAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months               N/A
One Year                 N/A
Five Year Avg. Annual    N/A
Avg. Annual
   Since Inception       N/A

The Veredus Select Growth Fund seeks to provide capital appreciation. The Fund invests primarily in growth stocks of mid-cap and large-cap companies whose earnings are growing, or are expected to grow, at an accelerated rate. Veredus Asset Management LLC ("Veredus") is the Adviser for the Fund, which commenced investment operations on December 31, 2001.

   ABN AMRO Funds
-----------------

ABN AMRO/TALON MID CAP FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                               Thyra E. Zerhusen

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Talon Mid Cap Fund, Class N, returned 16.26%. By comparison, the Fund's peer group, the Lipper Mid-Cap Value Fund Index, produced a total return of 19.13%, while the Fund's benchmark, the S&P(R) 400 Mid-Cap Index, returned 20.04%.

Q.  How would you describe the investment environment?
------

A. The fallout from the Enron scandal had a huge impact on the markets over the past six months, creating extreme market volatility and investor uncertainty. Investors closely analyzed the fine print on balance sheets, and punished any perceived irregularities swiftly and severely. This scrutiny was particularly intense for technology companies. Unfortunately, the entire sector was painted with the same broad brush, and many solid tech companies were unfairly penalized.

    We used the market's volatility and its tendency to bring down entire sectors in the midst of bad news on a few companies as opportunities to purchase companies with good growth potential that we believe have been temporarily mis-priced.

Q.  What were the key contributors to the Fund's performance during the past six
------
    months?

A. Two of our larger holdings, Unisys (4.93%) and Andrew (4.45%) were on opposite sides of the performance spectrum. Unisys was one of our biggest winners. This technology-service company bucked the trend in the sector and was up more than 50% over the period. Like most technology stocks, Unisys had been badly beaten down after September 11. Unlike most others in the sector, however, they reported earnings above expectations and maintained their guidance.

    Andrew, a hardware manufacturer for wireless communications, was one of our biggest disappointments. After missing earnings, the stock was brought down with the rest of the telecom industry. Even as its share price suffered, the company has taken this opportunity to position itself for the eventual recovery by seeking out well-priced strategic acquisitions. We continue to believe strongly in the prospects for Andrew, and have increased our position in the company.

    During the period, we sold our position in Sealed Air. The stock had appreciated over 47% since our initial purchase in January 2001 and no longer met our valuation discipline. A new addition to the Fund is PerkinElmer (3.34%), a leading provider of drug discovery and clinical screening products. The company's primary focus is life sciences.

Q.  What is your outlook?
------

A. Our economic outlook for 2002 has not changed. We expect a modest economic recovery, barring any major unfavorable developments in the Middle East or the war on terrorism. With this in mind, we continue to apply our fundamental approach to stock picking. In this type of market, investors need to be both cautious and opportunistic to do well. The opportunities are there, but they're more difficult to find. We believe that this market environment suits our investment style well. Our attention to valuation and bottom-up analysis allows us to uncover companies that most investors overlook, and we remain confident that our portfolio is well positioned for the remainder of the year.


                                 ABN AMRO/TALON
                                  MID CAP FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Talon           S&P 400       Lipper Mid-Cap
          Mid Cap Fund    Mid-Cap Index   Value Fund Index
Sep-94       10,000           10,000           10,000
Oct-94       10,250            9,921            9,968
Oct-95       12,189           12,025           11,451
Oct-96       15,420           14,111           13,733
Oct-97       20,582           18,721           17,579
Oct-98       18,413           19,974           16,281
Oct-99       18,840           24,180           17,782
Oct-00       26,201           31,833           21,113
Oct-01       27,097           27,870           20,613
Apr-02       31,502           33,455           24,556

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P(R) 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months              16.26%
One Year                 8.31%
Five Year Avg. Annual   13.22%
Avg. Annual
   Since Inception      16.27%

The Talon Mid Cap Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. CCM is the Adviser for the Fund and Talon is the Sub-Adviser.

   ABN AMRO Funds
-----------------

ABN AMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO Small Cap Fund, Class N, returned 21.33%. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned 9.65% and its benchmark, the Russell 2000 Index, returned 20.03%.

Q.  How would you describe the investment environment?
------

A. The economy appears to have rebounded from the shock created by the events related to September 11. Investors are now trying to determine how the after-effects of the late 1990s capital-spending boom will impact the economy. Companies are more optimistic about their outlook for an economic recovery, but not many have announced plans to boost their capital spending budgets. More robust business spending will be necessary before a strong sustained recovery emerges. In the meantime, healthy consumer spending - the economy's saving grace over the past year - showed no signs of weakening.

Q.  How have you positioned the Fund?
------

A. Philip Tasho began managing the Fund on March 25, 2002. We have repositioned the portfolio to ensure that holdings are consistent with our thematic value investing style. While we seek stocks that are inexpensive based on various financial metrics, we also look for a catalyst for that value to be realized. This catalyst will fall within one of our three overarching investment themes - consolidation, restructuring, and/or new products. Companies that embody one or more of these themes not only have a basis for the realization of their value, but also an opportunity to achieve substantial returns over an extended period of time - ideally several years.

    The most attractive consolidators are low cost providers that are gaining market share. We prefer to invest in these companies when their increased market share can provide tangible benefits to the marketplace and increase barriers to entry. In restructurings, we seek companies with a dominant industry position where new management with a successful track record and strong incentives can come in and achieve significant earnings increases by improving sub-par operating ratios. On the new product front, we look for companies whose new products will accelerate revenue and earnings growth to new levels, but whose market valuation does not yet reflect this improved growth rate.

Q.  What is your outlook?
------

A. Small-cap stocks continued to outperform large-cap stocks during the period. Even with this strong performance, valuations on small-cap stocks are still lower than those of large companies. In addition, many small companies are poised to post faster growth. These firms, which didn't have open access to the capital markets over the past few years because they weren't viewed as "hyper-growth," have already implemented restructuring and consolidation efforts that many larger companies have just begun to embark upon. We believe these factors bode well for small-cap returns.

    With historically low long- and short-term interest rates, we remain optimistic that the economy will recover and grow modestly in 2002. We don't expect a sharp economic rebound, but we do believe that the Fed's 11 interest rate cuts will support reasonable improvement.


                                    ABN AMRO
                                 SMALL CAP FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     Lipper Small-Cap Growth
            Small Cap Fund      Russell 2000 Index         Fund Index
1/4/93           10,000               10,000                 10,000
Dec-93           10,279               11,888                 11,694
Dec-94            9,635               11,671                 11,624
Dec-95           12,730               14,992                 15,910
Dec-96           15,202               17,465                 18,646
Dec-97           17,619               21,370                 21,019
Dec-98           16,470               20,826                 21,539
Dec-99           19,085               25,253                 33,040
Dec-00           20,250               24,490                 31,405
Oct-01           17,661               21,941                 23,918
Apr-02           21,428               26,336                 26,226

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       --------
Six Months              21.33%
One Year                10.32%
Five Year Avg. Annual   10.20%
Avg. Annual
   Since Inception       8.52%

The Small Cap Fund seeks to provide long-term capital appreciation by investing primarily in a blended portfolio of growth and value stocks of small capitalization companies. AAAM is the Adviser of the Fund effective March 25, 2002. Prior to that, the Fund was Sub-Advised by Delaware Management Co. The Fund commenced operations January 4, 1993.

   ABN AMRO Funds
-----------------

ABN AMRO/TAMRO SMALL CAP FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                            Philip D. Tasho, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period ended April 30, 2002, ABN AMRO/TAMRO Small Cap Fund, Class N, returned 29.27%. By comparison, the Fund's peer group, the Lipper Small-Cap Core Fund Index, produced a total return of 19.66%, while the Fund's benchmark, the Russell 2000 Index, returned 20.03%.

Q.  What factors fueled small cap stocks during the period?
------

A. The economy appears to have rebounded from the shock created by the events related to September 11. Investors are now trying to determine how the after-effects of the late 1990s capital-spending boom will impact the economy. Companies are more optimistic about their outlook for an economic recovery, but not many have announced plans to boost their capital spending budgets. More robust business spending will be necessary before a strong sustained recovery emerges. In the meantime, healthy consumer spending - the economy's saving grace over the past year - showed no signs of weakening.

Q.  What factors contributed to the Fund's performance?
------

A. Most of the Fund's best performers during the past six months were those related to companies that have embarked on two of our primary themes - restructuring and consolidation. Small capitalization stocks encompass a widely diverse universe. Many were not able to access Wall Street financing over the past few years as investors focused on large or rapid-growth companies. These ignored firms were forced to revamp their operations so that they could survive and thrive in a capital-constrained market. Top 10 holding Constellation Brands (2.55%) has been a successful consolidator in the wine and distilled beverage industry, while Hughes Supply (2.36%), a construction materials distributor, has restructured operations to flourish in a challenging marketplace.

    Companies embarking on restructurings and consolidations would greatly benefit from economic strength, but they can also succeed based on internal transformations or changes in their industries. The differences in revenue growth between larger and smaller firms demonstrate that change is occurring. Large firms took the revenue growth baton in 1998, but lost the lead in late 2000. Since then, revenue growth among smaller companies has exceeded that of larger companies by the widest margins in the past thirty-five years. We believe that smaller companies are benefiting from the actions they took over the past several years to survive and that they continue to be well positioned.

Q.  What is your outlook?
------

A. Small-cap stocks continued to outperform large-cap stocks during the period. Even with this strong performance, valuations on small-cap stocks are still lower than those of large companies. In addition, many small companies are poised to post faster growth. These firms, which didn't have open access to the capital markets over the past few years because they weren't viewed as "hyper-growth," have already implemented restructuring and consolidation efforts that many larger companies have just begun to embark upon. We believe these factors bode well for small-cap returns.

    With historically low long- and short-term interest rates, we remain optimistic that the economy will recover and grow modestly in 2002. We don't expect a sharp economic rebound, but we do believe that the Fed's 11 interest rate cuts will support reasonable improvement.


                                 ABN AMRO/TAMRO
                                 SMALL CAP FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                TAMRO                             Lipper Small-
           Small Cap Fund   Russell 2000 Index   Cap Core Index

11/30/00        10000             10000               10000
Apr-01          11460             10947               10945
Oct-01          10774              9729               10220
Apr-02          13928             11678               12229


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       --------
Six Months              29.27%
One Year                21.53%
Five Year Avg. Annual     N/A
Avg. Annual
   Since Inception      26.41%

The TAMRO Small Cap Fund seeks to provide long-term capital appreciation. The Fund invests primarily in a blended portfolio of growth and value stocks of small-capitalization companies. The Fund may also invest in real estate investment trusts (REITs), securities outside the small-cap range and cash equivalent securities. TAMRO is the Adviser to the Fund, which commenced operations on November 30, 2000.

   ABN AMRO Funds
-----------------

ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Veredus Aggressive Growth Fund, Class N and Class I, returned -5.81% and -5.69%, respectively. In comparison, the Fund's peer group, the Lipper Small-Cap Growth Fund Index, returned 9.65% and its benchmark, the Russell 2000 Growth Index, returned 10.40%.

Q.  How would you describe the investment environment?
------

A. While encouraging signs have begun to appear and the underlying trends are good, this is as tough an investing environment as we've seen. After a strong end to 2001 and a good start to 2002, the Enron scandal and cautious comments from the Fed caused the market to focus on the negative, allowing specific problems with individual companies to bring down entire sectors.

Q.  What factors affected the Fund's performance?
------

A. Our move back into the technology sector proved to be too early and too aggressive, causing the Fund to underperform its peers. Valuations were still of far more concern to investors as opposed to the direction and trend of earnings and revenues.

    In contrast, some of the portfolio's strongest performers were in the housing sector. Ryland Group (3.62%), KB Home (3.66%) and Beazer Homes USA (3.10%) all benefited from the sustained activity in residential real estate. These companies focus on the middle of the housing market, attracting both upwardly mobile GenXers as well as aging Baby Boomers looking to downsize. Although some experts have warned of a housing bubble, the valuations in the industry do not point to an overheated market.

    One of our larger holdings, Cytyc (3.20%), was also one of our biggest disappointments over the period. Cytyc is a medical device company focusing on women's health. The company's ThinPrep Pap smear has enjoyed widespread acceptance in the medical community, and its recently introduced procedure for early breast cancer detection has shown great promise. While Cytyc was hurt when the CEO lowered earnings guidance, we continue to believe that the stock has tremendous potential.

Q.  What is your outlook?
------

A. We expect to see continued choppiness in the markets at least through the fourth quarter. The upside potential is there, however, waiting for a catalyst. Increased productivity combined with lower costs have set the stage for a strong market. If corporations can return to revenue growth, the impact will be enormous. We believe that the market has overshot on the down side as much as it had on the upside back in 1998 and 1999. Eighteen of the 20 largest one-day percentage gains in the NASDAQ have occurred since April, 2000. So far, these rallies have been false starts. One day, however, one of these rallies will prove to be the real thing and the true recovery will begin.


                                 ABN AMRO/VEREDUS
                         AGGRESSIVE GROWTH FUND--CLASS N
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Veredus
         Aggressive Growth                       Russell 2000   Lipper Small-Cap
       Fund - Class N Shares  Russell 2000 Index  Growth Index Growth Fund Index
Jun-98         10,000              10,000           10,000           10,000
Oct-98          8,620               8,311            8,169            7,915
Apr-99         12,710               9,571           10,272            9,466
Oct-99         16,630               9,547           10,561           11,215
Apr-00         26,511              11,334           13,495           15,682
Oct-00         25,502              11,209           12,269           15,418
Apr-01         26,211              11,011           10,141           12,516
Oct-01         22,931               9,612            8,403            8,609
Apr-02         21,599              11,538            9,277            9,439

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID. TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                     Returns - Class N
                     -----------------
Six Months                 (5.81)%
One Year                  (17.60)%
Five Year Avg. Annual        N/A
Avg. Annual
   Since Inception         22.25%

                     Returns - Class I
                     -----------------
Six Months                (5.69)%
One Year                    N/A
Five Year Avg. Annual       N/A
Avg. Annual
   Since Inception          N/A

The Veredus Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) Shares, which commenced investment operations on July 2, 1998 and Class I (Institutional) Shares, which commenced investment operations on October 5, 2001.

   ABN AMRO Funds
-----------------

ABN AMRO REAL ESTATE FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                                Nancy J. Holland

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO Real Estate Fund, Class N, produced a total return of 15.82%. By comparison, the Fund's peer group, the Lipper Real Estate Fund Index, returned 18.84% and the Fund's benchmark, the Morgan Stanley REIT Equity Index, returned 18.34%.

Q.  How would you describe the investment environment?
------

A. Real estate stocks proved their worth over the past six months, both as a higher-yielding alternative to bonds and as an excellent diversifier for the broader stock market. Investors are beginning to see REITs as an essential component of a well-diversified portfolio.

    Although their stock returns were strong, real estate companies were not altogether immune to the weakness in the economy, however. Vacancy rates have risen, and fundamentals are weaker than they were a year ago. We believe however, that the sector has bottomed out. Over the course of the period, occupancy and rent declines began to level off. We fully expect to see them rise again as the economy picks up and concessions leave the marketplace.

    Our slight underperformance versus our benchmark and peer group can be explained by our emphasis on growth and quality. During the past six months, many new REIT investors focused solely on yield, bidding up the prices of the lower-quality, higher-yielding securities. We maintain our belief that high-quality growth REITs will prove to be stronger investments over the long term.

Q.  Which of the Fund's holdings performed best? Which disappointed?
------

A. Our holdings in the retail and hotel sectors have done very well. Retail, particularly malls, has benefited from the continued strength of consumer spending. Two of our strongest performers in the sector, Pan Pacific Retail Properties (2.16%) and Weingarten Realty Investors (2.05%), both specialize in local shopping centers with strong grocery store anchors. These convenient "all-in-one" destinations thrived as Americans began to spend more time at home in the wake of September 11. Hotel REITs were driven down severely following September 11, but rebounded as travel began to pick up.

    While the office market was disappointing overall, we found success with Alexandria Real Estate Equities (3.44%), which focuses solely on office space for biotechnology companies. This niche focus insulated them from the broader downturn in the office market, and the specialized needs of biotechnology companies ensured strong demand.

    The apartment sector proved disappointing over the period. Because of their extremely short leases, apartments tend to be the first sector to respond to economic weakness. In addition, continued low interest rates have spurred many former apartment dwellers to purchase their own homes, further driving down demand.

Q.  What is your outlook?
------

A. We expect earnings growth for REITs to remain moderate through 2002, then accelerate into 2003. Fundamentals should improve when we see sustainable growth in the economy. As long-term, diversified investors, we'll continue to search for opportunities to position the portfolio to benefit from the economic recovery while managing the risk associated with the volatile markets.

                                     ABN AMRO
                                REAL ESTATE FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Real Estate        Morgan Stanley       Lipper Real
                  Fund          REIT Equity Index  Estate Fund Index
12/31/97         10,000               10,000             10,000
Jun-98            9,516                9,492              9,545
Dec-99            8,721                8,310              8,461
Jun-99            9,264                8,694              8,997
Dec-99            8,431                7,932              8,136
Jun-00            9,689                8,987              9,156
Dec-00           10,856               10,059             10,216
Oct-01           10,806               10,453             10,357
Apr-02           12,515               12,370             12,308

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MORGAN STANLEY REIT EQUITY INDEX AND LIPPER REAL ESTATE FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF THE CONCENTRATION IN A SPECIFIC INDUSTRY OR GEOGRAPHICAL SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       --------
Six Months              15.82%
One Year                17.52%
Five Year Avg. Annual     N/A
Avg. Annual
   Since Inception       5.32%

The Real Estate Fund seeks total return through a combination of growth and income. The Fund invests primarily in real estate investment trusts (REITs) and common stocks of other equity securities of U.S. and foreign companies principally engaged in the real estate sector. AAAM is the Adviser for the Fund, which commenced operations December 30, 1997.

   ABN AMRO Funds
-----------------

ABN AMRO/VEREDUS SCITECH FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                James W.M. Houlton & Charles F. Mercer, Jr., CFA


Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Veredus SciTech Fund, Class N, returned -10.17%. By comparison, the Fund's peer group, the Lipper Science & Technology Fund Index, returned -5.81%, while its benchmark, the PSE Technology Index, returned 1.11%.

Q.  How would you describe the investment environment for technology stocks?
------

A. It was a challenging investment environment for stocks in general, and technology stocks in particular. After hitting bottom following the September 11 terrorist attacks, technology stocks finally seemed to break free from their two-year bear market. Tech stocks posted strong gains in November and December, spurred by hopes that the economic rebound would be swift and that corporations would soon resume technology spending.

    Their rise was interrupted, however, when the extraneous factors in the market - suspicion of accounting practices, fears of escalating Middle East conflict, rising oil prices, and uncertainty about the overall direction of the economy - created unprecedented volatility. Since the beginning of the year, tech stocks have been sent on a roller coaster ride, driven up and down by economic data and earnings announcements.

Q.  How have you been positioning the Fund?
------

A. We made a determination that the economy would be stronger than most people expected, and positioned the Fund for a "V" shaped recovery. Signs of an imminent upturn in the economy combined with the pent-up demand created by corporate cost containment were the exact combination we were looking for to drive corporate earnings - and the market - to positive returns.

    As it turned out, the economy did prove stronger than most anticipated. Unfortunately, the stocks that have benefited early on from the recovery have been the most cyclical technology companies. Because of our growth discipline, cyclical stocks generally fell outside of our investment parameters. The stocks were either not deemed attractive enough by the Wall Street analysts for them to increase earnings estimates or not cheap enough to be attractive from a valuation standpoint for them to issue earnings estimate increases.

    We were also hurt by our underweight in health care, a traditionally defensive sector. We had reduced our health care exposure in order to position ourselves more aggressively for the economic recovery. These more aggressive tech holdings were disproportionately affected by the Enron scandal.

Q.  What is your outlook?
------

A. We continue to expect the economy to improve throughout the balance of the year. The strength in the first half of the year seems to have primarily driven through inventory replenishment. We believe that the second half of the year will bring more sustainable growth, as broad-based demand rises and corporations begin to loosen their purse strings. This scenario could be derailed, however. If inflation returns, or if the market begins to fear that inflation will return, interest rates and commodity prices could rise and economic growth would be curtailed.


                                 ABN AMRO/VEREDUS
                                  SCITECH FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Veredus                              Lipper Science &
           SciTech Fund   PSE Technology Index  Technology Fund Index
Jun-00       10,000               10,000              10,000
Oct-00        8,939                8,821               8,716
Oct-01        7,643                5,437               3,630
Apr-02        6,865                5,497               3,419

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO A $10,000 INVESTMENT MADE IN THE INDICES (PSE TECHNOLOGY INDEX AND LIPPER SCIENCE & TECHNOLOGY FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID. TECHNOLOGY COMPANIES PRESENT SPECIAL RISKS TO INVESTORS INCLUDING SECTOR CONCENTRATION AND SMALL COMPANY STOCK RISK. INVESTMENTS CONCENTRATED IN A SPECIAL INDUSTRY OR SECTOR MAY BE SUBJECT TO GREATER MARKET RISK AND MAY BE MORE VOLATILE.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       --------
Six Months             (10.17)%
One Year               (12.82)%
Five Year Avg. Annual     N/A
Avg. Annual
   Since Inception     (18.55)%

The Veredus SciTech Fund seeks long-term capital appreciation by investing primarily in equity securities of science and technology companies. Veredus is the Adviser for the Fund, which commenced investment operations on June 30, 2000.

   ABN AMRO Funds
-----------------

ABN AMRO/CHICAGO CAPITAL BALANCED FUND
PORTFOLIO MANAGERS COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                           Bernard F. Myszkowski, CFA & Thomas J. Marthaler, CFA


Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Chicago Capital Balanced Fund, Class N, returned 2.80%. By comparison, the Fund's peer group, the Lipper Balanced Fund Index returned 2.83%, while the Fund's benchmark, a blend of 60% S&P(R) 500 and 40% Lehman Brothers Aggregate Bond Indexes, returned 1.38%.

Q.  How would you describe the investment environment?
------

A. It was a very difficult period: the market seemed unsure of what it wanted, and expectations were constantly changing. This uncertainty, in turn, caused extreme volatility in both the stock and bond markets, but the wild ups and downs ultimately canceled each other out. The S&P(R) 500 Index returned just 2.31% over the period, while the Lehman Brothers Aggregate Bond IndeX declined 0.01%.

    Throughout the period, we kept the portfolio very close to our traditional allocation of 60% equities and 40% bonds.

Q.  What stock holdings performed well? Which disappointed?
------

A.  A  diversified  group of  stocks  led our  performance  during  the past six months, with consumer, retail, financial, semi-industrial and chemical stocks all represented on our leaders list. Starbucks (1.46%) and H&R Block (0.92%) were two of our strongest holdings. Starbucks, the gourmet coffee retailer, continued to exhibit good growth, both in same-store sales and in global expansion of new stores. H&R Block, best known for its tax-preparation service, has been successful in leveraging its brand to add new services for its customers, including mortgages and financial planning. While its core business was growing at a solid 12% per year, we believe that these new businesses could raise the company's growth to 14-18% over the long term.

    The detractors from our performance were primarily focused in technology. While our technology holdings performed in line with the broader technology market, we were hurt by our overweight in the sector. Although consumer spending stayed strong throughout the period, corporations remained tight fisted with capital spending and technology stocks suffered as a result.

Q.  What was your approach to the bond market?
------

A.  Our holdings in mortgage securities,  commercial  mortgage-backed securities
    (CMBS) and asset-backed securities all performed well throughout the period. Mortgage securities were boosted by the fact that refinancing activity declined, which, in turn, led to lower volatility and more predictable cash flows. CMBS and asset-backed securities were helped by investors' growing aversion to risk and their increased appetite for higher-yielding securities amid low interest rates. We were overweight in CMBS and asset-backed securities and neutral in mortgages, which benefited from the continued low interest rate environment. Corporate bonds overall continued to disappoint, as the fallout from the Enron crisis reverberated through the credit market. While we believe that the accounting reforms brought about by Enron will ultimately be good for the market, we're still going through a period of disappointment as investors work through the situation.

Q.  What's your outlook?
------

A. We expect continued volatility through the end of the year. While we believe the economy is improving, we're concerned that current investor expectations as to the strength and speed of the recovery may be too optimistic. With the accounting issues raised by Enron creating an environment of suspicion, and the situation in the Middle East creating political and economic uncertainty, there are a lot of issues that the markets will have to work through before a path becomes clear. As always, we will continue to emphasize careful stock picking and long-term investing. Our process has carried us through turbulent times before, and we have every confidence that it will continue to serve us well going forward.


                            ABN AMRO/CHICAGO CAPITAL
                                  BALANCED FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                     60% S&P(R) 500 Index/            Lehman Brothers   Lipper
     Chicago Capital  40% Lehman Brothers  S&P(R) 500   Aggregate      Balanced
      Balanced Fund   Aggregate Bond Index    Index     Bond Index    Fund Index
Sep-95    10,000             10,000          10,000      10,000         10,000
Oct-96    11,847             11,707          12,364      10,722         11,420
Oct-97    14,229             14,379          16,333      11,675         13,715
Oct-98    16,862             16,814          19,928      12,766         15,511
Oct-99    19,772             19,439          25,041      12,833         17,458
Oct-00    22,701             20,716          26,564      13,770         18,834
Oct-01    19,658             18,829          19,952      15,775         17,186
Apr-02    20,208             19,089          20,413      15,773         17,672

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months              2.80%
One Year               (4.73)%
Five Year Avg. Annual   9.70%
Avg. Annual
   Since Inception     11.23%

The Chicago Capital Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. CCM is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

   ABN AMRO Funds
-----------------

ABN AMRO/MONTAG & CALDWELL BALANCED FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                        Ronald E. Canakaris, CFA

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A.  For the  six-month  period  that ended April 30,  2002,  ABN  AMRO/Montag  &
    Caldwell  Balanced  Fund,  Class N and  Class I shares,  returned  0.26% and
    0.38%, respectively. In comparison, the Fund's peer group, the Lipper Balanced Fund Index, returned 2.83% and its benchmark, a 60%/40% blend of the S&P(R) 500 Index and Lehman Brothers Government Credit Bond Index, returned 0.99%.

Q.  What were your strategies in the equity market and how did they affect
------
    performance?

A. Our emphasis on high-quality consumer staples and industrials aided our performance over the period, as did our focus on companies that can achieve earnings growth regardless of the slope of the recovery. Masco (2.31%), a manufacturer of home improvement and building products, was one of our top performers. The company benefited from both the continued strength in the housing market and the renewed vigor of the economy. For similar reasons, 3M (2.11%), another industrial cyclical, was also a strong performer.

    We continued to underweight the technology sector. While technology valuations have become more reasonable over the past six months, we believe they have farther to fall before becoming attractive, especially in light of their continued weak earnings growth outlook. In addition, there is still a good amount of excess capacity in the industry, while the recovery in capital spending is likely to be slow.

Q.  How have you positioned your fixed-income holdings?
------

A. We expect that the Fed will be gradual in its approach to raising short-term interest rates. When intermediate-term rates rose significantly in March, we extended the duration of the portfolio to be slightly longer than the benchmark indices. This reflects our view that the recovery will be moderate and that inflation will remain under control. When the yield differential between corporate and Treasury bonds widened following accounting concerns stemming from the Enron crisis, we increased our weighting in high-quality corporate bonds of intermediate maturity. We believe this sector of the bond market should perform well on a relative basis as the economy continues to recover. We also maintained a significant weighting in mortgage-backed securities, which we believe are likely to continue to perform better than Treasury bonds because prepayments have fallen dramatically since the end of 2001.

Q.  What is your outlook?
------

A. We believe the economy will continue on a moderate recovery path over the remainder of the year. A number of factors, however, may limit the stock market's response to this recovery. Consumers typically increase their demand for goods and services coming out of a recession. During the most recent economic slowdown, however, pent-up consumer demand remained low. Given the low savings rate, any future increase in consumer spending is likely to be driven solely by income gains. In addition, the accounting reforms brought about by Enron are likely to lead to lower reported earnings, also serving to moderate returns. We believe that our portfolio, with its emphasis on high-quality growth companies with above average earnings growth, is well-positioned to benefit as the economy improves.


                           ABN AMRO/MONTAG & CALDWELL
                             BALANCED FUND--CLASS N
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         60% S&P 500 Index/          Lehman Brothers
     Montag & Caldwell  40% Lehman Brothers            Government       Lipper
      Balanced Fund -    Government Credit    S&P(R)     Credit        Balanced
      Class N Shares        Bond Index      500 Index  Bond Index     Fund Index
Nov-94     10,000             10,000          10,000    10,000          10,000
Oct-95     12,375             12,229          12,641    11,616          11,759
Oct-96     14,895             14,238          15,685    12,242          13,462
Oct-97     18,509             17,469          20,720    13,321          16,168
Oct-98     21,185             20,519          25,276    14,690          17,887
Oct-99     24,962             23,537          31,759    14,593          20,132
Oct-00     25,472             25,133          33,690    15,634          21,718
Oct-01     23,857             22,921          25,305    18,029          19,818
Apr-02     23,919             23,148          25,889    17,850          20,379

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P(R) 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX, S&P(R) 500 INDEX, LEHMAN BROTHERS GOVERNMENT CREDIT BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                     Returns - Class N
                     -----------------
Six Months                 0.26%
One Year                  (2.29)%
Five Year Avg. Annual      8.28%
Avg. Annual
   Since Inception        12.35%

                     Returns - Class I
                     -----------------
Six Months                 0.38%
One Year                  (2.09)%
Five Year Avg. Annual       N/A
Avg. Annual
   Since Inception         0.93%

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund. The Fund offers two classes of shares:
Class N (Retail) Shares, which commenced investment operations on November 2, 1994 and Class I (Institutional) Shares, which commenced investment operations on December 31, 1998.

   ABN AMRO Funds
-----------------

ABN AMRO INTERNATIONAL EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                                    Team Managed


Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO International Equity Fund, Class N, returned 3.93%. By comparison, the Fund's peer group, the Lipper International Fund Index, returned 8.94% and its benchmark, the MSCI EAFE Index, returned 5.53%.

Q.  How would you describe the international investment environment?
------

A. A variety of factors influenced global stock markets over the past six months. The instability in the Middle East created fears that oil prices could rise, generally enhancing volatility in global markets. In Europe, the maturation of the European Economic Union, the strengthening of the euro against the dollar, and Europe's emergence from recession all aided performance.

    Generally, overseas valuations have remained lower than those in the United States, even as foreign companies are beginning to take steps to restructure and improve productivity.

Q.  What factors affected the Fund's performance during the past six months?
------

A. The Fund's performance was affected both by our sector weightings and our stock selection. Our overweight in the technology sector was a positive early in November and December as investors worldwide became optimistic about the prospects for global recovery. Holdings including Siemens (1.82%) and UMC Japan (1.06%) benefited as companies began to increase technology spending.

    In January, the situation abruptly reversed as global sentiment turned bearish. Our technology and telecommunications holdings became a drag on performance, as corporations once again reeled in their capital expenditures. Defensive sectors, including energy and utilities came to the fore.

    Our underweight in Japan was beneficial to the portfolio at the end of 2001, but turned negative when Japan staged an unexpected rally in the first three months of 2002.

Q.  What is your outlook?
------

A. The outlook for global economies and equity markets remains somewhat cloudy and we don't expect a very bullish equity market for the remainder of 2002. Although the forecast for the credit cycle seems to have improved and oil prices peaked in early April, there are still many issues that could prevent markets from finding the upside. However, as the economy seems to have bottomed, the downside seems relatively limited as well. Being very selective in terms of stock selection by focusing on companies that show long-term above-average earnings growth combined with a clear, focused and well-executed plan will continue to be our strategy going forward.


                                    ABN AMRO
                            INTERNATIONAL EQUITY FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                International                    Lipper International
                 Equity Fund    MSCI EAFE Index       Fund Index
1/4/93             10,000           10,000              10,000
Dec-93             12,626           13,256              13,616
Dec-94             13,045           14,287              13,542
Dec-95             14,875           15,888              14,999
Dec-96             16,375           16,849              16,930
Dec-97             17,122           17,149              17,916
Dec-98             21,476           20,578              20,266
Dec-99             30,465           26,127              27,907
Dec-00             23,499           22,425              23,554
Oct-01             16,138           16,890              17,995
Apr-02             16,773           17,824              19,604

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE ADDITIONAL RISKS, SOCIAL AND POLITICAL INSTABILITY, REDUCED MARKET LIQUIDITY AND CURRENCY VOLATILITY.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months               3.93%
One Year               (19.30)%
Five Year Avg. Annual    0.19%
Avg. Annual
   Since Inception       5.71%

The International Equity Fund seeks a high level of total return through capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of foreign companies, focusing on developed countries in Europe, Australia and the Far East but may invest in countries with emerging markets. AAAM is the Adviser for the Fund, which commenced operation on January 4, 1993.

   ABN AMRO Funds
-----------------

ABN AMRO/CHICAGO CAPITAL BOND FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                        Thomas J. Marthaler, CFA


Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Chicago Capital Bond Fund's Class N and Class I shares had total returns of -0.42% and -0.28%, respectively. By comparison, the Fund's peer group, the Lipper Intermediate Investment Grade Debt Fund Index, returned -0.19% while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index returned -0.01%.

Q.  How would you describe the fixed-income investment environment over the
------
    period?

A. The period was marked by a series of rather dramatic shifts in expectations about the economy and interest rates. In November and December, the Fed continued its campaign of slashing interest rates, ultimately bringing short-term interest rates to a 40-year low. Those and prior rate cuts, coupled with a wave of post-September 11 fiscal stimulus, fueled hopes for an early 2002 economic rebound and simultaneously fanned fears of higher interest rates. These fears of rising interest rates caused bonds to stumble in January, although they perked up a bit in February. Bonds suffered in March when the Fed moved to a "neutral" monetary policy, effectively saying the risk of inflation equaled the risk of further economic weakness. The bond market took that as a signal that the Fed no longer believed that further rate cuts were necessary. Others viewed the Fed's change in monetary policy as an indication that rates were headed higher. But expectations for a strong economic rebound cooled and interest rate fears faded in the final weeks of the period, causing the bond market to rebound.

Q.  How have you positioned the Fund during the period?
------

A. We began the period defensively, but have moved to a more neutral position over the past six months. Although the economy grew at an annualized 5.8% during the first quarter of 2002, we expect growth to moderate later this year. Our forecast calls for Gross Domestic Product ("GDP") growth of 2.0-2.5% for the year. We believe we're at a stage in the economic cycle in which rates won't change drastically. Because of our belief that the yield curve will flatten, we've increased our cash and short-term holdings. This will allow us to quickly reinvest in higher-rate securities, should the Fed choose to raise interest rates.

    Our holdings in mortgage securities,  commercial  mortgage-backed securities
    (CMBS) and asset-backed securities all performed well throughout the period. Mortgage securities were boosted by a drop in refinancing activity, which, in turn, led to lower volatility and more predictable cash flows. CMBS and asset-backed securities were helped by investors' growing aversion to risk and their increased appetite for higher-yielding securities amid low interest rates. We were overweight in CMBS and asset-backed securities and neutral in mortgages, which benefited from the continued low interest rate environment. Corporate bonds overall continued to disappoint, as the fallout from the Enron crisis reverberated through the credit market. While we believe that the accounting reforms brought about by Enron will ultimately be good for the market, we're still going through a period of disappointment as investors work through the situation.

Q.  What's your outlook?
------

A. Although our outlook calls for an economic recovery, we're a bit more pessimistic than the bond market as a whole as to how strong the recovery will be. We think growth will remain anemic in response to continued rising unemployment, declining corporate spending and lackluster corporate profits. In our view, it's hard to identify a catalyst for aggressive economic growth going forward. Although it's difficult to predict Fed action, we believe only a modest increase (0.50% to 0.75%) in short-term rates will occur by the end of the year.


                            ABN AMRO/CHICAGO CAPITAL
                               BOND FUND--CLASS N
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Chicago                                 Lipper Intermediate
        Capital Bond Fund -      Lehman Brothers       Investment Grade
          Class N Shares      Aggregate Bond Index        Debt Index
Dec-93         10,000                10,000                 10,000
Oct-94          9,677                 9,535                  9,537
Oct-95         11,117                11,026                 10,885
Oct-96         11,758                11,671                 11,465
Oct-97         12,797                12,709                 12,388
Oct-98         13,778                13,895                 13,378
Oct-99         13,919                13,969                 13,416
Oct-00         14,891                14,989                 14,265
Oct-01         16,840                17,171                 16,308
Apr-02         16,769                17,170                 16,277

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUND INDEX)
ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                     Returns - Class N
                     -----------------
Six Months                (0.42)%
One Year                   6.47%
Five Year Avg. Annual      6.97%
Avg. Annual
   Since Inception         6.36%

                     Returns - Class I
                     -----------------
Six Months                (0.28)%
One Year                   6.74%
Five Year Avg. Annual       N/A
Avg. Annual
   Since Inception         8.87%

The Chicago Capital Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. CCM is the Adviser for the Fund. The Fund offers two classes of shares: Class N (Retail) Shares, which commenced investment operations on December 13, 1993 and Class I (Institutional) Shares, which commenced investment operations on July 31, 2000.

   ABN AMRO Funds
-----------------

ABN AMRO/CHICAGO CAPITAL MUNICIPAL BOND FUND
PORTFOLIO MANAGER COMMENTARY
-----------------------------------------------

                                                                  APRIL 30, 2002

                                                            Dawn Daggy-Mangerson


Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Chicago Capital Municipal Bond Fund returned 0.92%. By comparison, the Fund's peer group, the Lipper Intermediate Municipal Fund Index returned 0.85% and the Fund's Index, the Lehman Brothers Municipal Five-Year General Obligations Index, returned 1.59%.

Q.  What factors affected the Fund's performance during the period?
------

A. Despite battling bouts of volatility and uncertainty about the direction of interest rates, municipal bonds outpaced many of their taxable fixed-income counterparts. Last November and December, news about state budget shortfalls, combined with increasing expectations for a rapid economic recovery and fears of rising interest rates, put pressure on municipal bond prices. But in January, February and April, municipal bonds rallied. During those periods, the economy seemingly was on a strong growth track so investors sought out bonds that were less affected by potentially higher interest rates than Treasury securities. And, amid rising corporate bankruptcies and concerns over accounting practices, investors gravitated toward bonds with lower credit risk than corporate bonds.

    Our emphasis on high-quality intermediate securities somewhat hindered performance over the period. This was due in part to "sticky pricing" among lower-rated illiquid securities. When municipal markets experience a significant sell-off, as they did during the month of March, liquid, high-quality securities, like those we favor, can be traded more readily than the lower-quality, more illiquid securities that are rarely traded. As such, high-quality prices tend to be the first to rise in market rallies and the first to decline in sell-offs. Despite their strong recent performance, we generally avoided lower-quality bonds because we didn't feel that they offered enough incremental yield to compensate for their added credit risk.

Q.  What were some of your other principal strategies?
------

A. In addition to emphasizing high-quality securities, we've moved toward a more "barbelled" position, emphasizing very short-term securities on one end of the maturity spectrum and 10-year bonds on the other. The short-term holdings provide some immunity to rising interest rates; the longer-term holdings provide the Fund with more yield.

    In terms of regional allocation, we generally avoided municipal bonds issued by New York and California. Both states have come under pressure due to the prospect that each will issue a large number of new bonds, thereby putting pressure on the prices of outstanding securities.

    The portfolio also is tilted in favor of bonds issued for essential service purposes such as water and sewer projects, schools and roads. These bonds are in strong demand due to their high credit quality and because of the necessity of the underlying purpose. Essential service issues differ from those backed solely by a dedicated sales or use tax in that they commonly have property tax support; therefore, they are not completely dependent upon usage to generate revenues to pay bondholders.

Q.  What's ahead for the municipal market and the Fund?
------

A. Our forecast calls for higher interest rates, so we've positioned the portfolio to attempt to minimize the price adjustments that rate hikes can cause. The recent volatility in the market has created a number of opportunities as perceptions of credit quality have disproportionately affected pricing. We will continue to take advantage of opportunities that provide a good risk/reward profile as we reinvest our short-term securities at higher rates.


                            ABN AMRO/CHICAGO CAPITAL
                               MUNICIPAL BOND FUND
                                GROWTH OF $10,000

                                 GRAPHIC OMITTED
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                                       Lehman Brothers
                                          Municipal
              Chicago Capital         Five-Year General     Lipper Intermediate
            Municipal Bond Fund       Obligations Index    Municipal Fund Index
Dec-93             10,000                   10,000                 10,000
Oct-94              9,808                    9,838                  9,808
Oct-95             10,719                   10,855                 10,880
Oct-96             11,103                   11,368                 11,369
Oct-97             11,673                   12,107                 12,155
Oct-98             12,393                   12,897                 12,983
Oct-99             12,173                   13,040                 12,823
Oct-00             13,062                   13,792                 13,649
Oct-01             14,380                   15,142                 14,928
Apr-02             14,513                   15,383                 15,055

THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS MUNICIPAL FIVE-YEAR GENERAL OBLIGATIONS INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. THE PRINCIPAL VALUE AND INVESTMENT RETURN OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

                       Returns
                       -------
Six Months              0.92%
One Year                6.66%
Five Year Avg. Annual   5.32%
Avg. Annual
   Since Inception      4.55%

The Chicago Capital Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. CCM is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

   ABN AMRO Funds
-----------------

ABN AMRO/CHICAGO CAPITAL MONEY MARKET FUND
PORTFOLIO MANAGER COMMENTARY

                                                                  APRIL 30, 2002

                                                                Karen Van Cleave

Q.  How did the Fund perform during the six-month period ended April 30, 2002?
------

A. For the six-month period that ended April 30, 2002, ABN AMRO/Chicago Capital Money Market Fund, Class N, returned 0.72%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average Index returned 0.69%, while the Fund's peer group, as measured by the Lipper Money Market Funds Index, returned 0.82%. During the period, the Fund produced a 7-day average yield of 1.31%.

Q.  What was the investment environment like during the six-month period?
------

A. At the beginning of the period, the Fed lowered interest rates twice in an attempt to stimulate an economy badly shaken by the events of September 11. In November, the Fed Funds target rate dropped from 2.50% to 2.00%. An additional quarter-point rate cut in December brought the rate to 1.75%, a 40-year low. Overnight rates exceeded other money market rates, creating an inverted yield curve, due to market participants anticipating further Fed rate cuts. By early 2002, however, the yield curve reverted back to a more normal shape, in anticipation of future interest rate hikes. The markets appeared to be anticipating a Fed Funds rate of 3-4% by year-end. As the period closed, however, weaker-than-expected economic indicators reduced the likelihood of the Fed Funds rates reaching these levels.

Q.  What was your strategy?
------

A. At the beginning of the period, maturities were kept short due to the inverted yield curve. As the yield curve returned to a more positive slope and longer-term securities offered incrementally more attractive yields, investments were shifted into longer maturities. Our position was that the market had gotten ahead of itself in its expectations for Fed rate hikes, with a view that any eventual rate hikes would take place later in 2002. Investments were maintained at the longer end of the maturity range for the majority of the period. Over the course of the past six months, maturities ranged from 25-43 days.

Q.  What is your outlook?
------

A. While the market is currently pricing in a rate hike in August, we believe it is more likely that the Fed will raise rates in the fourth quarter. In order to take advantage of the slightly positive yield curve, the Fund's maturity will be kept between 50-60 days. As we approach the fourth quarter of 2002, we plan to shorten up the maturity in anticipation of a rising rate environment. In a rising interest rate environment, a shorter-maturity position is advantageous because maturing proceeds are reinvested at higher yields. Now that the Treasury has gone from surplus to deficit, it may have to turn to the credit markets to obtain financing, ensuring an adequate supply of Treasury bills. Increased supply in these short-term Treasuries will provide additional investment opportunities in the front end of the money market yield curve and may help to offset declining commercial paper outstandings. Commercial paper issuance was reduced because the market was closed to some lower quality issuers.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GURARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                     RETURNS

ABN AMRO/CHICAGO CAPITAL MONEY MARKET FUND-- CLASS N SHARES
----------------------------------------------------------
Six Months                  0.72%
One Year                    2.35%
Five Year Average Annual    4.72%
Average Annual
   Since Inception
   12/14/93                 4.78%

iMoneyNet First Tier
RETAIL AVERAGE INDEX
--------------------
Six Months                  0.69%
One Year                    2.29%
Five Year Average Annual    4.54%
Average Annual
   Since Inception*         4.58%

Lipper Money
MARKET FUNDS INDEX
------------------
Six Months                  0.82%
One Year                    2.55%
Five Year Average Annual    4.71%
Average Annual
   Since Inception*         4.72%

* INDEX RETURNS COMPUTED FROM
NOVEMBER 30, 1993.


The Chicago Capital Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar denominated money market instruments. CCM is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL GROWTH FUND                                       APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             21%
TECHNOLOGY                      21%
CAPITAL GOODS                    8%
RETAIL                          11%
FINANCE                         11%
INSURANCE                        7%
CONSUMER CYCLICALS               7%
PHARMACEUTICALS                  5%
HEALTH CARE SERVICES             5%
CASH AND OTHER NET ASSETS        4%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------


COMMON STOCKS - 95.58%
               ADVERTISING - 2.52%
      199,137  Omnicom Group ...............  $    17,372,712
                                              ---------------
               CAPITAL GOODS - 8.01%
      363,000  Dover .......................       13,525,380
      259,548  Illinois Tool Works .........       18,713,411
      266,416  Johnson Controls ............       22,978,380
                                              ---------------
                                                   55,217,171
                                              ---------------
               CHEMICALS - 1.86%
      224,327  Praxair .....................       12,809,072
                                              ---------------
               COMMERCIAL SERVICES - 4.27%
      442,247  Ecolab ......................       19,419,066
      250,000  H& R Block ..................       10,030,000
                                              ---------------
                                                   29,449,066
                                              ---------------
               CONSUMER CYCLICALS - 7.46%
      430,833  Cintas ......................       22,304,225
      549,490  Harley-Davidson .............       29,117,475
                                              ---------------
                                                   51,421,700
                                              ---------------
               ELECTRICAL - 2.48%
      541,239  General Electric ............       17,076,090
                                              ---------------
               FINANCE - 10.68%
      318,895  Citigroup ...................       13,808,153
      444,111  Freddie Mac .................       29,022,654
      336,076  MBNA ........................       11,913,894
      298,600  Mellon Financial ............       11,275,136
      662,581  Schwab (Charles) ............        7,546,798
                                              ---------------
                                                   73,566,635
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               FOOD AND BEVERAGES - 3.91%
      927,646  Sysco .......................  $    26,911,010
                                              ---------------
               HEALTH CARE SERVICES - 4.85%
      482,842  Cardinal Health .............       33,436,808
                                              ---------------
               INSURANCE - 6.92%
      516,536  AFLAC .......................       15,444,426
      276,731  American International Group        19,127,647
      129,800  Marsh & McLennan ............       13,120,184
                                              ---------------
                                                   47,692,257
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 3.04%
      469,400  Medtronic ...................       20,977,486
                                              ---------------
               OIL AND GAS EXTRACTION - 1.88%
      235,901  Schlumberger ................       12,915,580
                                              ---------------
               PHARMACEUTICALS - 4.91%
      307,302  Merck .......................       16,698,791
      471,287  Pfizer ......................       17,131,282
                                              ---------------
                                                   33,830,073
                                              ---------------
               RETAIL - 10.56%
      427,500  Home Depot (The) ............       19,823,175
      293,896  Kohl's* .....................       21,660,135
      711,000  Starbucks* ..................       16,225,020
      399,395  Walgreen ....................       15,085,149
                                              ---------------
                                                   72,793,479
                                              ---------------
               TECHNOLOGY - 20.77%
      977,206  Cisco Systems* ..............       14,316,068
      681,512  Dell Computer* ..............       17,951,026
      483,000  Electronic Data Systems .....       26,207,580
      885,500  EMC* ........................        8,093,470
      187,600  IBM .........................       15,713,376
      601,000  Intel .......................       17,194,610
      325,094  Microsoft* ..................       16,989,413
    1,164,000  Oracle* .....................       11,686,560
      483,500  Texas Instruments ...........       14,954,655
                                              ---------------
                                                  143,106,758
                                              ---------------
               TRANSPORTATION - 1.46%
      553,800  Southwest Airlines ..........       10,084,698
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $563,574,619) .......      658,660,595
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL GROWTH FUND                                       APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------


REPURCHASE AGREEMENT - 4.27%
$  29,394,000  Bank One, 1.850%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $29,395,511
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value: $29,985,026) .......  $    29,394,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $29,394,000) ........       29,394,000
                                              ---------------
TOTAL INVESTMENTS - 99.85%
   (Cost $592,968,619)** ...................      688,054,595
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.15% ...        1,066,220
                                              ---------------
NET ASSETS - 100.00% .......................  $   689,120,815
                                              ===============

---------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $592,968,619.

     Gross unrealized appreciation .........  $   153,476,041
     Gross unrealized depreciation .........      (58,390,065)
                                              ---------------
     Net unrealized appreciation ...........  $    95,085,976
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             27%
TECHNOLOGY                      16%
RETAIL                          14%
FINANCE                         14%
INSURANCE                        7%
PHARMACEUTICALS                  5%
ELECTRICAL                       5%
CASH AND OTHER NET ASSETS        4%
CONSUMER CYCLICALS               4%
CAPITAL GOODS                    4%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 95.66%
               ADVERTISING - 3.14%
       20,500  Omnicom Group ...............  $     1,788,420
                                              ---------------
               BASIC MATERIALS - 1.75%
       29,200  Alcoa .......................          993,676
                                              ---------------
               BIOTECHNOLOGY - 2.37%
       25,500  Amgen* ......................        1,348,440
                                              ---------------
               CAPITAL GOODS - 4.00%
       12,700  Illinois Tool Works .........          915,670
       41,500  Tyco International ..........          765,675
        8,500  United Technologies .........          596,445
                                              ---------------
                                                    2,277,790
                                              ---------------
               COMMERCIAL SERVICES - 2.28%
       39,850  Concord EFS* ................        1,298,711
                                              ---------------
               COMMUNICATIONS - 1.49%
       22,100  Check Point Software
                 Technologies* .............          401,115
       14,800  TMP Worldwide* ..............          446,516
                                              ---------------
                                                      847,631
                                              ---------------
               CONSUMER CYCLICALS - 3.57%
       38,300  Harley-Davidson .............        2,029,517
                                              ---------------
               CONSUMER STAPLES - 2.92%
       31,300  Colgate-Palmolive ...........        1,659,213
                                              ---------------
               ELECTRICAL - 4.91%
       88,500  General Electric ............        2,792,175
                                              ---------------
               ELECTRONICS - 1.78%
       31,925  Gentex* .....................        1,010,745
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               FINANCE - 14.07%
       56,866  Citigroup ...................  $     2,462,298
        7,600  Fannie Mae ..................          599,868
       10,500  Goldman Sachs Group .........          826,875
       11,500  Lehman Brothers Holdings ....          678,500
       17,300  Morgan Stanley Dean Witter ..          825,556
       17,300  State Street ................          884,203
       33,800  Wells Fargo .................        1,728,870
                                              ---------------
                                                    8,006,170
                                              ---------------
               HEALTH CARE SERVICES - 1.68%
       13,800  Cardinal Health .............          955,650
                                              ---------------
               INSURANCE - 6.66%
       36,900  AFLAC .......................        1,103,310
       30,555  American International Group         2,111,962
        5,700  Marsh & McLennan ............          576,156
                                              ---------------
                                                    3,791,428
                                              ---------------
               LEISURE - 1.32%
       16,000  Viacom, Class B* ............          753,600
                                              ---------------
               LODGING - 1.74%
       22,500  Marriott International, Class A        988,650
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.96%
       17,500  Johnson & Johnson ...........        1,117,550
                                              ---------------
               OIL AND GAS EXTRACTION - 2.53%
       24,630  Apache ......................        1,436,668
                                              ---------------
               PHARMACEUTICALS - 5.49%
       17,600  Bristol-Myers Squibb ........          506,880
       13,200  Merck .......................          717,288
       52,200  Pfizer ......................        1,897,470
                                              ---------------
                                                    3,121,638
                                              ---------------
               RETAIL - 14.21%
       29,100  BJ's Wholesale Club* ........        1,298,733
       16,200  Home Depot (The) ............          751,194
       27,100  Lowe's ......................        1,146,059
       40,800  Safeway* ....................        1,711,560
       38,900  Target ......................        1,697,985
       26,500  Wal-Mart Stores .............        1,480,290
                                              ---------------
                                                    8,085,821
                                              ---------------
               TECHNOLOGY - 16.01%
      123,300  Cisco Systems* ..............        1,806,345
       65,800  EMC* ........................          601,412
        6,300  IBM .........................          527,688
       40,600  Intel .......................        1,161,566
       35,900  Mercury Interactive* ........        1,337,993
       20,700  Microsoft* ..................        1,081,782
       92,700  Sun Microsystems* ...........          758,286
       18,500  VERITAS Software* ...........          524,290
       34,700  Xilinx* .....................        1,310,272
                                              ---------------
                                                    9,109,634
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 1.78%
       33,500  QUALCOMM* ...................        1,010,360
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $60,965,782) ........       54,423,487
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

REPURCHASE AGREEMENT - 4.59%
$   2,611,835  J.P. Morgan Chase, 1.870%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $2,611,971
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value: $2,665,389) ........  $     2,611,835
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $2,611,835) .........        2,611,835
                                              ---------------
TOTAL INVESTMENTS - 100.25%
   (Cost $63,577,617)** ....................       57,035,322
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.25)% .         (142,240)
                                              ---------------
NET ASSETS - 100.00% .......................  $    56,893,082
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $63,577,617.

     Gross unrealized appreciation .........  $     5,611,209
     Gross unrealized depreciation .........      (12,153,504)
                                              ---------------
     Net unrealized depreciation ...........  $    (6,542,295)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

MONTAG & CALDWELL GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             29%
CONSUMER STAPLES                12%
CAPITAL GOODS                    9%
MEDICAL PRODUCTS AND SUPPLIES    9%
PHARMACEUTICALS                  8%
FOOD AND BEVERAGES               8%
TECHNOLOGY                       7%
INSURANCE                        7%
FINANCE                          6%
CASH AND OTHER NET ASSETS        5%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 95.46%
               BIOTECHNOLOGY - 3.33%
    1,478,100  Amgen* ......................  $    78,161,928
                                              ---------------
               CAPITAL GOODS - 9.13%
    1,112,600  Caterpillar .................       60,770,212
    2,730,000  Masco .......................       76,713,000
      610,000  3M ..........................       76,738,000
                                              ---------------
                                                  214,221,212
                                              ---------------
               COMMERCIAL SERVICES - 0.92%
      577,500  Paychex                             21,558,075
                                              ---------------
               CONSUMER STAPLES - 12.38%
    1,821,000  Colgate-Palmolive ...........       96,531,210
    2,500,000  Gillette ....................       88,700,000
    1,165,500  Procter & Gamble ............      105,198,030
                                              ---------------
                                                  290,429,240
                                              ---------------
               ENTERTAINMENT AND LEISURE - 3.32%
    3,360,000  Walt Disney (The) ...........       77,884,800
                                              ---------------
               FINANCE - 5.87%
    1,178,300  Bank of New York ............       43,113,997
    2,186,800  Citigroup ...................       94,688,440
                                              ---------------
                                                  137,802,437
                                              ---------------
               FOOD AND BEVERAGES - 8.05%
    2,100,000  Coca-Cola ...................      116,571,000
    1,390,000  PepsiCo .....................       72,141,000
                                              ---------------
                                                  188,712,000
                                              ---------------
               INSURANCE - 7.36%
    1,355,000  American International Group        93,657,600
      781,000  Marsh & McLennan ............       78,943,480
                                              ---------------
                                                  172,601,080
                                              ---------------
               LODGING - 2.16%
    1,155,000  Marriott International, Class A     50,750,700
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               MEDICAL PRODUCTS AND SUPPLIES - 9.15%
    1,890,000  Johnson & Johnson ...........  $   120,695,400
    2,100,000  Medtronic ...................       93,849,000
                                              ---------------
                                                  214,544,400
                                              ---------------
               OIL AND GAS EXTRACTION - 5.36%
      200,200  GlobalSantaFe ...............        7,025,018
    1,200,000  Schlumberger ................       65,700,000
    1,489,900  Transocean Sedco Forex ......       52,891,450
                                              ---------------
                                                  125,616,468
                                              ---------------
               PHARMACEUTICALS - 7.91%
      381,500  Lilly (Eli) .................       25,198,075
    3,100,000  Pfizer ......................      112,685,000
    1,155,000  Pharmacia ...................       47,620,650
                                              ---------------
                                                  185,503,725
                                              ---------------
               RETAIL - 5.31%
    1,400,000  Costco Wholesale* ...........       56,280,000
    1,474,600  Home Depot (The) ............       68,377,202
                                              ---------------
                                                  124,657,202
                                              ---------------
               TECHNOLOGY - 7.05%
    1,538,300  BEA Systems* ................       16,490,576
      643,900  Electronic Arts* ............       38,022,295
    1,732,500  Electronic Data Systems .....       94,005,450
      699,400  Siebel Systems* .............       16,918,486
                                              ---------------
                                                  165,436,807
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 5.60%
    3,071,600  Nokia, SP ADR ...............       49,944,216
    2,699,700  QUALCOMM* ...................       81,422,952
                                              ---------------
                                                  131,367,168
                                              ---------------
               TRANSPORTATION - 2.56%
    1,001,600  United Parcel Service, Class B      60,136,064
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $2,164,914,600) .....    2,239,383,306
                                              ---------------

INVESTMENT COMPANY - 4.24%
   99,538,792  Deutsche Institutional
                 Cash Management Fund ......       99,538,792
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $99,538,792) ........       99,538,792
                                              ---------------
TOTAL INVESTMENTS - 99.70%
   (Cost $2,264,453,392)** .................    2,338,922,098
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.30% ...        7,015,011
                                              ---------------
NET ASSETS - 100.00% .......................  $ 2,345,937,109
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $2,264,453,392.

     Gross unrealized appreciation .........  $   202,740,396
     Gross unrealized depreciation .........     (128,271,690)
                                              ---------------
     Net unrealized appreciation ...........  $    74,468,706
                                              ===============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TAMRO LARGE CAP VALUE FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             32%
FINANCE                         17%
OIL AND GAS EXTRACTION          11%
CONSUMER STAPLES                 8%
TECHNOLOGY                       7%
COMMUNICATIONS                   7%
CAPITAL GOODS                    7%
INSURANCE                        6%
CASH AND OTHER NET ASSETS        4%
CONVERTIBLE BOND                 1%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 94.88%
               AUTOMOBILE - 4.05%
        6,780  General Motors ..............  $       434,937
                                              ---------------
               BASIC MATERIALS - 1.04%
        3,270  Alcoa .......................          111,278
                                              ---------------
               CAPITAL GOODS - 7.16%
        5,130  Boeing ......................          228,798
        2,795  Dover .......................          104,142
        2,370  General Dynamics ............          230,103
        2,930  United Technologies .........          205,598
                                              ---------------
                                                      768,641
                                              ---------------
               CHEMICALS - 1.37%
        3,300  duPont (E.I.) de Nemours ....          146,850
                                              ---------------
               COMMUNICATIONS - 7.20%
       11,270  AT&T ........................          147,862
       17,190  Hughes Electronics* .........          257,506
       14,185  Liberty Media, Class A* .....          151,780
        6,930  SBC Communications ..........          215,246
                                              ---------------
                                                      772,394
                                              ---------------
               CONSUMER CYCLICALS - 1.49%
        7,730  Mattel ......................          159,547
                                              ---------------
               CONSUMER STAPLES - 7.56%
        2,955  Estee Lauder, Class A .......          106,824
        6,035  Fortune Brands ..............          315,389
        4,870  Newell Rubbermaid ...........          152,918
        2,620  Procter & Gamble ............          236,481
                                              ---------------
                                                      811,612
                                              ---------------
               ENTERTAINMENT AND LEISURE - 1.64%
        5,285  Carnival ....................          176,043
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               FINANCE - 17.40%
        5,400  BB&T ........................  $       205,632
            2  Berkshire Hathaway, Class A*           146,900
          110  Berkshire Hathaway, Class B*           267,630
        5,216  Citigroup ...................          225,853
        2,555  Merrill Lynch ...............          107,157
        3,150  Morgan Stanley Dean Witter ..          150,318
        9,370  U.S. Bancorp ................          222,069
        7,772  Washington Mutual ...........          293,237
        4,860  Wells Fargo .................          248,589
                                              ---------------
                                                    1,867,385
                                              ---------------
               FOOD AND BEVERAGES - 5.57%
        3,370  Heinz (H.J.) ................          141,506
        6,445  Kellogg .....................          231,505
        5,480  Kraft Foods, Class A ........          224,899
                                              ---------------
                                                      597,910
                                              ---------------
               HEALTH CARE SERVICES - 2.02%
        4,550  HCA .........................          217,444
                                              ---------------
               INSURANCE - 5.59%
        4,910  ACE .........................          213,683
        7,610  Axa, SP ADR .................          162,854
        6,960  Prudential Financial* .......          223,416
                                              ---------------
                                                      599,953
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.61%
        4,605  Guidant* ....................          173,148
                                              ---------------
               OIL AND GAS EXTRACTION - 11.30%
        2,505  Anadarko Petroleum ..........          134,819
        2,418  ChevronTexaco ...............          209,665
        7,265  Dynegy, Class A .............          130,770
        3,745  El Paso .....................          149,800
        3,420  Exxon Mobil .................          137,381
        5,490  Marathon Oil ................          159,539
        2,226  Phillips Petroleum ..........          133,137
        8,245  Williams ....................          157,480
                                              ---------------
                                                    1,212,591
                                              ---------------
               PHARMACEUTICALS - 2.60%
        2,220  Merck .......................          120,635
        5,800  Schering-Plough .............          158,340
                                              ---------------
                                                      278,975
                                              ---------------
               RESTAURANTS - 2.25%
        8,525  McDonald's ..................          242,110
                                              ---------------
               RETAIL - 3.41%
        8,240  Kroger* .....................          187,625
        4,260  Safeway* ....................          178,707
                                              ---------------
                                                      366,332
                                              ---------------
               TECHNOLOGY - 7.07%
       16,770  Compaq Computer .............          170,216
        3,940  Computer Sciences* ..........          176,709
       13,510  Hewlett-Packard .............          231,021
        3,455  Microsoft* ..................          180,558
                                              ---------------
                                                      758,504
                                              ---------------
               UTILITIES - 3.05%
        1,740  Dominion Resources ..........          115,571
        3,900  Exelon ......................          211,770
                                              ---------------
                                                      327,341
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TAMRO LARGE CAP VALUE FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               WASTE MANAGEMENT - 1.50%
        6,110  Waste Management ............  $       160,937
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $9,824,910) .........       10,183,932
                                              ---------------
 PAR VALUE
-----------

CONVERTIBLE BOND - 1.13%
$     200,000  Nextel Communications
                 4.750%, 07/01/07 ..........          120,500
                                              ---------------
               TOTAL CONVERTIBLE BOND
                 (Cost $152,036) ...........          120,500
                                              ---------------
 SHARES
--------

INVESTMENT COMPANY - 3.98%
      427,536  Deutsche Institutional
                 Cash Management Fund ......          427,536
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $427,536) ...........          427,536
                                              ---------------
TOTAL INVESTMENTS - 99.99%
   (Cost $10,404,482)** ....................       10,731,968
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.01% ...            1,574
                                              ---------------
NET ASSETS - 100.00% .......................  $    10,733,542
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $10,404,482.

     Gross unrealized appreciation .........  $       769,836
     Gross unrealized depreciation .........         (442,350)
                                              ---------------
     Net unrealized appreciation ...........  $       327,486
                                              ===============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VALUE FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             26%
FINANCE                         19%
BASIC MATERIALS                 11%
OIL AND GAS EXTRACTION          11%
LEISURE                          7%
PHARMACEUTICALS                  7%
CONSUMER STAPLES                 7%
UTILITIES                        7%
CONVERTIBLE PREFERRED STOCKS     3%
CASH AND OTHER NET ASSETS        2%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 94.47%
               AUTOMOBILE - 1.04%
       82,300  Delphi                         $     1,279,765
                                              ---------------
               BASIC MATERIALS - 10.56%
       25,200  Air Products & Chemicals ....        1,210,860
       41,500  Akzo Nobel, SP ADR ..........        1,792,800
       15,100  Alcan .......................          553,113
       61,400  Alcoa .......................        2,089,442
       43,500  International Paper .........        1,802,205
       17,400  PPG Industries ..............          910,194
       23,600  Praxair .....................        1,347,560
      136,300  Syngenta, ADR ...............        1,669,675
       13,000  3M ..........................        1,635,400
                                              ---------------
                                                   13,011,249
                                              ---------------
               CAPITAL GOODS - 4.95%
       12,600  Caterpillar .................          688,212
       13,500  Danaher .....................          966,330
       66,900  Deere .......................        2,994,444
          800  ITT .........................           55,888
       11,500  Northrop Grumman ............        1,387,590
                                              ---------------
                                                    6,092,464
                                              ---------------
               COMMUNICATIONS - 3.93%
      105,500  AT&T ........................        1,384,160
       77,000  AT&T Wireless Services* .....          689,150
       54,900  BellSouth ...................        1,666,215
       27,600  Verizon Communications ......        1,107,036
                                              ---------------
                                                    4,846,561
                                              ---------------
               CONSUMER STAPLES - 7.06%
       74,100  Archer-Daniels-Midland ......          983,307
       35,100  Gillette ....................        1,245,348
       24,900  Kimberly-Clark ..............        1,621,488
       48,300  Philip Morris ...............        2,628,969
       24,600  Procter & Gamble ............        2,220,396
                                              ---------------
                                                    8,699,508
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               FINANCE - 19.34%
       37,700  American Express ............  $     1,546,077
       42,000  Bank of America .............        3,044,160
      100,000  Citigroup ...................        4,330,000
        4,000  Comerica ....................          251,400
       21,200  Equity Office Properties Trust,
                 REIT ......................          606,956
       15,100  Fannie Mae ..................        1,191,843
       68,800  FleetBoston Financial .......        2,428,640
       19,900  Freddie Mac .................        1,300,465
       13,600  Goldman Sachs Group .........        1,071,000
       43,000  Mellon Financial ............        1,623,680
       27,000  Merrill Lynch ...............        1,132,380
       31,600  National City ...............          985,920
       21,900  SAFECO ......................          731,460
       35,700  SouthTrust ..................          952,476
       18,800  SunTrust Banks ..............        1,278,024
       35,300  Wachovia ....................        1,342,812
                                              ---------------
                                                   23,817,293
                                              ---------------
               FOOD AND BEVERAGES - 4.21%
       13,600  Diageo, SP ADR ..............          718,760
       57,300  Kellogg .....................        2,058,216
       34,800  PepsiCo .....................        1,806,120
       17,500  Smucker (J.M.), Class B .....          607,250
                                              ---------------
                                                    5,190,346
                                              ---------------
               HEALTH CARE SERVICES - 0.78%
       46,200  Pall ........................          960,960
                                              ---------------
               INSURANCE - 5.64%
       50,500  Allstate ....................        2,006,870
       13,800  Chubb (The) .................        1,058,460
       22,500  Hartford Financial Services
               Group .......................        1,559,250
       41,200  MetLife .....................        1,406,568
       18,500  St. Paul ....................          921,485
                                              ---------------
                                                    6,952,633
                                              ---------------
               LEISURE - 6.53%
       29,500  Eastman Kodak ...............          950,195
       24,400  Gannett .....................        1,788,520
       23,300  Reed Elsevier, SP ADR* ......          929,903
       27,900  Tribune .....................        1,232,343
       50,000  Viacom, Class B* ............        2,355,000
       33,800  Walt Disney (The) ...........          783,484
                                              ---------------
                                                    8,039,445
                                              ---------------
               OIL AND GAS EXTRACTION - 11.00%
       22,300  Anadarko Petroleum ..........        1,200,186
       26,900  Apache ......................        1,569,077
       16,200  BP, SP ADR ..................          822,960
       20,600  Devon Energy ................        1,015,786
      116,500  Exxon Mobil .................        4,679,805
       51,600  National Fuel Gas ...........        1,229,112
       21,700  Schlumberger ................        1,188,075
       49,400  Unocal ......................        1,837,186
                                              ---------------
                                                   13,542,187
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VALUE FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               PHARMACEUTICALS - 6.70%
       38,000  Abbott Laboratories .........  $     2,050,100
       23,800  Bristol-Myers Squibb ........          685,440
       13,300  GlaxoSmithKline, ADR ........          639,065
       26,600  Merck .......................        1,445,444
       47,800  Pfizer ......................        1,737,530
       29,700  Wyeth .......................        1,692,900
                                              ---------------
                                                    8,250,479
                                              ---------------
               RETAIL - 2.80%
       65,300  Sears, Roebuck ..............        3,444,575
                                              ---------------
               TECHNOLOGY - 2.50%
       16,400  Analog Devices* .............          606,144
       17,800  IBM .........................        1,490,928
       13,200  Sun Microsystems* ...........          107,976
       28,200  Texas Instruments ...........          872,226
                                              ---------------
                                                    3,077,274
                                              ---------------
               TRANSPORTATION - 0.64%
       16,357  Canadian National Railway ...          782,682
                                              ---------------
               UTILITIES - 6.79%
       27,500  AGL Resources ...............          658,350
       21,600  Dominion Resources ..........        1,434,672
       13,300  FPL Group ...................          844,417
        8,500  KeySpan .....................          300,050
        9,300  National Grid Group, SP ADR .          332,940
       24,600  Nicor .......................        1,150,788
       19,600  NiSource ....................          433,160
       32,400  NSTAR .......................        1,483,920
       22,100  Pinnacle West Capital .......          968,422
       27,900  WGL Holdings ................          756,090
                                              ---------------
                                                    8,362,809
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $113,126,462) .......      116,350,230
                                              ---------------

CONVERTIBLE PREFERRED STOCKS - 3.36%
               AUTOMOBILE - 0.57%
       24,500  General Motors, Series B ....          704,375
                                              ---------------
               CAPITAL GOODS - 0.51%
        4,900  Northrop Grumman ............          632,100
                                              ---------------
               COMMUNICATIONS - 0.35%
        8,760  ALLTEL* .....................          438,000
                                              ---------------
               INSURANCE - 0.30%
       14,610  Travelers Property Casualty .          367,588
                                              ---------------
               OIL AND GAS EXTRACTION - 0.42%
       22,000  Williams ....................          511,940
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 1.21%
       31,000  Motorola ....................        1,488,000
                                              ---------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost $3,990,804) .........        4,142,003
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

INVESTMENT COMPANY - 2.75%
    3,388,157  J.P. Morgan Chase Institutional
                 Federal Money Market Fund .  $     3,388,157
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $3,388,157) .........        3,388,157
                                              ---------------
TOTAL INVESTMENTS - 100.58%
   (Cost $120,505,423) .....................      123,880,390
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.58)% .         (717,080)
                                              ---------------
NET ASSETS - 100.00% .......................  $   123,163,310
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $120,505,423.

     Gross unrealized appreciation .........  $     8,240,578
     Gross unrealized depreciation .........       (4,865,611)
                                              ---------------
     Net unrealized appreciation ...........  $     3,374,967
                                              ===============

      ADR  American Depositary Receipt
     REIT  Real Estate Investment Trust
   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VEREDUS SELECT GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             33%
COMMUNICATIONS                  10%
TECHNOLOGY                       9%
CAPITAL GOODS                    8%
BASIC MATERIALS                  8%
RETAIL                           8%
FINANCE                          7%
AUTOMOBILE                       7%
BUILDING                         6%
CASH AND OTHER NET ASSETS        4%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 95.70%
               AUTOMOBILE - 7.37%
        2,150  Delphi ......................  $        33,432
        1,700  General Motors ..............          109,055
          800  PACCAR ......................           57,176
                                              ---------------
                                                      199,663
                                              ---------------
               BASIC MATERIALS - 7.91%
        1,700  International Paper .........           70,431
        1,100  Nucor .......................           64,295
        4,900  Smurfit-Stone Container* ....           79,576
                                              ---------------
                                                      214,302
                                              ---------------
               BUILDING - 6.41%
        1,900  Centex ......................          106,970
        1,200  Lennar ......................           66,648
                                              ---------------
                                                      173,618
                                              ---------------
               CAPITAL GOODS - 7.84%
        1,100  Black & Decker ..............           53,548
          950  Ingersoll Rand, Class A .....           47,452
          700  Johnson Controls ............           60,375
        1,100  Stanley Works (The) .........           51,128
                                              ---------------
                                                      212,503
                                              ---------------
               CHEMICALS - 4.36%
          800  duPont (E.I.) de Nemours ....           35,600
        1,400  Engelhard ...................           42,588
          700  Praxair .....................           39,970
                                              ---------------
                                                      118,158
                                              ---------------
               COMMERCIAL SERVICES - 1.90%
        2,400  Accenture, Class A* .........           51,456
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               COMMUNICATIONS - 9.64%
          350  eBay* .......................  $        18,585
          700  Gannett .....................           51,310
        3,100  Symantec* ...................          109,771
        1,200  Viacom, Class A* ............           56,556
          700  Westwood One* ...............           25,200
                                              ---------------
                                                      261,422
                                              ---------------
               CONSUMER STAPLES - 3.53%
        2,700  Gillette ....................           95,796
                                              ---------------
               ENTERTAINMENT AND LEISURE - 2.18%
        4,000  Yahoo!* .....................           59,040
                                              ---------------
               FINANCE - 6.81%
          900  Bank of America .............           65,232
        2,700  National City ...............           84,240
          700  Union Planters ..............           35,077
                                              ---------------
                                                      184,549
                                              ---------------
               HEALTH CARE SERVICES - 1.17%
        2,100  HEALTHSOUTH* ................           31,710
                                              ---------------
               INSURANCE - 4.43%
        1,000  ACE .........................           43,520
          550  Chubb (The) .................           42,185
          600  Progressive .................           34,500
                                              ---------------
                                                      120,205
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.17%
          900  Baxter International ........           51,210
          750  Quest Diagnostics* ..........           68,948
          400  St. Jude Medical* ...........           33,284
          400  Zimmer Holdings* ............           13,884
                                              ---------------
                                                      167,326
                                              ---------------
               PHARMACEUTICALS - 0.72%
          250  AmerisourceBergen ...........           19,375
                                              ---------------
               RESTAURANTS - 1.91%
        1,300  Darden Restaurants ..........           51,870
                                              ---------------
               RETAIL - 8.02%
        1,350  Home Depot (The) ............           62,599
          650  Lowe's ......................           27,489
        6,650  Office Depot* ...............          127,281
                                              ---------------
                                                      217,369
                                              ---------------
               TECHNOLOGY - 9.41%
        1,500  Adobe Systems ...............           59,940
        2,000  Computer Associates
               International ...............           37,200
        2,600  National Semiconductor* .....           81,952
        1,300  Texas Instruments ...........           40,209
          950  Xilinx* .....................           35,872
                                              ---------------
                                                      255,173
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.93%
        4,350  UTStarcom* ..................          106,575
                                              ---------------
               TRANSPORTATION - 1.99%
          900  United Parcel Service, Class B          54,036
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $2,576,981) .........        2,594,146
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VEREDUS SELECT GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

REPURCHASE AGREEMENT - 9.17%
$     248,660  Morgan Stanley, 1.850%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $248,673,
                 (collateralized by U.S. Treasury
                 Instruments, total market
                 value: $254,157) ..........  $       248,660
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $248,660) ...........          248,660
                                              ---------------
TOTAL INVESTMENTS - 104.87%
   (Cost $2,825,641)** .....................        2,842,806
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (4.87)% .         (131,940)
                                              ---------------
NET ASSETS - 100.00% .......................  $     2,710,866
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $2,825,641.

     Gross unrealized appreciation .........  $       103,936
     Gross unrealized depreciation .........          (86,771)
                                              ---------------
     Net unrealized appreciation ...........  $        17,165
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TALON MID CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             20%
TECHNOLOGY                      14%
MEDICAL PRODUCTS AND SUPPLIES   14%
PHARMACEUTICALS                 10%
PRINTING AND PUBLISHING         11%
TELECOMM. EQUIPMENT              8%
ENTERTAINMENT AND LEISURE        7%
COMMERCIAL SERVICES              7%
ELECTRONICS                      6%
CASH AND OTHER NET ASSETS        3%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 96.84%
               AGRICULTURE - 2.08%
       83,300  Bunge .......................  $     1,842,596
                                              ---------------
               AUTOMOTIVE - 2.25%
       27,000  Magna International, Class A         1,995,030
                                              ---------------
               CAPITAL GOODS - 2.91%
      109,000  Rockwell Automation .........        2,340,230
       10,100  Rockwell Collins ............          240,582
                                              ---------------
                                                    2,580,812
                                              ---------------
               CHEMICALS - 2.18%
       50,000  FMC* ........................        1,935,000
                                              ---------------
               COMMERCIAL SERVICES - 7.32%
      324,000  Unisys* .....................        4,374,000
       97,100  Wallace Computer Services ...        2,111,925
                                              ---------------
                                                    6,485,925
                                              ---------------
               CONSUMER CYCLICALS - 2.37%
      102,000  Mattel ......................        2,105,280
                                              ---------------
               ELECTRONICS - 6.30%
       35,000  Molex .......................        1,176,700
      352,500  Symbol Technologies .........        2,982,150
       65,000  Tektronix* ..................        1,430,000
                                              ---------------
                                                    5,588,850
                                              ---------------
               ENTERTAINMENT AND LEISURE - 7.29%
       54,200  Hearst-Argyle Television* ...        1,467,736
      154,100  Metro-Goldwyn-Mayer* ........        2,488,715
      170,000  Yahoo!* .....................        2,509,200
                                              ---------------
                                                    6,465,651
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               MEDICAL PRODUCTS AND SUPPLIES - 13.78%
      139,000  Boston Scientific* ..........  $     3,463,880
      115,000  Edwards Lifesciences* .......        2,888,800
      141,000  IMS Health ..................        2,906,010
      231,400  PerkinElmer .................        2,961,920
                                              ---------------
                                                   12,220,610
                                              ---------------
               OIL AND GAS EXTRACTION - 2.80%
      109,273  FMC Technologies* ...........        2,485,961
                                              ---------------
               PHARMACEUTICALS - 9.80%
      188,000  Alpharma, Class A ...........        3,214,800
      207,000  Elan, SP ADR* ...............        2,459,160
      122,500  Watson Pharmaceuticals* .....        3,013,500
                                              ---------------
                                                    8,687,460
                                              ---------------
               PRINTING AND PUBLISHING - 10.67%
       88,000  Belo, Class A ...............        2,055,680
       25,000  New York Times, Class A .....        1,164,000
      198,100  Reader's Digest Association,
                 Class A ...................        4,714,780
       30,000  Scholastic* .................        1,521,900
                                              ---------------
                                                    9,456,360
                                              ---------------
               RETAIL - 1.89%
       72,000  Borders Group* ..............        1,678,320
                                              ---------------
               TECHNOLOGY - 13.83%
      244,500  American Power Conversion* ..        3,141,825
       60,000  Apple Computer* .............        1,456,200
       62,200  Diebold .....................        2,352,404
      263,000  Legato Systems* .............        1,814,700
      181,000  Mentor Graphics* ............        3,493,300
                                              ---------------
                                                   12,258,429
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 7.92%
      238,000  Andrew* .....................        3,948,420
       84,800  Harris ......................        3,070,608
                                              ---------------
                                                    7,019,028
                                              ---------------
               TRANSPORTATION - 3.45%
       81,300  CNF .........................        2,569,893
       27,000  Southwest Airlines ..........          491,670
                                              ---------------
                                                    3,061,563
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $77,957,397) ........       85,866,875
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TALON MID CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

INVESTMENT COMPANY - 3.64%
    3,226,954  Deutsche Institutional Cash
                 Management Fund ...........  $     3,226,954
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $3,226,954) .........        3,226,954
                                              ---------------
TOTAL INVESTMENTS - 100.48%
   (Cost $81,184,351)** ....................       89,093,829
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.48)% .         (426,141)
                                              ---------------
NET ASSETS - 100.00% .......................  $    88,667,688
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $81,184,351.

     Gross unrealized appreciation .........  $    10,552,674
     Gross unrealized depreciation .........       (2,643,196)
                                              ---------------
     Net unrealized appreciation ...........  $     7,909,478
                                              ===============

   SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

SMALL CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             31%
FINANCE                         17%
COMMUNICATIONS                  11%
CONSUMER CYCLICALS              11%
RESTAURANTS                      9%
RETAIL                           8%
COMMERCIAL SERVICES              6%
FOOD AND BEVERAGES               5%
CONVERTIBLE BOND                 1%
CASH AND OTHER NET ASSETS        1%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 98.21%
               BASIC MATERIALS - 4.35%
       12,360  International Aluminum ......  $       240,031
       19,850  Steel Dynamics* .............          346,383
        9,690  Texas Industries ............          375,778
                                              ---------------
                                                      962,192
                                              ---------------
               CAPITAL GOODS - 3.31%
        9,720  AMETEK ......................          376,455
       46,280  Concord Camera* .............          356,356
                                              ---------------
                                                      732,811
                                              ---------------
               COMMERCIAL SERVICES - 6.10%
       19,920  Aaron Rents .................          556,764
       11,630  Forrester Research* .........          212,248
       20,035  Kelly Services, Class A .....          580,594
                                              ---------------
                                                    1,349,606
                                              ---------------
               COMMUNICATIONS - 10.76%
       40,800  Ariba* ......................          153,000
       29,640  CheckFree* ..................          603,470
       13,950  Emmis Communications, Class A*         405,527
       20,860  Martha Stewart Living
                 Omnimedia, Class A* .......          375,480
       84,740  3Com* .......................          488,950
       85,250  ValueClick* .................          231,880
        7,000  WebEx Communications*(A) ....          120,610
                                              ---------------
                                                    2,378,917
                                              ---------------
               CONSUMER CYCLICALS - 11.01%
       13,000  Hughes Supply ...............          542,360
       10,230  KB HOME .....................          509,966
       14,260  Kellwood ....................          388,585
       13,500  Nautica Enterprises* ........          194,265
       11,300  Standard-Pacific ............          379,341
       21,570  Steven Madden* ..............          421,262
                                              ---------------
                                                    2,435,779
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               CONSUMER STAPLES - 2.26%
       19,000  American Greetings, Class A .  $       337,250
       13,600  Elizabeth Arden* ............          161,704
                                              ---------------
                                                      498,954
                                              ---------------
               ENTERTAINMENT AND LEISURE - 2.74%
       33,140  Six Flags* ..................          606,462
                                              ---------------
               FINANCE - 17.46%
       10,710  CBL & Associates Properties,
                 REIT ......................          391,986
       24,605  Entertainment Properties Trust,
                 REIT ......................          569,606
       13,640  First Charter ...............          274,164
       16,180  Hibernia, Class A ...........          322,791
       35,360  Innkeepers USA Trust, REIT ..          405,579
       10,630  MAF Bancorp .................          393,948
       18,350  New Century Financial .......          438,748
       16,460  Seacoast Financial Services .          352,244
       28,210  Senior Housing Properties Trust,
                 REIT ......................          405,942
        6,410  UMB Financial ...............          306,533
                                              ---------------
                                                    3,861,541
                                              ---------------
               FOOD AND BEVERAGES - 5.29%
        8,000  Constellation Brands, Class A*         483,200
       12,230  Ralcorp Holdings* ...........          342,440
       14,420  United Natural Foods* .......          345,359
                                              ---------------
                                                    1,170,999
                                              ---------------
               HEALTH CARE SERVICES - 3.26%
       14,230  Five Star Quality Care* .....          102,029
       11,070  MedQuist* ...................          319,702
       19,200  PAREXEL International* ......          298,944
                                              ---------------
                                                      720,675
                                              ---------------
               INSURANCE - 2.10%
       32,650  FPIC Insurance Group* .......          463,956
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.68%
       12,670  Edwards Lifesciences* .......          318,270
       13,740  Oakley* .....................          273,701
                                              ---------------
                                                      591,971
                                              ---------------
               OIL AND GAS EXTRACTION - 3.36%
       29,320  Core Laboratories* ..........          439,800
       12,650  Pioneer Natural Resources* ..          303,473
                                              ---------------
                                                      743,273
                                              ---------------
               PHARMACEUTICALS - 1.06%
       14,840  Pharmacyclics* ..............           91,266
       11,970  United Therapeutics* ........          143,520
                                              ---------------
                                                      234,786
                                              ---------------
               RESTAURANTS - 9.40%
       30,030  Dave & Buster's* ............          321,021
       10,230  Landry's Restaurants ........          283,371
       19,440  Papa John's International* ..          604,584
       17,340  Ryan's Family Steak Houses* .          454,308
       29,650  Steak `n Shake (The)* .......          414,507
                                              ---------------
                                                    2,077,791
                                              ---------------
               RETAIL - 8.10%
       25,890  CSK Auto* ...................          394,822
       17,140  Dillard's, Class A ..........          419,759

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

SMALL CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               RETAIL (CONTINUED)
       38,310  Goody's Family Clothing* ....  $       337,511
       33,345  Pep Boys (The)-Manny,
                 Moe, & Jack ...............          638,557
                                              ---------------
                                                    1,790,649
                                              ---------------
               TECHNOLOGY - 3.90%
       36,660  CIBER* ......................          256,620
       12,200  eFunds* .....................          193,980
       31,700  IKON Office Solutions .......          412,100
                                              ---------------
                                                      862,700
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 1.07%
       47,280  American Tower, Class A* ....          235,927
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $20,398,939) ........       21,718,989
                                              ---------------
  PAR VALUE
----------

CONVERTIBLE BOND - 0.55%
$     200,000  Aether Systems,
                 Subordinated Notes
                 6.000%, 03/22/05 ..........          123,250
                                              ---------------
               TOTAL CONVERTIBLE BOND
                 (Cost $125,980) ...........          123,250
                                              ---------------
 SHARES
-------

INVESTMENT COMPANIES - 1.25%
        8,476  J.P. Morgan Chase Institutional
                 Federal Money Market Fund .            8,476
       28,150  meVC Draper Fisher Jurvetson
                 Fund 1 ....................          267,425
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $271,001) ...........          275,901
                                              ---------------
TOTAL INVESTMENTS - 100.01%
   (Cost $20,795,920) ......................       22,118,140
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.01)% .           (2,975)
                                              ---------------
NET ASSETS - 100.00% .......................  $    22,115,165
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $20,795,920.

     Gross unrealized appreciation .........  $     1,805,677
     Gross unrealized depreciation .........         (483,457)
                                              ---------------
     Net unrealized appreciation ...........  $     1,322,220
                                              ===============

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, this security amounted to $120,610 or 0.55% of net assets.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TAMRO SMALL CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             30%
FINANCE                         16%
COMMUNICATIONS                  10%
CONSUMER CYCLICALS              11%
RETAIL                           8%
RESTAURANTS                      8%
FOOD AND BEVERAGES               6%
COMMERCIAL SERVICES              6%
CASH AND OTHER NET ASSETS        4%
CONVERTIBLE BOND                 1%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 95.00%
               BASIC MATERIALS - 3.52%
       12,473  International Aluminum ......  $       242,226
       45,590  Steel Dynamics* .............          795,545
       27,220  Texas Industries ............        1,055,592
                                              ---------------
                                                    2,093,363
                                              ---------------
               CAPITAL GOODS - 3.71%
       24,835  AMETEK ......................          961,860
      116,655  Concord Camera* .............          898,243
       30,222  General Cable ...............          346,949
                                              ---------------
                                                    2,207,052
                                              ---------------
               COMMERCIAL SERVICES - 6.11%
       52,700  Aaron Rents .................        1,472,965
       29,050  Forrester Research* .........          530,162
       45,640  Kelly Services, Class A .....        1,322,602
       18,000  PDI* ........................          309,600
                                              ---------------
                                                    3,635,329
                                              ---------------
               COMMUNICATIONS - 10.46%
      102,090  Ariba* ......................          382,838
       70,875  CheckFree* ..................        1,443,015
       36,000  Emmis Communications, Class A*       1,046,520
       48,800  Martha Stewart Living
                 Omnimedia, Class A* .......          878,400
      250,350  3Com* .......................        1,444,519
      378,770  ValueClick* .................        1,030,254
                                              ---------------
                                                    6,225,546
                                              ---------------
               CONSUMER CYCLICALS - 11.15%
       33,610  Hughes Supply ...............        1,402,209
       35,150  KB HOME .....................        1,752,227
       35,845  Kellwood ....................          976,776
       24,250  Nautica Enterprises* ........          348,958
       36,710  Standard-Pacific ............        1,232,355
       47,300  Steven Madden* ..............          923,769
                                              ---------------
                                                    6,636,294
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               CONSUMER STAPLES - 2.29%
       46,000  American Greetings, Class A .  $       816,500
       46,200  Elizabeth Arden* ............          549,318
                                              ---------------
                                                    1,365,818
                                              ---------------
               ENTERTAINMENT AND LEISURE - 2.04%
       66,185  Six Flags* ..................        1,211,186
                                              ---------------
               FINANCE - 16.13%
       33,800  CBL & Associates Properties,
                 REIT ......................        1,237,080
       55,910  Entertainment Properties Trust,
                 REIT ......................        1,294,316
       33,590  First Charter ...............          675,159
       40,785  Hibernia, Class A ...........          813,661
       86,810  Innkeepers USA Trust, REIT ..          995,711
       29,770  MAF Bancorp .................        1,103,276
       53,200  New Century Financial .......        1,272,012
       40,600  Seacoast Financial Services .          868,840
       51,310  Senior Housing Properties Trust,
                 REIT ......................          738,351
       12,600  UMB Financial ...............          602,545
                                              ---------------
                                                    9,600,951
                                              ---------------
               FOOD AND BEVERAGES - 6.11%
       25,140  Constellation Brands, Class A*       1,518,456
       11,906  Fleming .....................          262,408
       31,510  Ralcorp Holdings* ...........          882,280
       40,520  United Natural Foods* .......          970,454
                                              ---------------
                                                    3,633,598
                                              ---------------
               HEALTH CARE SERVICES - 2.83%
       66,581  Five Star Quality Care* .....          477,386
       27,980  MedQuist* ...................          808,062
       25,735  PAREXEL International* ......          400,694
                                              ---------------
                                                    1,686,142
                                              ---------------
               INSURANCE - 1.31%
       55,000  FPIC Insurance Group* .......          781,550
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 2.43%
       31,470  Edwards Lifesciences* .......          790,526
       32,900  Oakley* .....................          655,368
                                              ---------------
                                                    1,445,894
                                              ---------------
               OIL AND GAS EXTRACTION - 3.71%
       83,135  Core Laboratories* ..........        1,247,025
       40,000  Pioneer Natural Resources* ..          959,600
                                              ---------------
                                                    2,206,625
                                              ---------------
               PHARMACEUTICALS - 1.62%
       16,206  Omnicare ....................          433,348
       33,800  Pharmacyclics* ..............          207,870
       27,200  United Therapeutics* ........          326,128
                                              ---------------
                                                      967,346
                                              ---------------
               RESTAURANTS - 8.46%
       74,000  Dave & Buster's* ............          791,060
       25,375  Landry's Restaurants ........          702,888
       37,470  Papa John's International* ..        1,165,317
       48,590  Ryan's Family Steak Houses* .        1,273,058
       78,785  Steak `n Shake (The)* .......        1,101,414
                                              ---------------
                                                    5,033,737
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

TAMRO SMALL CAP FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               RETAIL - 8.35%
       24,420  bebe stores* ................  $       546,764
       62,360  CSK Auto* ...................          950,990
       44,000  Dillard's, Class A ..........        1,077,560
      100,170  Goody's Family Clothing* ....          882,498
       78,920  Pep Boys (The)-Manny,
                 Moe, & Jack ...............        1,511,318
                                              ---------------
                                                    4,969,130
                                              ---------------
               TECHNOLOGY - 4.08%
       83,440  CIBER* ......................          584,080
       24,000  Dendrite International* .....          318,000
       35,200  eFunds* .....................          559,680
       74,280  IKON Office Solutions .......          965,640
                                              ---------------
                                                    2,427,400
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 0.69%
       50,372  American Tower, Class A* ....          251,356
       55,750  SBA Communications* .........          161,062
                                              ---------------
                                                      412,418
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $44,326,796) ........       56,539,379
                                              ---------------
 PAR VALUE
-----------

CONVERTIBLE BOND - 0.57%
$     546,000  Aether Systems,
                 Subordinated Notes
                 6.000%, 03/22/05 ..........          336,472
                                              ---------------
               TOTAL CONVERTIBLE BOND
                 (Cost $341,396) ...........          336,472
                                              ---------------
 SHARES
-------

INVESTMENT COMPANIES - 4.49%
    1,758,426  Deutsche Institutional
                 Cash Management Fund ......        1,758,426
      163,567  Deutsche Institutional
                 Treasury Money Fund .......          163,567
       79,270  meVC Draper Fisher
                 Jurvetson Fund 1 ..........          753,064
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $2,766,488) .........        2,675,057
                                              ---------------
TOTAL INVESTMENTS - 100.06%
   (Cost $47,434,680)** ....................       59,550,908
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.06)% .          (37,573)
                                              ---------------
NET ASSETS - 100.00% .......................  $    59,513,335
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $47,434,680.

     Gross unrealized appreciation .........  $    12,700,258
     Gross unrealized depreciation .........         (584,030)
                                              ---------------
     Net unrealized appreciation ...........  $    12,116,228
                                              ===============

     REIT  Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VEREDUS AGGRESSIVE GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER COMMON STOCKS             26%
CONSUMER CYCLICALS              18%
COMMUNICATIONS                  10%
RETAIL                           9%
TECHNOLOGY                       9%
AUTOMOTIVE                       7%
HEALTH CARE SERVICES             6%
MEDICAL PRODUCTS AND SUPPLIES    5%
RESTAURANTS                      5%
CASH AND OTHER NET ASSETS        5%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 94.61%
               AUTOMOTIVE - 7.23%
      469,150  American Axle & Manufacturing
                 Holdings* .................  $    15,481,950
      127,800  BorgWarner ..................        7,984,944
      132,000  Modine Manufacturing ........        3,883,440
      191,200  Superior Industries
               International ...............        9,860,184
                                              ---------------
                                                   37,210,518
                                              ---------------
               CAPITAL GOODS - 3.47%
      907,900  Crown Cork & Seal* ..........       10,222,954
      247,000  URS* ........................        7,607,600
                                              ---------------
                                                   17,830,554
                                              ---------------
               COMMERCIAL SERVICES - 3.17%
      294,800  AMN Healthcare Services* ....        9,082,788
      432,200  Quanta Services* ............        7,243,672
                                              ---------------
                                                   16,326,460
                                              ---------------
               COMMUNICATIONS - 10.06%
      811,300  C-COR.net* ..................        8,875,622
      581,600  FreeMarkets* ................       10,329,216
      529,300  Inktomi* ....................        1,227,976
      359,450  Network Associates* .........        6,380,238
      417,600  Overture Services* ..........       14,277,744
      217,800  S1* .........................        1,953,666
      756,000  XM Satellite Radio Holdings*         8,701,560
                                              ---------------
                                                   51,746,022
                                              ---------------
               CONSUMER CYCLICALS - 18.40%
      180,400  Beazer Homes USA* ...........       15,969,008
      404,400  D.R. Horton .................       10,433,520
      240,600  Hovanian Enterprises, Class A*       7,323,864
      377,700  KB HOME .....................       18,828,345
      192,600  M.D.C. Holdings .............        9,726,300
      242,300  Pulte Homes .................       12,890,360
      169,300  Ryland Group (The) ..........       18,623,000
       30,100  WCI Communities* ............          864,773
                                              ---------------
                                                   94,659,170
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               ELECTRONICS - 3.24%
      123,300  FLIR Systems* ...............  $     4,916,834
      328,900  Itron* ......................       11,725,285
                                              ---------------
                                                   16,642,119
                                              ---------------
               FINANCE - 0.22%
       17,400  Affiliated Managers Group* ..        1,106,640
                                              ---------------
               FOOD AND BEVERAGES - 3.09%
      674,800  Fresh Del Monte Produce .....       15,891,540
                                              ---------------
               HEALTH CARE SERVICES - 5.66%
      224,400  AmSurg* .....................        6,507,600
      310,700  Cross Country* ..............        9,401,782
      774,700  HEALTHSOUTH* ................       11,697,970
       52,600  United Surgical Partners* ...        1,520,140
                                              ---------------
                                                   29,127,492
                                              ---------------
               INSURANCE - 1.22%
      183,700  IPC Holdings ................        6,264,170
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 5.20%
    1,047,400  Cytyc* ......................       16,454,654
       84,500  INAMED* .....................        3,112,135
      324,200  STERIS* .....................        7,181,030
                                              ---------------
                                                   26,747,819
                                              ---------------
               OIL AND GAS EXTRACTION - 1.00%
      583,800  Ultra Petroleum* ............        5,143,278
                                              ---------------
               PHARMACEUTICALS - 1.63%
      261,300  First Horizon Pharmaceutical*        6,804,252
       72,400  Taro Pharmaceutical Industries*      1,588,890
                                              ---------------
                                                    8,393,142
                                              ---------------
               RESTAURANTS - 5.46%
      440,500  Krispy Kreme Doughnuts* .....       16,818,290
      430,700  Ryan's Family Steak Houses* .       11,284,340
                                              ---------------
                                                   28,102,630
                                              ---------------
               RETAIL - 8.50%
      350,600  Borders Group* ..............        8,172,486
      208,500  Chico's FAS* ................        7,522,680
      652,400  Foot Locker* ................       10,275,300
      428,700  Genesco* ....................       11,939,295
      304,000  Pep Boys (The)-Manny,
                 Moe, & Jack ...............        5,821,600
                                              ---------------
                                                   43,731,361
                                              ---------------
               TECHNOLOGY - 9.41%
      558,600  Documentum* .................       10,848,012
      573,600  Edwards (J.D.)* .............        6,366,960
      680,500  FileNET* ....................       11,738,625
       64,200  hi/fn* ......................          680,520
      344,400  Hyperion Solutions* .........        8,058,960
      654,700  SanDisk* ....................       10,710,892
                                              ---------------
                                                   48,403,969
                                              ---------------
               TELECOMMUNICATIONS EQUIPMENT - 1.48%
      311,150  UTStarcom* ..................        7,623,175
                                              ---------------
               TRANSPORTATION - 4.51%
      784,000  Airborne ....................       16,260,160
      316,800  Atlantic Coast Airlines
               Holdings* ...................        6,922,080
                                              ---------------
                                                   23,182,240
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VEREDUS AGGRESSIVE GROWTH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               WASTE DISPOSAL - 1.66%
      126,500  Stericycle* .................  $     8,542,545
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $467,314,065) .......      486,674,844
                                              ---------------
  PAR VALUE
----------

REPURCHASE AGREEMENT - 5.77%
$  29,657,832  Morgan Stanley, 1.550%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $29,659,109
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $30,324,448) .......       29,657,832
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $29,657,832) ........       29,657,832
                                              ---------------
TOTAL INVESTMENTS - 100.38%
   (Cost $496,971,897)** ...................      516,332,676
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.38)%         (1,935,633)
                                              ---------------
NET ASSETS - 100.00% .......................  $   514,397,043
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $496,971,897.

     Gross unrealized appreciation .........  $    49,851,233
     Gross unrealized depreciation .........      (30,490,454)
                                              ---------------
     Net unrealized appreciation ...........  $    19,360,779
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

REAL ESTATE FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RETAIL                          24%
OFFICE PROPERTIES               21%
RESIDENTIAL                     20%
INDUSTRIAL                      14%
DIVERSIFIED                      8%
CASH AND OTHER NET ASSETS        7%
STORAGE                          3%
HOTELS                           3%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 92.93%
               DIVERSIFIED - 8.42%
       12,400  Catellus Development* .......  $       252,960
        9,500  Colonial Properties Trust ...          345,610
       20,600  Vornado Realty Trust ........          908,460
                                              ---------------
                                                    1,507,030
                                              ---------------
               HOTELS - 3.07%
       16,300  Host Marriott ...............          194,133
        8,800  Orient Express Hotels* ......          174,504
        4,800  Starwood Hotels & Resorts
                 Worldwide .................          181,440
                                              ---------------
                                                      550,077
                                              ---------------
               INDUSTRIAL - 13.95%
       22,785  AMB Property ................          638,891
       11,100  CenterPoint Properties ......          607,170
       15,780  Duke Realty .................          415,014
       37,600  ProLogis Trust ..............          834,720
                                              ---------------
                                                    2,495,795
                                              ---------------
               OFFICE PROPERTIES - 20.74%
       13,475  Alexandria Real Estate Equities        615,808
       15,985  Boston Properties ...........          623,095
       17,500  Brookfield Properties .......          348,250
        1,700  Corporate Office Properties .           22,933
       50,884  Equity Office Properties Trust       1,456,809
       18,400  SL Green Realty .............          645,840
                                              ---------------
                                                    3,712,735
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               RESIDENTIAL - 20.24%
       13,685  Apartment Investment &
                 Management ................  $       671,934
       30,800  Archstone-Smith Trust .......          830,368
       14,424  AvalonBay Communities .......          687,592
       43,500  Boardwalk Equities ..........          406,725
       33,900  Equity Residential Properties
                 Trust .....................          955,980
        2,100  Manufactured Home
                 Communities ...............           70,602
                                              ---------------
                                                    3,623,201
                                              ---------------
               RETAIL - 23.54%
       15,700  CBL & Associates Properties .          574,620
       15,600  Developers Diversified Realty          344,760
       17,300  General Growth Properties ...          791,129
       13,900  Heritage Property Investment*          342,635
       19,050  Kimco Realty ................          611,505
        6,425  Mills .......................          176,816
       12,200  Pan Pacific Retail Properties          386,618
       18,300  Simon Property Group ........          617,625
       10,300  Weingarten Realty Investors .          366,680
                                              ---------------
                                                    4,212,388
                                              ---------------
               STORAGE - 2.97%
       14,000  Public Storage ..............          531,580
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $14,870,095) ........       16,632,806
                                              ---------------
 PAR VALUE
-----------

REPURCHASE AGREEMENT - 5.52%
$     988,040  Morgan Stanley, 1.500%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $988,081
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $1,008,444) ........          988,040
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $988,040) ...........          988,040
                                              ---------------
TOTAL INVESTMENTS - 98.45%
   (Cost $15,858,135)** ....................       17,620,846
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.55% ...          276,659
                                              ---------------
NET ASSETS - 100.00% .......................  $    17,897,505
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $15,858,135.

     Gross unrealized appreciation .........  $     1,881,522
     Gross unrealized depreciation .........         (118,811)
                                              ---------------
     Net unrealized appreciation ...........  $     1,762,711
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

VEREDUS SCITECH FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMUNICATIONS                  19%
CASH AND OTHER NET ASSETS       18%
COMPUTER SOFTWARE               18%
MEDICAL PRODUCTS AND SUPPLIES   12%
SEMICONDUCTORS                  11%
TELECOMMUNICATIONS EQUIPMENT     6%
OTHER COMMON STOCKS              5%
WASTE DISPOSAL                   4%
ELECTRONICS                      4%
HEALTH CARE SERVICES             3%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 82.38%
               BIOTECHNOLOGY - 2.64%
        6,600  Exact Sciences* .............  $        77,946
                                              ---------------
               COMMUNICATIONS - 18.64%
        5,500  Centillium Communications* ..           63,910
          450  eBay* .......................           23,895
        3,800  FreeMarkets* ................           67,488
        2,200  Network Associates* .........           39,050
        2,600  Overture Services* ..........           88,894
        9,700  PTEK Holdings* ..............           51,119
        1,300  S1* .........................           11,661
        3,700  Symantec* ...................          131,017
        4,950  Yahoo!* .....................           73,062
                                              ---------------
                                                      550,096
                                              ---------------
               COMPUTER SOFTWARE - 17.54%
        4,000  Activision* .................          125,920
        1,800  Adobe Systems ...............           71,928
        2,300  Computer Associates
               International ...............           42,780
        5,700  Documentum* .................          110,694
        4,300  Edwards (J.D.)* .............           47,730
        3,900  FileNET* ....................           67,275
        2,200  Hyperion Solutions* .........           51,480
                                              ---------------
                                                      517,807
                                              ---------------
               COMPUTERS - 2.27%
        4,100  SanDisk* ....................           67,076
                                              ---------------
               ELECTRONICS - 4.35%
        3,600  Itron* ......................          128,340
                                              ---------------
               HEALTH CARE SERVICES - 2.80%
          900  Quest Diagnostics* ..........           82,737
                                              ---------------
               MEDIA - 1.44%
        3,700  XM Satellite Radio Holdings*            42,587
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               MEDICAL PRODUCTS AND SUPPLIES - 12.13%
        1,100  Baxter International ........  $        62,590
        6,500  Cytyc* ......................          102,115
        2,200  HealthTronics Surgical
               Services* ...................           26,312
          500  INAMED* .....................           18,415
        2,600  McKesson ....................          105,014
        4,800  OrthoLogic* .................           26,400
          500  Zimmer Holdings* ............           17,355
                                              ---------------
                                                      358,201
                                              ---------------
               SEMICONDUCTORS - 10.64%
        2,700  Amkor Technology* ...........           54,270
        3,600  hi/fn* ......................           38,160
        4,000  National Semiconductor* .....          126,080
        1,500  Texas Instruments ...........           46,395
        1,300  Xilinx* .....................           49,088
                                              ---------------
                                                      313,993
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 6.27%
        5,500  C-COR.net* ..................           60,170
        5,100  UTStarcom* ..................          124,950
                                              ---------------
                                                      185,120
                                              ---------------
               WASTE DISPOSAL - 3.66%
        1,600  Stericycle* .................          108,048
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $2,500,118) .........        2,431,951
                                              ---------------
  PAR VALUE
----------

REPURCHASE AGREEMENT - 17.93%
$     529,233  Morgan Stanley, 1.550%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $529,256
                 (collateralized by U.S. Treasury
                 Instrument, total market
                 value: $541,092) ..........          529,233
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $529,233) ...........          529,233
                                              ---------------
TOTAL INVESTMENTS - 100.31%
   (Cost $3,029,351)** .....................        2,961,184
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (0.31)% .           (9,123)
                                              ---------------
NET ASSETS - 100.00% .......................  $     2,952,061
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $3,029,351.

     Gross unrealized appreciation .........  $       148,471
     Gross unrealized depreciation .........         (216,638)
                                              ---------------
     Net unrealized depreciation ...........  $       (68,167)
                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMON STOCKS                           59%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  22%
CORPORATE NOTES AND BONDS               11%
CASH AND OTHER NET ASSETS                4%
ASSET-BACKED SECURITIES                  2%
COMMERCIAL MORTGAGE-BACKED SECURITIES    1%
YANKEE BOND                              1%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 59.28%
               ADVERTISING - 1.57%
       61,000  Omnicom Group ...............  $     5,321,640
                                              ---------------
               CAPITAL GOODS - 4.98%
      110,900  Dover .......................        4,132,134
       79,300  Illinois Tool Works .........        5,717,530
       81,400  Johnson Controls ............        7,020,750
                                              ---------------
                                                   16,870,414
                                              ---------------
               CHEMICALS - 1.15%
       68,400  Praxair .....................        3,905,640
                                              ---------------
               COMMERCIAL SERVICES - 2.68%
      135,000  Ecolab ......................        5,927,850
       78,000  H& R Block ..................        3,129,360
                                              ---------------
                                                    9,057,210
                                              ---------------
               CONSUMER CYCLICALS - 4.63%
      131,500  Cintas ......................        6,807,755
      167,600  Harley-Davidson .............        8,881,124
                                              ---------------
                                                   15,688,879
                                              ---------------
               ELECTRICAL - 1.53%
      164,600  General Electric ............        5,193,130
                                              ---------------
               FINANCE - 6.63%
       97,500  Citigroup ...................        4,221,750
      135,700  Freddie Mac .................        8,867,995
      102,300  MBNA ........................        3,626,535
       91,100  Mellon Financial ............        3,439,936
      201,300  Schwab (Charles) ............        2,292,807
                                              ---------------
                                                   22,449,023
                                              ---------------
               FOOD AND BEVERAGES - 2.43%
      284,000  Sysco .......................        8,238,840
                                              ---------------
               HEALTH CARE SERVICES - 3.02%
      147,700  Cardinal Health .............       10,228,225
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               INSURANCE - 4.30%
      158,000  AFLAC .......................  $     4,724,200
       84,600  American International Group         5,847,552
       39,600  Marsh & McLennan ............        4,002,768
                                              ---------------
                                                   14,574,520
                                              ---------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.89%
      143,200  Medtronic ...................        6,399,608
                                              ---------------
               OIL AND GAS EXTRACTION - 1.17%
       72,100  Schlumberger ................        3,947,475
                                              ---------------
               PHARMACEUTICALS - 2.93%
       86,500  Merck .......................        4,700,410
      143,800  Pfizer ......................        5,227,130
                                              ---------------
                                                    9,927,540
                                              ---------------
               RETAIL - 6.57%
      130,700  Home Depot (The) ............        6,060,559
       90,000  Kohl's* .....................        6,633,000
      217,000  Starbucks* ..................        4,951,940
      122,000  Walgreen ....................        4,607,940
                                              ---------------
                                                   22,253,439
                                              ---------------
               TECHNOLOGY - 12.89%
      298,700  Cisco Systems* ..............        4,375,955
      207,887  Dell Computer* ..............        5,475,744
      147,400  Electronic Data Systems .....        7,997,924
      271,200  EMC* ........................        2,478,768
       57,200  IBM .........................        4,791,072
      183,400  Intel .......................        5,247,074
       99,400  Microsoft* ..................        5,194,644
      354,700  Oracle* .....................        3,561,188
      146,800  Texas Instruments ...........        4,540,524
                                              ---------------
                                                   43,662,893
                                              ---------------
               TRANSPORTATION - 0.91%
      169,100  Southwest Airlines ..........        3,079,311
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $161,190,360) .......      200,797,787
                                              ---------------
 PAR VALUE
-----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.92%
               FEDERAL HOME LOAN BANK - 0.81%
$   2,580,000  6.500%, 11/15/06, Series TD06        2,761,036
                                              ---------------
               FEDERAL HOME LOAN MORTGAGE - 4.42%
    2,000,000  7.000%, 07/15/05 ............        2,165,462
      654,380  7.000%, 01/01/15,
                 Gold Pool # E79764 ........          684,502
      925,223  6.500%, 06/01/29,
                 Gold Pool # C00785 ........          941,125
      908,722  7.500%, 11/01/29,
                 Gold Pool # C32468 ........          950,183
    2,216,487  6.000%, 11/01/31,
                 Gold Pool # C01258 ........        2,193,317
    1,321,812  6.000%, 12/01/31,
                 Gold Pool # C01272 ........        1,307,994
    1,341,230  6.000%, 01/01/32,
                 Gold Pool # C01286 ........        1,327,398

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               FEDERAL HOME LOAN MORTGAGE (CONTINUED)
$   1,298,892  6.500%, 03/01/32,
                 Gold Pool # C64936 ........  $     1,317,239
    4,040,000  6.500%, 04/01/32,
                 Gold Pool # C01343 ........        4,097,065
                                              ---------------
                                                   14,984,285
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 4.57%
    1,725,000  5.250%, 01/15/09                     1,715,897
      502,152  7.000%, 01/01/13, Pool # 313966        526,789
      410,023  7.000%, 03/01/13, Pool # 251572        430,140
      940,260  6.000%, 08/01/13, Pool # 323250        964,060
      635,852  6.500%, 06/01/16, Pool # 582645        655,722
    1,689,384  7.000%, 08/01/16, Pool # 545154      1,765,637
      776,511  6.500%, 12/01/27, Pool # 402846        791,313
      387,103  6.500%, 05/01/28, Pool # 436779        394,482
    1,283,530  7.000%, 08/01/28, Pool # 437140      1,329,256
      819,649  6.500%, 09/01/28, Pool # 430877        834,506
    1,138,188  6.500%, 03/01/29, Pool # 489367      1,156,683
      820,514  6.500%, 06/01/29, Pool # 501319        833,847
      871,019  6.500%, 07/01/29, Pool # 503280        885,173
      469,658  6.500%, 08/01/29, Pool # 252645        477,333
      744,698  7.500%, 04/01/30, Pool # 536618        778,442
      639,273  7.500%, 05/01/30, Pool # 536420        668,240
      245,963  6.500%, 09/01/31, Pool # 253949        249,192
      984,250  7.000%, 03/01/32, Pool # 639703      1,016,545
                                              ---------------
                                                   15,473,257
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 4.75%
      961,588  7.000%, 12/15/11, Pool # 781011      1,016,278
      629,192  7.000%, 09/15/23, Pool # 361807        654,950
      335,314  7.000%, 10/15/23, Pool # 345894        349,041
      453,304  7.000%, 10/15/23, Pool # 370850        471,862
      728,209  6.500%, 03/15/26, Pool # 422527        743,456
      614,543  7.500%, 06/15/27, Pool # 447652        648,534
      533,047  6.500%, 08/15/27, Pool # 780615        543,374
    1,493,263  6.000%, 01/15/29, Pool # 457858      1,484,864
    1,125,997  7.000%, 03/15/29, Pool # 505567      1,164,351
    1,645,125  7.000%, 03/15/31, Pool # 547577      1,701,162
    2,279,896  6.500%, 06/20/31, Pool # 003095      2,304,120
    2,861,739  7.000%, 07/15/31, Pool # 781324      2,959,216
    1,981,890  7.000%, 02/20/32, Pool # 003202      2,045,063
                                              ---------------
                                                   16,086,271
                                              ---------------
               U.S. TREASURY BONDS - 3.25%
    1,850,000  7.250%, 05/15/16 ............        2,146,796
    1,500,000  7.125%, 02/15/23 ............        1,750,899
    2,500,000  6.250%, 08/15/23 ............        2,655,080
    2,500,000  6.000%, 02/15/26 ............        2,580,860
      950,000  5.500%, 08/15/28 ............          918,532
    1,025,000  5.250%, 11/15/28 ............          956,694
                                              ---------------
                                                   11,008,861
                                              ---------------
               U.S. TREASURY INFLATION
               INDEX NOTES - 0.40%
    1,296,002  3.375%, 01/15/07 ............        1,344,604
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               U.S. TREASURY NOTES - 3.72%
$   3,500,000  6.500%, 08/15/05 ............  $     3,774,260
    3,800,000  6.125%, 08/15/07 ............        4,069,712
    2,675,000  4.750%, 11/15/08 ............        2,666,852
    2,000,000  5.500%, 05/15/09 ............        2,073,438
                                              ---------------
                                                   12,584,262
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $72,155,528) ........       74,242,576
                                              ---------------

CORPORATE NOTES AND BONDS - 10.87%
               BASIC MATERIALS - 0.22%
      750,000  IMC Global
                 7.625%, 11/01/05 ..........          737,975
                                              ---------------
               COMMUNICATIONS - 1.25%
               AT&T
      525,000    6.000%, 03/15/09 ..........          463,617
      725,000    6.500%, 03/15/29 ..........          550,181
    1,500,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 ..........        1,469,743
      975,000  Qwest
                 7.625%, 06/09/03 ..........          946,041
    1,800,000  WorldCom
                 8.250%, 05/15/31 ..........          793,289
                                              ---------------
                                                    4,222,871
                                              ---------------
               ELECTRONICS - 0.22%
      715,000  Arrow Electronics
                 8.700%, 10/01/05 ..........          735,584
                                              ---------------
               ENERGY - 0.33%
    1,100,000  CMS Energy, Senior Notes
                 7.625%, 11/15/04 ..........        1,122,769
                                              ---------------
               FINANCE - 1.86%
      800,000  CIT Group
                 5.625%, 05/17/04 ..........          772,280
    2,000,000  Ford Motor Credit
                 7.500%, 03/15/05 ..........        2,076,626
    1,675,000  General Electric Capital, MTN
                 6.750%, 03/15/32 ..........        1,659,190
    1,350,000  General Motors Acceptance
                 6.750%, 01/15/06 ..........        1,395,701
      405,000  TYCO Capital
                 7.500%, 11/14/03 ..........          406,116
                                              ---------------
                                                    6,309,913
                                              ---------------
               FOOD AND BEVERAGES - 1.09%
               Albertson's
    2,000,000    Debentures
                 7.450%, 08/01/29 ..........        2,051,522
      215,000    Senior Notes,
                 6.950%, 08/01/09 ..........          223,573
    1,325,000  Conagra Foods,
                 Subordinated Notes
                 7.400%, 09/15/04 ..........        1,416,204
                                              ---------------
                                                    3,691,299
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               HEALTH CARE SERVICES - 1.44%
$   1,500,000  HEALTHSOUTH, Senior Notes,
                 6.875%, 06/15/05 ..........  $     1,507,204
    2,500,000  Omnicare, Convertible
                 5.000%, 12/01/07 ..........        2,403,125
    1,000,000  Tenet Healthcare, Subordinated
                 Notes, Convertible
                 6.000%, 12/01/05 ..........          975,000
                                              ---------------
                                                    4,885,329
                                              ---------------
               INSURANCE - 0.66%
    1,375,000  CNA Financial
                 6.500%, 04/15/05 ..........        1,350,503
      825,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A) ......          892,374
                                              ---------------
                                                    2,242,877
                                              ---------------
               OIL AND GAS EXTRACTION - 0.77%
    1,275,000  El Paso Energy
                 7.625%, 07/15/11 ..........        1,327,050
    1,425,000  Williams, Debentures
                 7.500%, 01/15/31 ..........        1,300,603
                                              ---------------
                                                    2,627,653
                                              ---------------
               PRINTING AND PUBLISHING - 0.58%
    2,000,000  News America Holdings,
                 Senior Debentures
                 7.750%, 02/01/24 ..........        1,953,584
                                              ---------------
               TECHNOLOGY - 0.13%
      425,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..........          435,625
                                              ---------------
               TRANSPORTATION - 0.70%
    1,047,052  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..........        1,081,716
      330,623  Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 ..........          327,774
    1,025,000  United Air Lines
                 Series 2000-1, Class A2
                 7.730%, 07/01/10 ..........          952,046
                                              ---------------
                                                    2,361,536
                                              ---------------
               UTILITIES - 1.62%
    1,000,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........        1,051,328
      958,788  Mirant Mid-Atlantic
                 8.625%, 06/30/12 ..........          912,899
    2,650,000  Niagara Mohawk Power,
                 Senior Notes
                 Series H, Step Coupon
                 8.500%, 07/01/10 ..........        2,619,207
      870,000  PSEG Energy Holding,
                 Senior Notes
                 10.000%, 10/01/09 .........          917,960
                                              ---------------
                                                    5,501,394
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $36,713,062) ........       36,828,409
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

ASSET-BACKED SECURITIES - 1.66%
$   1,200,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..........  $     1,225,379
    1,250,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..........        1,248,886
    1,105,709  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/27/16 ..........        1,117,314
    2,000,000  Residential Asset Securities
                 Series 2001-KS2, Class AI3
                 5.751%, 03/25/27 ..........        2,048,836
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $5,597,136) .........        5,640,415
                                              ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.98%
    1,250,000  CS First Boston
                 Mortgage Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 (B) ......        1,290,511
      299,191  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B) ......          309,047
    1,000,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B) ......        1,044,282
      649,645  Nomura Asset Securities,
                 Series 1998-D6, Class A1A
                 6.280%, 03/17/28 ..........          678,528
                                              ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $3,281,897) .........        3,322,368
                                              ---------------

YANKEE BOND - 0.57%
    1,875,000  Skandinaviska Enskilda
                 Banken AB, Junior
                 Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) ......        1,919,516
                                              ---------------
               TOTAL YANKEE BOND
                 (Cost $1,853,119) .........        1,919,516
                                              ---------------

FOREIGN GOVERNMENT BOND - 0.41%
    1,250,000  Quebec Province, Series NJ
                 7.500%, 07/15/23 ..........        1,374,661
                                              ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $1,341,458) .........        1,374,661
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

REPURCHASE AGREEMENT - 3.59%
$  12,167,000  Bank One, 1.850%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $12,167,625
                 (collateralized by U.S. Government
                 Agency Instruments, total
                 value: $12,411,783) .......  $    12,167,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $12,167,000) ........       12,167,000
                                              ---------------
TOTAL INVESTMENTS - 99.28%
   (Cost $294,299,560) .....................      336,292,732
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.72% ...        2,424,251
                                              ---------------
NET ASSETS - 100.00% .......................  $   338,716,983
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $294,299,560.

     Gross unrealized appreciation .........  $    59,642,519
     Gross unrealized depreciation .........      (17,649,347)
                                              ---------------
     Net unrealized appreciation ...........  $    41,993,172
                                              ===============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $2,811,890 or 0.83% of net assets.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks .......................................      60%
Repurchase Agreement ................................       4%
U.S. Government Obligations .........................       7%
U.S. Government Agency Obligations ..................      14%
Corporate Notes and Bonds:
  Aaa ...............................................       3%
  A .................................................       3%
  Baa ...............................................       6%
  Ba ................................................       3%
                                                        -----
                                                          100%
                                                        =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

MONTAG & CALDWELL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMON STOCKS                           64%
CORPORATE NOTES AND BONDS               15%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS  14%
CASH AND OTHER NET ASSETS                4%
ASSET-BACKED SECURITIES                  3%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

COMMON STOCKS - 64.00%
               BIOTECHNOLOGY - 1.98%
       99,800  Amgen* ......................  $     5,277,424
                                              ---------------
               CAPITAL GOODS - 6.09%
       81,500  Caterpillar .................        4,451,530
      218,900  Masco .......................        6,151,090
       44,600  3M ..........................        5,610,680
                                              ---------------
                                                   16,213,300
                                              ---------------
               COMMERCIAL SERVICES - 0.70%
       50,000  Paychex .....................        1,866,500
                                              ---------------
               CONSUMER STAPLES - 8.23%
      121,950  Colgate-Palmolive ...........        6,464,570
      193,500  Gillette ....................        6,865,380
       95,000  Procter & Gamble ............        8,574,700
                                              ---------------
                                                   21,904,650
                                              ---------------
               ENTERTAINMENT AND LEISURE - 2.58%
      296,040  Walt Disney (The) ...........        6,862,207
                                              ---------------
               FINANCE - 3.92%
       85,400  Bank of New York ............        3,124,786
      168,800  Citigroup ...................        7,309,040
                                              ---------------
                                                   10,433,826
                                              ---------------
               FOOD AND BEVERAGES - 4.88%
      136,600  Coca-Cola ...................        7,582,666
      104,270  PepsiCo .....................        5,411,613
                                              ---------------
                                                   12,994,279
                                              ---------------
               INSURANCE - 5.06%
      113,200  American International Group         7,824,384
       55,980  Marsh & McLennan ............        5,658,458
                                              ---------------
                                                   13,482,842
                                              ---------------
               LODGING - 0.86%
       52,060  Marriott International, Class A      2,287,516
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               MEDICAL PRODUCTS AND SUPPLIES - 6.90%
      161,620  Johnson & Johnson ...........  $    10,321,053
      180,480  Medtronic ...................        8,065,651
                                              ---------------
                                                   18,386,704
                                              ---------------
               OIL AND GAS EXTRACTION - 3.50%
       13,600  GlobalSantaFe ...............          477,224
       90,700  Schlumberger ................        4,965,825
      109,200  Transocean Sedco Forex ......        3,876,600
                                              ---------------
                                                    9,319,649
                                              ---------------
               PHARMACEUTICALS - 5.29%
       27,800  Eli Lilly ...................        1,836,190
      237,800  Pfizer ......................        8,644,030
       87,200  Pharmacia ...................        3,595,256
                                              ---------------
                                                   14,075,476
                                              ---------------
               RETAIL - 3.44%
      100,690  Costco Wholesale* ...........        4,047,738
      110,440  Home Depot (The) ............        5,121,103
                                              ---------------
                                                    9,168,841
                                              ---------------
               TECHNOLOGY - 5.27%
      117,100  BEA Systems* ................        1,255,312
       60,550  Electronic Arts* ............        3,575,478
      145,900  Electronic Data Systems .....        7,916,534
       53,200  Siebel Systems* .............        1,286,908
                                              ---------------
                                                   14,034,232
                                              ---------------
               TELECOMMUNICATIONS
               EQUIPMENT - 3.60%
      251,130  Nokia, SP ADR ...............        4,083,374
      182,300  QUALCOMM* ...................        5,498,168
                                              ---------------
                                                    9,581,542
                                              ---------------
               TRANSPORTATION - 1.70%
       75,500  United Parcel Service, Class B       4,533,020
                                              ---------------
               TOTAL COMMON STOCKS
                 (Cost $162,916,485) .......      170,422,008
                                              ---------------
 PAR VALUE
-----------

CORPORATE NOTES AND BONDS - 15.34%
               COMMUNICATIONS - 1.34%
$   3,300,000  BellSouth Capital Funding
                 7.750%, 02/15/10 ..........        3,556,100
                                              ---------------
               FINANCE - 7.89%
    3,000,000  American Express, Senior Notes
                 6.750%, 06/23/04 ..........        3,157,569
    3,000,000  General Electric Capital, MTN,
                 Series A
                 5.875%, 02/15/12 ..........        2,945,967
    1,350,000  Household Finance, MTN
                 7.300%, 07/30/12 ..........        1,361,623
    3,500,000  Merrill Lynch
                 6.000%, 02/17/09 ..........        3,465,493
    3,300,000  National Rural
                 Utilities Cooperative
                 Finance, Collateral Trust
                 6.200%, 02/01/08 ..........        3,310,890
    3,500,000  NationsBank, Subordinated Notes
                 6.875%, 02/15/05 ..........        3,713,777
      500,000  Travelers Group, Senior Notes
                 7.300%, 05/15/02 ..........          500,863

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

MONTAG & CALDWELL BALANCED FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               FINANCE (CONTINUED)
$   2,500,000  Wells Fargo, Subordinated Notes
                 6.375%, 08/01/11 ..........  $     2,553,047
                                              ---------------
                                                   21,009,229
                                              ---------------
               INDUSTRIAL - 1.23%
    3,000,000  Honeywell International
                 7.500%, 03/01/10 ..........        3,269,592
                                              ---------------
               PHARMACEUTICALS - 1.28%
    3,400,000  Merck, Series E, MTN
                 4.125%, 01/18/05 ..........        3,419,526
                                              ---------------
               RETAIL - 2.28%
    2,750,000  Sears Roebuck Acceptance
                 6.700%, 11/15/06 ..........        2,853,791
    3,000,000  Wal-Mart Stores, Senior Notes
                 6.875%, 08/10/09 ..........        3,219,648
                                              ---------------
                                                    6,073,439
                                              ---------------
               TECHNOLOGY - 1.32%
    3,340,000  Hewlett-Packard
                 7.150%, 06/15/05 ..........        3,510,534
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $39,622,596) ........       40,838,420
                                              ---------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.14%
               FEDERAL HOME LOAN MORTGAGE - 2.88%
      550,247  7.500%, 03/15/07, CMO, Class J         579,868
       61,964  6.000%, 04/15/08, CMO, Class K          62,823
    3,850,000  6.625%, 09/15/09 ............        4,129,980
      332,128  6.500%, 11/15/20, CMO, Class H         341,626
    2,400,000  6.750%, 03/15/31 ............        2,555,220
                                              ---------------
                                                    7,669,517
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 4.22%
    4,000,000  5.750%, 04/15/03 ............        4,116,060
    2,500,000  7.000%, 07/15/05 ............        2,709,162
    4,000,000  6.000%, 05/15/11 ............        4,089,280
      305,738  7.250%, 01/17/21, CMO,
                 REMIC, Class P ............          307,390
                                              ---------------
                                                   11,221,892
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
          865  9.000%, 09/15/08, Pool # 27056             938
                                              ---------------
               U.S. TREASURY BONDS - 7.04%
    2,700,000  6.500%, 02/15/10 ............        2,960,404
    4,200,000  7.250%, 05/15/16 ............        4,873,806
    3,400,000  8.125%, 08/15/19 ............        4,303,393
    3,600,000  8.000%, 11/15/21 ............        4,559,206
    1,800,000  6.875%, 08/15/25 ............        2,058,259
                                              ---------------
                                                   18,755,068
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $36,494,207) ........       37,647,415
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

ASSET-BACKED SECURITIES - 3.40%
$   3,000,000  Discover Card Master Trust 1
                 Series 1998-7, Class A
                 5.600%, 05/16/06 ..........  $     3,105,542
    1,750,000  First USA Credit Card Master Trust
                 Series 1997-6, Class A
                 6.420%, 03/17/05 ..........        1,766,433
    4,000,000  PECO Energy Transition Trust
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..........        4,182,726
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $8,562,892) .........        9,054,701
                                              ---------------
 SHARES
-------

INVESTMENT COMPANY - 2.20%
    5,867,728  Deutsche Institutional
                 Cash Management Fund ......        5,867,728
                                              ---------------
               TOTAL INVESTMENT COMPANY
                 (Cost $5,867,728) .........        5,867,728
                                              ---------------
TOTAL INVESTMENTS - 99.08%
   (Cost $253,463,908)** ...................      263,830,272
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 0.92% ...        2,460,916
                                              ---------------
NET ASSETS - 100.00% .......................  $   266,291,188
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $253,463,908.

     Gross unrealized appreciation .........  $    20,831,346
     Gross unrealized depreciation .........      (10,464,982)
                                              ---------------
     Net unrealized appreciation ...........  $    10,366,364
                                              ===============

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note
     REIT  Real Estate Investment Trust
    REMIC  Real Estate Mortgage Investment Conduit
   SP ADR  Sponsored American Depositary Receipt

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks ........................................     64%
Investment Companies .................................      2%
U.S. Government Obligations ..........................      7%
U.S. Government Agency Obligations ...................      7%
Corporate Notes and Bonds:
  Aaa ................................................      6%
  Aa .................................................      7%
  A ..................................................      6%
  Baa ................................................      1%
                                                         ----
                                                          100%
                                                         ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

INTERNATIONAL EQUITY FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BANKS                           15%
INSURANCE                       14%
OTHER COMMON STOCKS             12%
CONSUMER STAPLES                12%
TECHNOLOGY                       9%
PHARMACEUTICALS                  9%
ENERGY                           9%
TELECOMMUNICATIONS               8%
INDUSTRIAL                       8%
FOREIGN PREFERRED STOCKS         2%
CASH AND OTHER NET ASSETS        2%

% OF TOTAL NET ASSETS

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

FOREIGN COMMON STOCKS - 96.04%
               AUSTRALIA - 1.26%
       18,512  Commonwealth Bank of Australia $       326,522
                                              ---------------
               BELGIUM - 0.44%
        5,000  Fortis* .....................          114,841
                                              ---------------
               CHINA - 2.94%
       64,419  HSBC Holdings* ..............          766,092
                                              ---------------
               DENMARK - 1.42%
       20,500  Danske Bank .................          370,213
                                              ---------------
               FRANCE - 13.14%
        5,900  Aventis .....................          419,192
       18,200  Axa .........................          386,208
        2,800  Cap Gemini ..................          163,364
       12,500  Equant* .....................          113,197
        3,600  L'Oreal .....................          282,053
        4,762  Sanofi-Synthelabo ...........          304,869
        4,000  Schneider Electric ..........          193,010
        7,000  STMicroelectronics ..........          217,609
        8,500  Suez ........................          253,133
        6,300  TotalFinaElf ................          954,829
        4,000  Vivendi Environnement .......          131,917
                                              ---------------
                                                    3,419,381
                                              ---------------
               GERMANY - 6.96%
        1,130  Allianz .....................          266,211
        1,100  Beiersdorf ..................          133,314
        7,020  Deutsche Bank ...............          465,558
          800  Muenchener Rueckversicherungs-
                 Gesellschaft ..............          198,243
        2,100  SAP .........................          273,638
        7,800  Siemens .....................          474,484
                                              ---------------
                                                    1,811,448
                                              ---------------
               IRELAND - 2.13%
       32,400  CRH .........................          554,700
                                              ---------------

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               ITALY - 2.14%
       22,000  Mediolanum ..................  $       188,324
       33,000  Sanpaolo IMI ................          367,826
                                              ---------------
                                                      556,150
                                              ---------------
               JAPAN - 15.14%
        8,000  Canon .......................          306,542
       25,000  Fujitsu .....................          198,598
       14,000  Kao .........................          273,676
        1,400  Keyence .....................          283,380
       23,000  NEC .........................          177,336
          800  Nintendo ....................          112,150
           42  Nippon Telegraph & Telephone           165,187
           17  NTT DoCoMo ..................           43,030
          168  NTT Docomo, WI* .............          427,850
       10,000  Pioneer .....................          197,430
        2,100  Rohm ........................          313,201
        5,300  Secom .......................          260,872
        5,600  Sony ........................          300,934
        3,000  Takeda Chemical Industries ..          131,308
       17,300  Toyota Motor ................          471,573
           25  UMC Japan* ..................          276,480
                                              ---------------
                                                    3,939,547
                                              ---------------
               NETHERLANDS - 9.76%
        7,500  Akzo Nobel ..................          322,426
        7,400  ASML Holding* ...............          168,032
        1,950  Gucci Group .................          188,887
       30,900  ING Groep ...................          815,803
       14,500  Koninklijke Ahold ...........          362,569
        5,100  Philips Electronics NV ......          157,486
       13,000  TPG .........................          281,720
        8,092  VNU .........................          244,263
                                              ---------------
                                                    2,541,186
                                              ---------------
               PORTUGAL - 1.16%
       41,500  Portugal Telecom, Registered*          302,895
                                              ---------------
               SPAIN - 3.94%
       53,000  Banco Bilbao Vizcaya ........          617,973
       38,056  Telefonica* .................          407,379
                                              ---------------
                                                    1,025,352
                                              ---------------
               SWEDEN - 0.36%
       37,000  Ericsson LM, Class B ........           92,903
                                              ---------------
               SWITZERLAND - 8.47%
       17,500  Credit Suisse Group* ........          623,800
        2,270  Nestle, Registered ..........          536,637
       17,400  Novartis, Registered ........          729,784
        3,100  Swiss Reinsurance ...........          312,849
                                              ---------------
                                                    2,203,070
                                              ---------------
               UNITED KINGDOM - 26.78%
       36,000  ARM Holdings* ...............          115,943
        7,400  AstraZeneca .................          346,707
       66,000  BP ..........................          563,145
       38,500  CGNU ........................          396,109
       52,800  Diageo ......................          700,973
       15,000  easyJet* ....................          104,926
       29,228  GlaxoSmithKline .............          707,065
       18,000  Logica ......................           83,285
       39,000  Pearson .....................          469,455
       53,000  Prudential ..................          563,830
       16,800  Reuters Group ...............          117,517
       10,600  Royal Bank of Scotland Group           304,005

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

INTERNATIONAL EQUITY FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED

                                                  MARKET
 SHARES                                            VALUE
--------                                          ------

               UNITED KINGDOM (CONTINUED)
      118,000  Shell Transport & Trading ...  $       840,032
       38,500  Standard Chartered ..........          474,096
       66,000  Tesco .......................          252,958
       31,000  Unilever ....................          283,707
      400,927  Vodafone Group ..............          647,080
                                              ---------------
                                                    6,970,833
                                              ---------------
               TOTAL FOREIGN COMMON STOCKS
                 (Cost $28,342,991) ........       24,995,133
                                              ---------------

FOREIGN PREFERRED STOCKS - 1.91%
               GERMANY - 1.91%
        2,800  Fresenius ...................          207,517
          650  Porsche .....................          290,218
                                              ---------------
               TOTAL FOREIGN PREFERRED STOCKS
                 (Cost $530,262) ...........          497,735
                                              ---------------
TOTAL INVESTMENTS - 97.95%
   (Cost $28,873,253)** ....................       25,492,868
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 2.05% ...          533,845
                                              ---------------
NET ASSETS - 100.00% .......................  $    26,026,713
                                              ===============

-----------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income taxes purposes is $28,873,253.

     Gross unrealized appreciation .........  $     1,321,589
     Gross unrealized depreciation .........       (4,701,974)
                                              ---------------
     Net unrealized depreciation ...........  $    (3,380,385)
                                              ===============

 WI When issued security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  55%
CORPORATE NOTES AND BONDS               29%
CASH AND OTHER NET ASSETS                6%
ASSET-BACKED SECURITIES                  5%
COMMERCIAL MORTGAGE-BACKED SECURITIES    3%
FOREIGN GOVERNMENT BOND                  1%
YANKEE BOND                              1%

% OF TOTAL NET ASSETS

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 54.97%
               FEDERAL HOME LOAN BANK - 1.24%
$   5,075,000  6.500%, 11/15/06, Series TD06  $     5,431,108
                                              ---------------
               FEDERAL HOME LOAN MORTGAGE - 11.37%
    3,300,000  7.000%, 07/15/05 ............        3,573,012
    2,500,000  5.850%, 02/21/06 ............        2,615,320
      577,129  6.500%, 01/01/11,
                 Gold Pool #E00413 .........          601,476
    2,908,358  7.000%, 01/01/15,
                 Gold Pool #E79764 .........        3,042,228
    7,959,496  7.000%, 06/01/29,
                 Gold Pool #G01043 .........        8,243,053
    1,185,290  7.500%, 11/01/29,
                 Gold Pool #C32468 .........        1,239,369
    2,907,183  7.000%, 09/01/31,
                 Gold Pool #C01222 .........        3,001,666
    2,709,040  6.000%, 11/01/31,
                 Gold Pool #C01258 .........        2,680,721
    4,282,274  6.000%, 12/01/31,
                 Gold Pool #C01272 .........        4,237,509
    6,209,397  6.000%, 01/01/32,
                 Gold Pool #C01286 .........        6,145,362
    7,993,184  6.500%, 03/01/32,
                 Gold Pool #C64936 .........        8,106,088
    6,240,000  6.500%, 04/01/32,
                 Gold Pool #C01343 .........        6,328,140
                                              ---------------
                                                   49,813,944
                                              ---------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 17.09%
    4,700,000  7.000%, 07/15/05 ............        5,093,225
    8,000,000  5.250%, 01/15/09 ............        7,957,784
      836,920  7.000%, 01/01/13, Pool #313966         877,981
      697,040  7.000%, 03/01/13, Pool #251572         731,238
    1,689,676  6.000%, 06/01/13, Pool #429584       1,732,445
    4,253,631  6.500%, 06/01/16, Pool #582645       4,386,557

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$   7,265,408  7.000%, 08/01/16, Pool #545154 $     7,593,345
    3,654,302  6.500%, 09/01/16, Pool #253943       3,768,499
      615,676  7.500%, 07/01/23, Pool #226065         649,923
    2,023,489  7.000%, 05/01/26, Pool #303884       2,100,003
    3,082,125  6.500%, 05/01/28, Pool #436779       3,140,878
    1,311,439  6.500%, 09/01/28, Pool #430877       1,335,209
    2,148,717  6.500%, 10/01/28, Pool #442329       2,187,662
    3,690,898  6.000%, 12/01/28, Pool #535126       3,679,364
    1,302,111  6.500%, 06/01/29, Pool #501319       1,323,270
    5,365,523  6.500%, 06/01/29, Pool #504545       5,452,713
    1,401,205  6.500%, 07/01/29, Pool #503280       1,423,975
    2,367,077  6.500%, 08/01/29, Pool #252645       2,405,758
    1,103,801  7.500%, 11/01/29, Pool #252874       1,154,507
    1,395,567  7.500%, 12/01/29, Pool #252925       1,459,676
    1,321,070  7.500%, 02/01/30, Pool #529028       1,381,757
    1,979,448  7.500%, 05/01/30, Pool #253265       2,069,142
      570,922  7.500%, 09/01/30, Pool #549826         596,792
    8,264,376  6.500%, 09/01/31, Pool #253949       8,372,846
    3,913,414  6.500%, 09/01/31, Pool #602056       3,964,778
                                              ---------------
                                                   74,839,327
                                              ---------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 7.23%
      586,800  7.000%, 10/15/23, Pool #345894         610,822
    1,530,097  7.000%, 12/15/23, Pool #366646       1,592,735
      728,209  6.500%, 03/15/26, Pool #422527         743,456
      645,937  7.000%, 06/15/27, Pool #780584         669,756
    3,064,017  7.000%, 09/15/28, Pool #458926       3,175,088
    1,718,421  6.000%, 01/15/29, Pool #457858       1,708,755
    1,125,997  7.000%, 03/15/29, Pool #505567       1,164,351
    1,758,565  7.000%, 05/15/29, Pool #487221       1,818,466
    2,961,225  7.000%, 03/15/31, Pool #547577       3,062,092
    4,381,508  6.500%, 05/20/31, Pool #003080       4,428,062
    6,143,301  6.500%, 06/20/31, Pool #003095       6,208,573
    6,292,500  7.000%, 02/20/32, Pool #003202       6,493,074
                                              ---------------
                                                   31,675,230
                                              ---------------
               U.S. TREASURY BONDS - 8.96%
   11,250,000  7.250%, 05/15/16 ............       13,054,837
    3,250,000  7.125%, 02/15/23 ............        3,793,615
    3,700,000  6.250%, 08/15/23 ............        3,929,518
    7,200,000  6.000%, 02/15/26 ............        7,432,877
    3,250,000  5.500%, 08/15/28 ............        3,142,347
    3,300,000  5.250%, 11/15/28 ............        3,080,088
    4,500,000  6.250%, 05/15/30 ............        4,835,043
                                              ---------------
                                                   39,268,325
                                              ---------------
               U.S. TREASURY INFLATION
               INDEX NOTES - 1.01%
    4,263,904  3.375%, 01/15/07 ............        4,423,805
                                              ---------------
               U.S. TREASURY NOTES - 8.07%
      500,000  6.750%, 05/15/05 ............          541,289
    1,560,000  5.750%, 11/15/05 ............        1,645,923
    4,500,000  7.000%, 07/15/06 ............        4,959,320
   11,950,000  6.125%, 08/15/07 ............       12,798,175
    9,000,000  4.750%, 11/15/08 ............        8,972,586
    6,200,000  5.500%, 05/15/09 ............        6,427,658
                                              ---------------
                                                   35,344,951
                                              ---------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $234,871,357) .......      240,796,690
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

CORPORATE NOTES AND BONDS - 28.97%
               BASIC MATERIALS - 0.53%
$   2,375,000  IMC Global
                 7.625%, 11/01/05 ..........  $     2,336,922
                                              ---------------
               COMMUNICATIONS - 3.81%
    2,055,000  Alltel, Senior Notes
                 7.125%, 03/01/03 ..........        2,098,634
               AT&T
    1,725,000    6.000%, 03/15/09 ..........        1,523,313
    2,675,000    6.500%, 03/15/29 ..........        2,029,977
    5,125,000  CSC Holdings, Senior Notes
                 7.875%, 12/15/07 ..........        5,021,624
    3,300,000  Qwest
                 7.625%, 06/09/03 ..........        3,201,983
    6,400,000  WorldCom
                 8.250%, 05/15/31 ..........        2,820,582
                                              ---------------
                                                   16,696,113
                                              ---------------
               ENERGY - 0.73%
               CMS Energy, Senior Notes
    1,655,000    7.625%, 11/15/04 ..........        1,689,257
    1,500,000    Series B, 6.750%, 01/15/04         1,515,726
                                              ---------------
                                                    3,204,983
                                              ---------------
               FINANCE - 6.75%
    2,525,000  CIT Group
                 5.625%, 05/17/04 ..........        2,437,509
    3,800,000  Citigroup, Subordinated Notes
                 7.250%, 10/01/10 ..........        4,080,687
               Ford Motor Credit
    3,000,000    7.500%, 03/15/05 ..........        3,114,939
    4,000,000    Senior Notes
                 5.800%, 01/12/09 ..........        3,728,052
    5,775,000  General Electric Capital, MTN
                 6.750%, 03/15/32 ..........        5,720,490
    4,500,000  General Motors Acceptance
                 6.750%, 01/15/06 ..........        4,652,338
    3,375,000  Prudential Funding
                 6.600%, 05/15/08 ..........        3,493,405
    2,350,000  TYCO Capital
                 7.500%, 11/14/03 ..........        2,356,474
                                              ---------------
                                                   29,583,894
                                              ---------------
               FOOD AND BEVERAGES - 3.14%
               Albertson's, Debentures
    4,450,000    7.450%, 08/01/29 ..........        4,564,636
    2,000,000    7.500%, 05/01/37 ..........        2,106,050
    4,375,000  Conagra Foods, Subordinated Notes
                 7.400%, 09/15/04 ..........        4,676,144
    2,250,000  Nabisco
                 6.850%, 06/15/05 ..........        2,412,545
                                              ---------------
                                                   13,759,375
                                              ---------------
               HEALTH CARE SERVICES - 2.02%
               HEALTHSOUTH
    1,525,000    3.250%, 04/01/03 ..........        1,500,219
    2,000,000    Senior Notes,
                 6.875%, 06/15/05 ..........        2,009,606
    3,000,000  Omnicare, Convertible
                 5.000%, 12/01/07 ..........        2,883,750
    2,500,000  Tenet Healthcare, Subordinated
                 Notes, Convertible
                 6.000%, 12/01/05 ..........        2,437,500
                                              ---------------
                                                    8,831,075
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               INSURANCE - 1.31%
$   2,150,000  CNA Financial
                 6.500%, 04/15/05 ..........  $     2,111,696
    2,000,000  Continental  (The)
                 7.250%, 03/01/03 ..........        1,990,534
    1,500,000  Prudential Insurance of America
                 8.300%, 07/01/25 (A) ......        1,622,497
                                              ---------------
                                                    5,724,727
                                              ---------------
               OIL AND GAS EXTRACTION - 2.04%
    4,275,000  El Paso Energy
                 7.625%, 07/15/11 ..........        4,449,518
    4,900,000  Williams, Debentures
                 7.500%, 01/15/31 ..........        4,472,250
                                              ---------------
                                                    8,921,768
                                              ---------------
               PRINTING AND PUBLISHING - 0.56%
               News America Holdings,
                 Senior Debentures
    2,000,000    7.750%, 01/20/24 ..........        1,953,682
      500,000    7.750%, 02/01/24 ..........          488,396
                                              ---------------
                                                    2,442,078
                                              ---------------
               RETAIL - 0.50%
    2,150,000  Federated Department Stores,
                 Senior Notes
                 8.125%, 10/15/02 ..........        2,197,021
                                              ---------------
               TECHNOLOGY - 1.05%
    3,245,000  IBM, MTN
                 5.625%, 04/12/04 ..........        3,364,351
    1,200,000  Unisys, Senior Notes
                 8.125%, 06/01/06 ..........        1,230,000
                                              ---------------
                                                    4,594,351
                                              ---------------
               TRANSPORTATION - 1.32%
    2,812,974  American Airlines, Series 1999-1
                 6.855%, 04/15/09 ..........        2,906,103
    3,105,000  United Air Lines
                 Series 2000-1, Class A2
                 7.730%, 07/01/10 ..........        2,884,001
                                              ---------------
                                                    5,790,104
                                              ---------------
               UTILITIES - 4.87%
    3,750,000  Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........        3,942,480
    2,970,000  Long Island Lighting, Debentures
                 8.200%, 03/15/23 ..........        3,072,156
    2,829,594  Mirant Mid-Atlantic
                 8.625%, 06/30/12 ..........        2,694,165
               Niagara Mohawk Power,
                 Senior Notes
    2,240,000    Series G, 7.750%, 10/01/08         2,444,671
    6,250,000    Series H, Step Coupon,
                 8.500%, 07/01/10 ..........        6,177,375
    2,850,000  PSEG Energy Holding,
                 Senior Notes
                 10.000%, 10/01/09 .........        3,007,112
                                              ---------------
                                                   21,337,959
                                              ---------------
               WASTE DISPOSAL - 0.34%
    1,450,000  Republic Services
                 7.125%, 05/15/09 ..........        1,499,953
                                              ---------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $127,411,034) .......      126,920,323
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

ASSET-BACKED SECURITIES - 4.71%
$     947,821  Amresco Securitized Net Interest
                 Trust, Series 1997-1, Class A
                 7.545%, 09/26/27 (A)(B) ...  $       834,082
    4,000,000  Capital One Master Trust
                 Series 2001-5, Class A
                 5.300%, 06/15/09 ..........        4,084,597
    3,500,000  Centex Home Equity
                 Series 2001-C, Class A3
                 4.490%, 03/25/29 ..........        3,496,882
    1,900,000  HomeQ, Series 2001-I, Class AH2
                 5.885%, 05/15/19 ..........        1,939,065
      334,766  IMC Home Equity Loan Trust,
                 Series 1997-3, Class A5
                 7.140%, 09/20/23 ..........          339,060
    3,538,270  Master Asset Securitization Trust
                 Series 2001-02, Class A1
                 6.000%, 12/27/16 ..........        3,575,404
    6,225,000  Residential Asset Securities
                 Series 2001-KS2, Class AI3
                 5.751%, 03/25/27 ..........        6,377,001
                                              ---------------
               TOTAL ASSET-BACKED SECURITIES
                 (Cost $20,649,911) ........       20,646,091
                                              ---------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.63%
    1,481,895  Asset Securitization,
                 Series 1995-MD4, Class A1
                 7.100%, 08/13/29 (B) ......        1,579,818
    4,000,000  CS First Boston Mortgage
                 Securities,
                 Series 1998-C2, Class A2
                 6.300%, 11/11/30 ..........        4,129,636
    2,000,000  First Union-Lehman Bros., CMO
                 Series 1997-C2, Class A2
                 6.600%, 05/18/07 ..........        2,105,351
    1,825,000  GMAC Commercial Mortgage
                 Securities, Series 2000-C3,
                 Class A2
                 6.957%, 11/15/10 ..........        1,939,030
      436,321  Midland Realty Acceptance, CMO,
                 Series 1996-C1, Class A2
                 7.475%, 08/25/28 (B) ......          450,694
    1,250,000  Morgan (J.P.) Commercial
                 Mortgage Finance, CMO
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (B) ......        1,305,352
                                              ---------------
               TOTAL COMMERCIAL
                 MORTGAGE-BACKED SECURITIES
                 (Cost $11,373,732) ........       11,509,881
                                              ---------------

FOREIGN GOVERNMENT BOND - 0.90%
    3,600,000  Quebec Province, Series NJ
                 7.500%, 07/15/23 ..........        3,959,025
                                              ---------------
               TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $3,863,528) .........        3,959,025
                                              ---------------

YANKEE BOND - 0.63%
    2,675,000  Skandinaviska Enskilda
                 Banken AB, Junior
                 Subordinated, Step Coupon
                 6.500%, 12/29/49 (A) ......        2,738,510
                                              ---------------
               TOTAL YANKEE BOND
                 (Cost $2,643,426) .........        2,738,510
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

REPURCHASE AGREEMENT - 6.07%
$  26,584,000  Bank One, 1.850%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $26,585,366
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value: $27,118,388) .......  $    26,584,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $26,584,000) ........       26,584,000
                                              ---------------
TOTAL INVESTMENTS - 98.88%
   (Cost $427,396,988)* ....................      433,154,520
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.12% ...        4,921,837
                                              ---------------
NET ASSETS - 100.00% .......................  $   438,076,357
                                              ===============

-----------------------------------
  * Aggregate cost for Federal income taxes purposes is $427,396,988.

     Gross unrealized appreciation .........  $    10,471,042
     Gross unrealized depreciation .........       (4,713,510)
                                              ---------------
     Net unrealized appreciation ...........  $     5,757,532
                                              ===============

(A) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2002, these securities amounted to $5,195,089 or 1.19% of net assets.
(B) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

      CMO  Collateralized Mortgage Obligation
      MTN  Medium Term Note

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Repurchase Agreement ................................       6%
U.S. Government Obligations .........................      18%
U.S. Government Agency Obligations ..................      37%
Corporate Notes and Bonds:
  Aaa ...............................................       9%
  Aa ................................................       1%
  A .................................................       9%
  Baa ...............................................      14%
  Ba ................................................       6%
                                                         ----
                                                          100%
                                                         ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                     48%
AA                      37%
A                        4%
BAA                      5%
BBB                      1%
NOT RATED                2%
INVESTMENT COMPANIES     3%

% OF TOTAL NET ASSETS

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

MUNICIPAL SECURITIES - 95.64%
               ALABAMA - 2.17%
$   1,000,000  Birmingham Industrial Water Board,
                 Industrial Water Supply RB,
                 Partially Pre-refunded 07/01/07
                 6.000%, 07/01/07 ..........  $     1,121,570
                                              ---------------
               ARIZONA - 5.50%
    1,000,000  Arizona State Transportation
                 Board Excise Tax RB,
                 Maricopa County Regional
                 Area Road Fund
                 5.500%, 07/01/04 ..........        1,063,570
    1,000,000  Phoenix Civic Improvement,
                 Wastewater Systems RB
                 5.250%, 07/01/11
                 Insured: FGIC .............        1,084,650
      450,000  Salt River Project, Agricultural
                 Improvement and Power District
                 Electric System RB,
                 Refunding, Series A
                 5.500%, 01/01/05 ..........          479,736
      200,000  Tucson Water RB
                 5.400%, 07/01/05 ..........          214,364
                                              ---------------
                                                    2,842,320
                                              ---------------
               DISTRICT OF COLUMBIA - 1.31%
      640,000  District of Columbia RB,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 ..........          678,816
                                              ---------------
               FLORIDA - 9.92%
    1,500,000  Florida Municipal Loan Council RB,
                 Series A
                 5.000%, 11/01/12
                 Insured: MBIA .............        1,593,150
      750,000  Palm Beach County,
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 (A) ......          741,832

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               FLORIDA (CONTINUED)
$   1,000,000  University Athletic Association,
                 Athletic Program RB
                 3.000%, 10/01/31 ..........  $     1,003,460
    1,625,000  Venice Health Facility RB,
                 Venice Hospital Project,
                 Pre-refunded 12/01/04
                 5.750%, 12/01/24 ..........        1,789,093
                                              ---------------
                                                    5,127,535
                                              ---------------
               GEORGIA - 4.06%
    1,000,000  Burke County Development
                 Authority PCR, Georgia Power
                 Plant Vogtle, 1st Series
                 Mandatory Put 03/03/03 @ 100,
                 4.530%, 09/01/30 ..........          996,630
      500,000  Cartersville Development Authority,
                 Water & Wastewater
                 Facilities RB, Series A, AMT
                 7.375%, 05/01/09                     594,355
               State of Georgia, GO
      250,000    Series A, 6.100%, 03/01/05           271,557
      200,000    Series D, 6.700%, 08/01/09           235,722
                                              ---------------
                                                    2,098,264
                                              ---------------
               HAWAII - 2.09%
    1,000,000  Honolulu City & County,
                 Series C, GO
                 5.500%, 11/01/05
                 Insured: FGIC .............        1,082,350
                                              ---------------
               IDAHO - 2.33%
    1,000,000  Idaho Health Facilities
                 Authority RB,
                 IHC Hospitals, ETM
                 6.650%, 02/15/21 ..........        1,204,880
                                              ---------------
               ILLINOIS - 8.58%
      500,000  Chicago Board of Education,
                 School Reform Board,
                 Series A, GO
                 5.250%, 12/01/21
                 Insured: FGIC .............          514,840
      250,000  Chicago Public Building
                 Commission RB, School
                 Reform Board, Series B
                 5.250%, 12/01/18
                 Insured: FGIC .............          262,750
      375,000  Dupage County, Jail Project, GO
                 5.600%, 01/01/21 ..........          400,181
    1,000,000  Illinois Development Finance
                 Authority RB,
                 Lincoln Way Community
                 5.700%, 01/01/18
                 Insured: FGIC .............        1,098,220
    1,000,000  Lake County Township High School
                 District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 ..........        1,312,600
      785,000  University of Illinois RB,
                 Auxiliary Facilities Systems,
                 Series B
                 5.500%, 04/01/17
                 Insured: FGIC .............          849,111
                                              ---------------
                                                    4,437,702
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               INDIANA - 2.75%
$     600,000  Indianapolis International Airport
                 Authority RB,
                 Federal Express Project, AMT
                 7.100%, 01/15/17 ..........  $       631,884
      700,000  Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 ..........          789,439
                                              ---------------
                                                    1,421,323
                                              ---------------
               IOWA - 2.03%
    1,000,000  Sioux City Public Improvements, GO
                 Pre-refunded 06/01/03
                 6.300%, 06/01/05 ..........        1,047,140
                                              ---------------
               KANSAS - 4.29%
      500,000  Burlington Environmental
                 Improvement RB, Kansas City
                 Power & Light Project, Series D
                 3.250%, 10/01/17 ..........          501,395
    1,020,000  Butler & Sedgwick Counties,
                 Unified School District No. 385,
                 Andover, GO
                 6.000%, 09/01/14
                 Insured: FSA ..............        1,172,888
      500,000  Sedgwick County, Unified School
                 District 259, Wichita, GO
                 5.250%, 09/01/10 ..........          543,500
                                              ---------------
                                                    2,217,783
                                              ---------------
               KENTUCKY - 0.70%
      350,000  Jefferson County,
                 Series C, GO, AMT
                 5.375%, 05/15/03 ..........          362,348
                                              ---------------
               MASSACHUSETTS - 3.12%
      500,000  Massachusetts State Construction
                 Lien, Series C, GO
                 5.250%, 08/01/17 ..........          527,975
    1,000,000  Massachusetts State Grant
                 Anticipation RB, Federal
                 Highway Grant Anticipation
                 Notes, Series A
                 5.250%, 12/15/08 ..........        1,087,130
                                              ---------------
                                                    1,615,105
                                              ---------------
               MICHIGAN - 3.36%
    1,600,000  Wayne County Community
                 College, GO
                 5.250%, 07/01/09
                 Insured: FGIC .............        1,734,784
                                              ---------------
               MISSISSIPPI - 2.89%
    1,000,000  Mississippi State Hospital
                 Equipment & Facilities
                 Authority RB, Baptist Medical
                 Center Project
                 6.500%, 05/01/10
                 Insured: MBIA .............        1,103,210
      350,000  State of Mississippi,
                 Capital Improvements Issue,
                 Series I, GO
                 5.750%, 11/01/09 (A) ......          391,968
                                              ---------------
                                                    1,495,178
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               MISSOURI - 4.57%
$   2,000,000  Missouri State Health &
                 Educational Facilities
                 Authority RB, BJC
                 Health Systems Project,
                 Series A, ETM
                 6.750%, 05/15/10 ..........  $     2,364,120
                                              ---------------
               NEBRASKA - 1.05%
      500,000  Omaha Public Power District
                 Electric RB, Series C
                 5.400%, 02/01/08 ..........          543,055
                                              ---------------
               NEVADA - 0.75%
      350,000  Clark County, Nevada
                 School District, GO,
                 Pre-refunded 12/15/04,
                 6.400%, 06/15/06
                 Insured: FGIC .............          387,916
                                              ---------------
               NEW HAMPSHIRE - 0.39%
      195,000  New Hampshire State Housing
                 Financial Authority Single
                 Family RB, Series B, AMT
                 4.850%, 07/01/08 ..........          201,166
                                              ---------------
               OHIO - 2.05%
    1,000,000  Montgomery County Hospital RB,
                 Kettering Medical Center
                 6.000%, 04/01/08 ..........        1,058,440
                                              ---------------
               OKLAHOMA - 5.81%
               Oklahoma City, GO
    1,000,000    5.500%, 07/01/11 ..........        1,102,750
      240,000    5.550%, 08/01/11 ..........          265,757
      500,000  Oklahoma Housing Development
                 Authority RB, Obligation Lease
                 Purchase Program, Series A
                 5.100%, 11/01/05 ..........          526,605
    1,000,000  Tulsa Industrial Authority RB,
                 St. John's Medical Center
                 Project, Pre-refunded 02/15/06
                 6.250%, 02/15/17 ..........        1,110,070
                                              ---------------
                                                    3,005,182
                                              ---------------
               PENNSYLVANIA - 0.49%
      250,000  Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/30 ..........          251,585
                                              ---------------
               SOUTH CAROLINA - 0.60%
      285,000  Anderson County School District
                 No. 002, Series B, GO
                 7.125%, 03/01/04 ..........          308,287
                                              ---------------
               TENNESSEE - 2.04%
    1,000,000  State of Tennessee, Series A, GO
                 5.000%, 05/01/13 ..........        1,057,220
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL MUNICIPAL BOND FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               TEXAS - 13.81%
$     480,000  Frisco Independent
                 School District, GO
                 7.000%, 08/15/10
                 Insured: PSF ..............  $       575,400
      450,000  Harris County, Toll Road RB,
                 Senior Lien, Series A,
                 Pre-refunded 08/15/04
                 6.375%, 08/15/24
                 Insured: MBIA .............          497,268
    1,000,000  Houston Airport System RB
                 Sub Lien, Series B, AMT
                 5.000%, 07/01/06
                 Insured: FGIC .............        1,048,480
      200,000  Humble Independent
                 School District Refunding,
                 Series II, GO
                 5.500%, 02/15/10
                 Insured: PSF ..............          218,624
      550,000  Plano Independent
                 School District, GO
                 5.000%, 02/15/09
                 Insured: PSF ..............          584,039
    1,250,000  Port of Houston Authority, Harris
                 County Airport Improvement,
                 Series B, GO, AMT
                 5.250%, 10/01/11
                 Insured: FGIC .............        1,334,088
    1,000,000  State of Texas  Series B, GO
                 5.125%, 10/01/14 ..........        1,037,990
      210,000  Tarrant County Health
                 Facilities Development,
                 Health System RB, Series A
                 5.500%, 02/15/05
                 Insured: MBIA .............          223,503
      500,000  Texas Municipal Power
                 Agency RB, Series E
                 5.500%, 09/01/10
                 Insured: MBIA .............          549,675
    1,000,000  Victoria County Hospital RB,
                 Citizens Medical Center
                 6.250%, 01/01/16
                 Insured: AMBAC ............        1,068,720
                                              ---------------
                                                    7,137,787
                                              ---------------
               UTAH - 4.12%
      300,000  Intermountain Power Agency,
                 Power Supply RB, Series E
                 6.250%, 07/01/07
                 Insured: FSA ..............          336,822
    1,000,000  Jordan School District,
                 Series A, GO
                 5.250%, 06/15/10 (A) ......        1,081,540
      350,000  Tooele County Hazardous
                 Waste Treatment RB,
                 Union Pacific Project, AMT
                 5.700%, 11/01/26 ..........          330,197
      350,000  Utah State Building Ownership
                 Authority Lease RB,
                 Series A, State Facilities
                 Master Lease PG-C,
                 5.500%, 05/15/11
                 Insured: FSA ..............          383,905
                                              ---------------
                                                    2,132,464
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

               VIRGINIA - 0.50%
$     250,000  Virginia State Housing
                 Developement RB Authority,
                 Commonwealth Mortgage,
                 Series H, Sub-Series H2
                 4.750%, 07/01/07 ..........  $       257,360
                                              ---------------
               WASHINGTON - 2.06%
    1,000,000  Port of Tacoma RB, AMT
                 5.000%, 12/01/05
                 Insured: FSA ..............        1,063,150
                                              ---------------
               WISCONSIN - 2.30%
    1,100,000  State of Wisconsin, Series 1, GO
                 5.500%, 11/01/16 ..........        1,190,541
                                              ---------------
               TOTAL MUNICIPAL SECURITIES
                 (Cost $47,226,119) ........       49,445,371
                                              ---------------
 SHARES
-------

INVESTMENT COMPANIES - 3.19%
    1,640,265  Blackrock Provident
                 Money Market Fund .........        1,640,265
       11,278  Goldman Sachs
                 Tax Exempt Fund ...........           11,278
                                              ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $1,651,543) .........        1,651,543
                                              ---------------
TOTAL INVESTMENTS - 98.83%
   (Cost $48,877,662)* .....................       51,096,914
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - 1.17% ...          603,600
                                              ---------------
NET ASSETS - 100.00% .......................  $    51,700,514
                                              ===============

-----------------------------------
  * Aggregate cost for Federal income taxes purposes is $48,877,662.

     Gross unrealized appreciation .........  $     2,266,378
     Gross unrealized depreciation .........          (47,126)
                                              ---------------
     Net unrealized appreciation ...........  $     2,219,252
                                              ===============

(A) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

    AMBAC  American Municipal Board Assurance Corp.
      AMT  Alternative Minimum Tax
      EMT  Escrowed to Maturity
     FGIC  Financial Guaranty Insurance Co.
      FSA  Financial Security Assurance, Inc.
       GO  General Obligation
     MBIA  MBIA Insurance Corporation
      PCR  Pollution Control Revenue
      PSF  Permanent School Fund
       RB  Revenue Bond

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies .................................      3%
Corporate Notes and Bonds:
  Aaa ................................................     48%
  Aa .................................................     37%
  A ..................................................      4%
  Baa ................................................      5%
  BBB ................................................      1%
  NR .................................................      2%
                                                         ----
                                                          100%
                                                         ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
------------------

CHICAGO CAPITAL MONEY MARKET FUND APRIL 30, 2002
SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMMERCIAL PAPER                 57%
CERTIFICATES OF DEPOSIT          29%
REPURCHASE AGREEMENT             13%
GIC WITHIN FUNDING AGREEMENT      4%
NET OTHER ASSETS AND LIABILITIES (3)%

% OF TOTAL NET ASSETS

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

COMMERCIAL PAPER (A) - 56.95%
$   9,000,000  AIG Funding
                 1.770%, 05/09/02 ..........  $     8,996,460
   10,000,000  American Express Credit
                 1.760%, 05/06/02 ..........        9,997,556
    9,000,000  ChevronTexaco
                 1.780%, 06/24/02 ..........        8,975,970
    9,000,000  Citicorp
                 1.750%, 05/06/02 ..........        8,997,812
    8,000,000  Enterprise Funding
                 1.790%, 05/10/02 (B) ......        7,996,420
    8,600,000  Falcon Asset Securitization
                 1.790%, 05/02/02 (B) ......        8,599,572
    6,497,000  Fountain Square Commercial Funding
                 1.800%, 06/28/02 (B) ......        6,478,159
    9,000,000  General Electric Capital
                 1.780%, 06/26/02 ..........        8,975,080
    9,000,000  Pacific Life Insurance
                 1.800%, 05/06/02 ..........        8,997,750
    8,000,000  Park Avenue Receivables
                 1.800%, 05/08/02 (B) ......        7,997,200
    8,000,000  Prudential Funding
                 1.780%, 06/27/02 ..........        7,977,453
    8,000,000  Stellar Funding Group
                 1.830%, 05/28/02 (B) ......        7,989,020
   10,000,000  UBS Finance (DE)
                 1.900%, 05/01/02 ..........       10,000,000
    9,000,000  United Technologies
                 1.750%, 05/02/02 ..........        8,999,563
   10,000,000  Verizon Network Funding
                 1.790%, 05/06/02 ..........        9,997,514
   10,000,000  Wells Fargo
                 1.800%, 05/02/02 ..........        9,999,500
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $140,975,029) .......      140,975,029
                                              ---------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                        ------

CERTIFICATES OF DEPOSIT - 29.08%
$   4,000,000  Australia New Zealand Bank (NY)
                 2.505%, 05/02/03 ..........  $     4,000,198
    7,000,000  Barclays Bank (NY)
                 1.805%, 06/28/02 ..........        7,000,056
    7,000,000  Bayerische Landesbank
                 Girozentrale (NY)
                 1.935%, 08/15/02 ..........        7,000,307
   10,000,000  Canadian Imperial Bank (NY)
                 2.010%, 10/10/02 ..........       10,000,443
    5,000,000  Deutsche Bank (NY)
                 2.025%, 09/26/02 ..........        5,000,102
    8,000,000  Lloyds  Bank (NY)
                 1.820%, 07/25/02 ..........        8,000,369
    6,000,000  Nordea Bank Finland (NY)
                 2.020%, 08/05/02 ..........        6,000,318
    5,000,000  Royal Bank of Canada (NY)
                 2.320%, 02/27/03 ..........        5,000,410
   15,000,000  Royal Bank of Scotland (NY)
                 1.890%, 06/06/02 ..........       15,001,151
    5,000,000  Westdeutsche Landesbank (NY)
                 2.010%, 10/23/02 ..........        5,000,239
                                              ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $72,003,593) ........       72,003,593
                                              ---------------

GIC WITHIN FUNDING AGREEMENT - 4.04%
   10,000,000  Allstate Life Funding
                 Agreement GIC
                 1.970%, 12/01/02 ..........       10,000,000
                                              ---------------
               TOTAL GIC WITHIN FUNDING
                 AGREEMENT
                 (Cost $10,000,000) ........       10,000,000
                                              ---------------

REPURCHASE AGREEMENT - 13.44%
   33,262,000  Bank One, 1.830%,
                 dated 04/30/02, matures 05/01/02,
                 repurchase price $33,263,691,
                 (collateralized by U.S. Government
                 Agency Instruments, total market
                 value: $33,930,073) .......       33,262,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENT
                 (Cost $33,262,000) ........       33,262,000
                                              ---------------
TOTAL INVESTMENTS - 103.51%
   (Cost $256,240,622)* ....................      256,240,622
                                              ---------------
NET OTHER ASSETS AND LIABILITIES - (3.51)% .       (8,689,198)
                                              ---------------
NET ASSETS - 100.00% .......................  $   247,551,424
                                              ===============

-----------------------------------
  * At April 30, 2002, cost is identical for book and Federal income tax purposes.

(A)  Annualized yield at the time of purchase.
(B) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At April 30, 2002, these securities amounted to $39,060,371 or 15.78% of net assets.

(DE) Delaware
GIC  Guaranteed Investment Contract
(NY) New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

APRIL 30, 2002
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                            MONTAG
                                                        CHICAGO CAPITAL     GROWTH        & CALDWELL      TAMRO LARGE      VALUE
                                                          GROWTH FUND        FUND         GROWTH FUND   CAP VALUE FUND     FUND
                                                        ---------------  ------------   --------------  -------------- ------------
ASSETS:
Investments:
        Investments at cost ............................  $563,574,619   $ 60,965,782   $2,264,453,392   $10,404,482   $120,505,423
        Repurchase agreements ..........................    29,394,000      2,611,835               --            --             --
        Net unrealized appreciation (depreciation) .....    95,085,976     (6,542,295)      74,468,706       327,486      3,374,967
                                                          ------------   ------------   --------------   -----------   ------------
          Total investments at value ...................   688,054,595     57,035,322    2,338,922,098    10,731,968    123,880,390
Cash ...................................................            16             --          101,704            --             --
Receivables:
        Dividends and interest .........................       115,987         20,875        3,033,226        11,735        245,725
        Fund shares sold ...............................     3,614,457          1,766        8,383,305         8,508        227,640
        Investments sold ...............................            --             --        3,253,280            --             --
        Due from Adviser, net ..........................            --             --               --            --             --
Other assets ...........................................         8,321          3,678           54,217           132          2,294
                                                          ------------   ------------   --------------   -----------   ------------
          Total assets .................................   691,793,376     57,061,641    2,353,747,830    10,752,343    124,356,049
                                                          ------------   ------------   --------------   -----------   ------------

LIABILITIES:
Payables:
        Investments purchased ..........................            --             --        3,412,370            --      1,104,160
        Fund shares redeemed ...........................     2,042,791        117,161        2,487,501            --             --
        Due to Adviser, net ............................       403,061         29,231        1,318,443         2,062         55,665
        Administration fee .............................        30,118          2,592          103,475           469          5,392
        Distribution fees ..............................        36,159          3,593           52,963           668          7,649
        Trustees fees ..................................         6,873            593           23,588           107          1,231
Accrued expenses and other payables ....................       153,559         15,389          412,381        15,495         18,642
                                                          ------------   ------------   --------------   -----------   ------------
          Total liabilities ............................     2,672,561        168,559        7,810,721        18,801      1,192,739
                                                          ------------   ------------   --------------   -----------   ------------
NET ASSETS .............................................  $689,120,815   $ 56,893,082   $2,345,937,109   $10,733,542   $123,163,310
                                                          ============   ============   ==============   ===========   ============

NET ASSETS CONSIST OF:
    Paid in capital ....................................  $607,766,355   $ 91,809,996   $2,424,791,918   $10,762,429   $134,053,099
    Accumulated undistributed (distribution in excess of)
       net investment income ...........................      (915,691)      (115,700)       3,428,242        15,920        574,275
    Accumulated net realized gain (loss) on investments    (12,815,825)   (28,258,919)    (156,751,757)     (372,293)   (14,839,031)
    Net unrealized appreciation
       (depreciation) on investments ...................    95,085,976     (6,542,295)      74,468,706       327,486      3,374,967
                                                          ------------   ------------   --------------   -----------   ------------
        TOTAL NET ASSETS ...............................  $689,120,815   $ 56,893,082   $2,345,937,109   $10,733,542   $123,163,310
                                                          ============   ============   ==============   ===========   ============
CLASS N:
    Net Assets .........................................  $582,224,872   $ 56,893,082   $  853,999,023   $10,733,542   $123,163,310
    Shares of beneficial interest outstanding ..........    27,242,271      5,578,380       37,324,506     1,051,216     12,240,705
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ................  $      21.37   $      10.20   $        22.88   $     10.21   $      10.06
                                                          ============   ============   ==============   ===========   ============
CLASS I:
    Net Assets .........................................  $106,895,943            N/A   $1,491,938,086           N/A            N/A
    Shares of beneficial interest outstanding ..........     4,976,725            N/A       64,403,127           N/A            N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ................  $      21.48            N/A   $        23.17           N/A            N/A
                                                          ============   ============   ==============   ===========   ============


                                                           VEREDUS
                                                            SELECT        TALON         SMALL CAP   TAMRO SMALL
                                                          GROWTH FUND  MID CAP FUND       FUND        CAP FUND
                                                          -----------  ------------   -----------   -----------
ASSETS:
Investments:
        Investments at cost ............................   $2,576,981   $81,184,351   $20,795,920   $47,434,680
        Repurchase agreements ..........................      248,660            --            --            --
        Net unrealized appreciation (depreciation) .....       17,165     7,909,478     1,322,220    12,116,228
                                                           ----------   -----------   -----------   -----------
          Total investments at value ...................    2,842,806    89,093,829    22,118,140    59,550,908
Cash ...................................................           --            --             4            --
Receivables:
        Dividends and interest .........................        2,331        37,205        14,581        29,515
        Fund shares sold ...............................           --       573,621         8,196       323,262
        Investments sold ...............................           --            --            --            --
        Due from Adviser, net ..........................        3,037            --            --            --
Other assets ...........................................          122         2,460         1,254            86
                                                           ----------   -----------   -----------   -----------
          Total assets .................................    2,848,296    89,707,115    22,142,175    59,903,771
                                                           ----------   -----------   -----------   -----------

LIABILITIES:
Payables:
        Investments purchased ..........................      118,872       381,200            --            --
        Fund shares redeemed ...........................           --       565,685           265       321,949
        Due to Adviser, net ............................           --        51,988         8,285        34,223
        Administration fee .............................          119         3,626           942         2,477
        Distribution fees ..............................          168         5,378         1,356         3,651
        Trustees fees ..................................           27           821           220           415
Accrued expenses and other payables ....................       18,244        30,729        15,942        27,721
                                                           ----------   -----------   -----------   -----------
          Total liabilities ............................      137,430     1,039,427        27,010       390,436
                                                           ----------   -----------   -----------   -----------
NET ASSETS .............................................   $2,710,866   $88,667,688   $22,115,165   $59,513,335
                                                           ==========   ===========   ===========   ===========

NET ASSETS CONSIST OF:
    Paid in capital ....................................   $2,936,156   $80,202,812   $17,417,715   $47,396,890
    Accumulated undistributed (distribution in excess of)
       net investment income ...........................       (3,502)     (170,813)      (28,944)       (2,288)
    Accumulated net realized gain (loss) on investments      (238,953)      726,211     3,404,174         2,505
    Net unrealized appreciation
       (depreciation) on investments ...................       17,165     7,909,478     1,322,220    12,116,228
                                                           ----------   -----------   -----------   -----------
        TOTAL NET ASSETS ...............................   $2,710,866   $88,667,688   $22,115,165   $59,513,335
                                                           ==========   ===========   ===========   ===========
CLASS N:
    Net Assets .........................................   $2,710,866   $88,667,688   $22,115,165   $59,513,335
    Shares of beneficial interest outstanding ..........      300,399     4,935,074     1,555,743     4,318,625
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ................   $     9.02   $     17.97   $     14.22   $     13.78
                                                           ==========   ===========   ===========   ===========
CLASS I:
    Net Assets .........................................          N/A           N/A           N/A           N/A
    Shares of beneficial interest outstanding ..........          N/A           N/A           N/A           N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) ................          N/A           N/A           N/A           N/A
                                                           ==========   ===========   ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     56-57

   ABN AMRO Funds
-----------------

APRIL 30, 2002
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------


                                                               VEREDUS                                    CHICAGO        MONTAG
                                                             AGGRESSIVE    REAL ESTATE     VEREDUS        CAPITAL      & CALDWELL
                                                             GROWTH FUND      FUND       SCITECH FUND  BALANCED FUND  BALANCED FUND
                                                            ------------   -----------   ------------  -------------  -------------
ASSETS:
Investments:
        Investments at cost .............................   $467,314,065   $14,870,095   $ 2,500,118   $282,132,560   $253,463,908
        Repurchase agreements ...........................     29,657,832       988,040       529,233     12,167,000             --
        Net unrealized appreciation (depreciation) ......     19,360,779     1,762,711       (68,167)    41,993,172     10,366,364
                                                            ------------   -----------   -----------   ------------   ------------
          Total investments at value ....................    516,332,676    17,620,846     2,961,184    336,292,732    263,830,272
Cash ....................................................             --            --            --            839          8,315
Foreign currency (cost $119,945) ........................             --            --            --             --             --
Receivables:
        Dividends and interest ..........................         20,447         9,939            55      1,634,621      1,662,043
        Dividends reclaim ...............................             --            --            --             --             --
        Fund shares sold ................................      6,516,068        59,153           258        447,878        247,636
        Investments and foreign currency sold ...........     12,199,572       410,072        10,488      2,101,752      2,491,072
        Due from Adviser, net ...........................             --            --         2,458             --             --
Deferred organization costs .............................          5,606         3,337            --             --             --
Other assets ............................................         10,201           310            69          7,554          4,401
                                                            ------------   -----------   -----------   ------------   ------------
          Total assets ..................................    535,084,570    18,103,657     2,974,512    340,485,376    268,243,739
                                                            ------------   -----------   -----------   ------------   ------------

LIABILITIES:
Payables:
        Due to custodian ................................             --            --            --             --             --
        Dividend distribution ...........................             --            --            --             --             --
        Investments and foreign currency purchased ......     16,009,478       181,685        15,529      1,012,229        231,228
        Fund shares redeemed ............................      4,109,301         1,179         1,253        427,661      1,473,028
        Due to Adviser, net .............................        394,831         9,552            --        198,853        168,814
        Administration fee ..............................         21,971           769           135         14,859         11,774
        Distribution fees ...............................         27,994         1,094           186         21,086          6,661
        Trustees fees ...................................          4,992           175            31          3,397          2,696
Accrued expenses and other payables .....................        118,960        11,698         5,317         90,308         58,350
                                                            ------------   -----------   -----------   ------------   ------------
          Total liabilities .............................     20,687,527       206,152        22,451      1,768,393      1,952,551
                                                            ------------   -----------   -----------   ------------   ------------
NET ASSETS ..............................................   $514,397,043   $17,897,505   $ 2,952,061   $338,716,983   $266,291,188
                                                            ============   ===========   ===========   ============   ============

NET ASSETS CONSIST OF:
    Paid in capital .....................................   $569,075,104   $15,202,733   $ 4,135,137   $309,394,818   $272,873,185
    Accumulated undistributed (distribution in excess of)
       net investment income ............................     (2,194,048)      166,197       (23,188)       507,873        209,855
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions ................    (71,844,792)      765,864    (1,091,721)   (13,178,880)   (17,158,216)
    Net unrealized appreciation (depreciation)
       on investments and translation of assets
       and liabilities in foreign currency ..............     19,360,779     1,762,711       (68,167)    41,993,172     10,366,364
                                                            ------------   -----------   -----------   ------------   ------------
        TOTAL NET ASSETS ................................   $514,397,043   $17,897,505   $ 2,952,061   $338,716,983   $266,291,188
                                                            ============   ===========   ===========   ============   ============
CLASS N:
    Net Assets ..........................................   $453,398,413   $17,897,505   $ 2,952,061   $338,716,983   $107,183,550
    Shares of beneficial interest outstanding ...........     27,422,085     1,752,056       433,936     30,899,689      6,542,417
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .................   $      16.53   $     10.22   $      6.80   $      10.96   $      16.38
                                                            ============   ===========   ===========   ============   ============
CLASS I:
    Net Assets ..........................................   $ 60,998,630           N/A           N/A            N/A   $159,107,638
    Shares of beneficial interest outstanding ...........      3,683,636           N/A           N/A            N/A      9,712,074
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .................   $      16.56           N/A           N/A            N/A   $      16.38
                                                            ============   ===========   ===========   ============   ============


                                                                                             CHICAGO         CHICAGO
                                                                              CHICAGO        CAPITAL         CAPITAL
                                                            INTERNATIONAL     CAPITAL        MUNICIPAL     MONEY MARKET
                                                            EQUITY FUND      BOND FUND       BOND FUND        FUND
                                                            -------------   ------------    -----------    ------------
ASSETS:
Investments:
        Investments at cost .............................   $ 28,873,253    $400,812,988    $48,877,662    $222,978,622
        Repurchase agreements ...........................             --      26,584,000             --      33,262,000
        Net unrealized appreciation (depreciation) ......     (3,380,385)      5,757,532      2,219,252              --
                                                            ------------    ------------    -----------    ------------
          Total investments at value ....................     25,492,868     433,154,520     51,096,914     256,240,622
Cash ....................................................             --             507             73             135
Foreign currency (cost $119,945) ........................        124,546              --             --              --
Receivables:
        Dividends and interest ..........................        115,674       5,371,586        838,944         288,782
        Dividends reclaim ...............................        156,973              --             --              --
        Fund shares sold ................................        277,805         604,028         15,773       2,090,123
        Investments and foreign currency sold ...........             --       2,099,827             --              --
        Due from Adviser, net ...........................             --              --             --              --
Deferred organization costs .............................             --              --             --              --
Other assets ............................................          1,435           7,099            757           6,884
                                                            ------------    ------------    -----------    ------------
          Total assets ..................................     26,169,301     441,237,567     51,952,461     258,626,546
                                                            ------------    ------------    -----------    ------------

LIABILITIES:
Payables:
        Due to custodian ................................         77,189              --             --              --
        Dividend distribution ...........................             --       1,142,057        142,286         213,982
        Investments and foreign currency purchased ......          7,899              --             --       4,000,198
        Fund shares redeemed ............................         22,063       1,767,159         69,713       6,703,864
        Due to Adviser, net .............................         12,256         133,717         11,630          78,672
        Administration fee ..............................          1,125          18,904          2,173          10,288
        Distribution fees ...............................          1,608          14,823             --            --
        Trustees fees ...................................            258           4,322            496           2,396
Accrued expenses and other payables .....................         20,190          80,228         25,649          65,722
                                                            ------------    ------------    -----------    ------------
          Total liabilities .............................        142,588       3,161,210        251,947      11,075,122
                                                            ------------    ------------    -----------    ------------
NET ASSETS ..............................................   $ 26,026,713    $438,076,357    $51,700,514    $247,551,424
                                                            ============    ============    ===========    ============

NET ASSETS CONSIST OF:
    Paid in capital .....................................   $ 42,839,821    $440,535,174    $50,136,217    $247,551,424
    Accumulated undistributed (distribution in excess of)
       net investment income ............................       (277,894)       (506,671)            --              --
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions ................    (13,159,746)     (7,709,678)      (654,955)             --
    Net unrealized appreciation (depreciation)
       on investments and translation of assets
       and liabilities in foreign currency ..............     (3,375,468)      5,757,532      2,219,252              --
                                                            ------------    ------------    -----------    ------------
        TOTAL NET ASSETS ................................   $ 26,026,713    $438,076,357    $51,700,514    $247,551,424
                                                            ============    ============    ===========    ============
CLASS N:
    Net Assets ..........................................   $ 26,026,713    $238,288,209    $51,700,514    $247,551,424
    Shares of beneficial interest outstanding ...........      2,189,054      23,852,369      5,014,608     247,551,578
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .................   $      11.89    $       9.99    $     10.31    $       1.00
                                                            ============    ============    ===========    ============
CLASS I:
    Net Assets ..........................................            N/A    $199,788,148            N/A             N/A
    Shares of beneficial interest outstanding ...........            N/A      20,001,601            N/A             N/A
        NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .................            N/A    $       9.99            N/A             N/A
                                                            ============    ============    ===========    ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     58-59

   ABN AMRO Funds
-----------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                               CHICAGO                     MONTAG         TAMRO
                                                               CAPITAL       GROWTH      & CALDWELL      LARGE CAP      VALUE
                                                             GROWTH FUND      FUND       GROWTH FUND    VALUE FUND      FUND
                                                            ------------   -----------   ------------   ----------  -----------
INVESTMENT INCOME:
     Dividends ..........................................   $  2,310,939   $   420,317   $ 14,367,163   $  69,533   $  1,161,955
     Less: foreign taxes withheld .......................             --            --             --        (522)          (772)
     Interest ...........................................        293,775        44,199         15,847       5,850             --
     Security lending interest ..........................             --            --             --          --             --
                                                            ------------   -----------   ------------   ---------   ------------
      Total investment income ...........................      2,604,714       464,516     14,383,010      74,861      1,161,183
                                                            ------------   -----------   ------------   ---------   ------------

EXPENSES:
     Investment advisory fees ...........................      2,209,369       442,070      7,422,448      35,041        475,205
     Distribution expenses ..............................        694,281       138,147      1,117,475      10,950        148,502
     Transfer agent fees ................................        155,638        11,125        316,502      10,906          8,096
     Administration fees ................................        166,744        30,342        581,472       3,717         33,723
     Registration expenses ..............................         24,091         5,627         33,538       1,420          5,612
     Custodian fees .....................................         19,675        11,120         40,256       7,790         16,998
     Professional fees ..................................         17,384         9,736         39,976       6,513          9,866
     Reports to shareholder expense .....................         49,881         5,526        155,869       1,230          5,936
     Trustees fees ......................................         18,815         2,533         64,601         264          2,990
     Other expenses .....................................         53,291         3,550         51,419         304            390
                                                            ------------   -----------   ------------   ---------   ------------
      Total expenses before waivers .....................      3,409,169       659,776      9,823,556      78,135        707,318
                                                            ------------   -----------   ------------   ---------   ------------
      Less: Investment advisory fees waived .............             --       (79,560)            --     (25,560)      (120,634)
      Less: Expenses reimbursed .........................             --            --             --          --             --
                                                            ------------   -----------   ------------   ---------   ------------
      Net expenses ......................................      3,409,169       580,216      9,823,556      52,575        586,684
                                                            ------------   -----------   ------------   ---------   ------------

NET INVESTMENT INCOME (LOSS) ............................       (804,455)     (115,700)     4,559,454      22,286        574,499
                                                            ------------   -----------   ------------   ---------   ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............    (12,727,942)   (6,521,697)   (35,514,300)   (207,627)   (14,704,045)
     Net change in unrealized appreciation of investments     32,584,778    13,129,031     61,463,627     418,932     24,815,629
                                                            ------------   -----------   ------------   ---------   ------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ........................     19,856,836     6,607,334     25,949,327     211,305     10,111,584
                                                            ------------   -----------   ------------   ---------   ------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .....................   $ 19,052,381   $ 6,491,634   $ 30,508,781   $ 233,591   $ 10,686,083
                                                            ============   ===========   ============   =========   ============

---------------------------------------
(a)  ABN AMRO/Veredus  Select  Growth Fund  commenced  investment  operations  on December 31, 2001.


                                                            VEREDUS SELECT  TALON MID     SMALL CAP     TAMRO SMALL
                                                            GROWTH FUND(A)   CAP FUND       FUND         CAP FUND
                                                            --------------  ----------    ----------    -----------
INVESTMENT INCOME:
     Dividends ..........................................      $   5,846    $  206,243    $  197,408    $    84,388
     Less: foreign taxes withheld .......................             --        (2,856)           --             --
     Interest ...........................................            764        11,241        31,520         10,678
     Security lending interest ..........................             --            --           168             --
                                                               ---------    ----------    ----------    -----------
      Total investment income ...........................          6,610       214,628       229,096         95,066
                                                               ---------    ----------    ----------    -----------

EXPENSES:
     Investment advisory fees ...........................          6,223       237,184       180,188         72,356
     Distribution expenses ..............................          1,944        74,123        56,309         18,089
     Transfer agent fees ................................          5,996        50,538         7,401          9,972
     Administration fees ................................          1,140        16,415        15,229          6,199
     Registration expenses ..............................          7,567         7,372         4,479          3,996
     Custodian fees .....................................          4,869         9,226        18,787          5,364
     Professional fees ..................................          6,520         7,694         7,439          5,047
     Reports to shareholder expense .....................            934         3,735         2,250          4,501
     Trustees fees ......................................             47         1,837         1,053            554
     Other expenses .....................................          2,296         2,740           563            683
                                                               ---------    ----------    ----------    -----------
      Total expenses before waivers .....................         37,536       410,864       293,698        126,761
                                                               ---------    ----------    ----------    -----------
      Less: Investment advisory fees waived .............         (6,223)      (25,423)      (27,921)       (32,689)
      Less: Expenses reimbursed .........................        (21,201)           --            --             --
                                                               ---------    ----------    ----------    -----------
      Net expenses ......................................         10,112       385,441       265,777         94,072
                                                               ---------    ----------    ----------    -----------

NET INVESTMENT INCOME (LOSS) ............................         (3,502)     (170,813)      (36,681)           994
                                                               ---------    ----------    ----------    -----------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ............       (238,953)      769,128     6,899,401          4,279
     Net change in unrealized appreciation of investments         17,165     5,901,537     1,364,220     12,127,186
                                                               ---------    ----------    ----------    -----------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ........................       (221,788)    6,670,665     8,263,621     12,131,465
                                                               ---------    ----------    ----------    -----------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS .....................      $(225,290)   $6,499,852    $8,226,940    $12,132,459
                                                               =========    ==========    ==========    ===========

---------------------------------------
(a)  ABN AMRO/Veredus  Select  Growth Fund  commenced  investment  operations  on December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     60-61

   ABN AMRO Funds
-----------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)
STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------


                                                                        VEREDUS                                          CHICAGO
                                                                      AGGRESSIVE      REAL ESTATE       VEREDUS          CAPITAL
                                                                      GROWTH FUND         FUND        SCITECH FUND    BALANCED FUND
                                                                      ------------    ------------    ------------    -------------
INVESTMENT INCOME:
     Dividends ....................................................   $    262,646    $    446,964    $        192    $    788,788
     Less: foreign taxes withheld .................................             --              --              --              --
     Interest .....................................................        290,677           4,849           1,913       4,117,867
                                                                      ------------    ------------    ------------    ------------
      Total investment income .....................................        553,323         451,813           2,105       4,906,655
                                                                      ------------    ------------    ------------    ------------

EXPENSES:
     Investment advisory fees .....................................      1,992,830          80,367          16,862       1,216,575
     Distribution expenses ........................................        459,458          20,092           4,215         434,490
     Transfer agent fees ..........................................        212,263           8,943          11,077          41,162
     Administration fees ..........................................        105,934           5,037           2,091          98,295
     Registration expenses ........................................         27,911           1,450           6,012           6,813
     Custodian fees ...............................................         18,385           7,584           8,553          13,697
     Professional fees ............................................         13,694           7,100           6,944          13,761
     Amortization of organization costs ...........................          2,387           2,465              --              --
     Reports to shareholder expense ...............................         24,415             737             845          10,995
     Trustees fees ................................................         11,884             413             102           9,723
     Other expenses ...............................................         12,102           1,319           2,902          17,213
                                                                      ------------    ------------    ------------    ------------
      Total expenses before waivers ...............................      2,881,263         135,507          59,603       1,862,724
                                                                      ------------    ------------    ------------    ------------
      Less: Investment advisory fees waived .......................       (134,734)        (25,399)        (16,862)             --
      Less: Expenses reimbursed ...................................             --              --         (17,448)             --
                                                                      ------------    ------------    ------------    ------------
      Net operating expenses ......................................      2,746,529         110,108          25,293       1,862,724
                                                                      ------------    ------------    ------------    ------------
      Interest expense ............................................             --              --              --              --
                                                                      ------------    ------------    ------------    ------------
      Net expenses ................................................      2,746,529         110,108          25,293       1,862,724
                                                                      ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ......................................     (2,193,206)        341,705         (23,188)      3,043,931
                                                                      ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ......................    (45,203,415)        729,581        (104,721)     (7,514,773)
     Net realized loss on foreign currency transactions ...........             --              --              --              --
     Net change in unrealized
      appreciation (depreciation) on investments ..................      7,118,119       1,283,406        (323,775)     14,139,504
     Net change in unrealized appreciation on translation of assets
      and liabilities denominated in foreign currency .............             --              --              --              --
                                                                      ------------    ------------    ------------    ------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ..................................    (38,085,296)      2,012,987        (428,496)      6,624,731
                                                                      ------------    ------------    ------------    ------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS ...............................   $(40,278,502)   $  2,354,692    $   (451,684)   $  9,668,662
                                                                      ============    ============    ============    ============

                                                                                                                        CHICAGO
                                                                         MONTAG                         CHICAGO         CAPITAL
                                                                       & CALDWELL     INTERNATIONAL     CAPITAL        MUNICIPAL
                                                                      BALANCED FUND    EQUITY FUND     BOND FUND       BOND FUND
                                                                      -------------   -------------   ------------    ------------
INVESTMENT INCOME:
     Dividends ....................................................   $  1,202,473    $    303,413    $         --    $     10,387
     Less: foreign taxes withheld .................................             --         (35,909)             --              --
     Interest .....................................................      3,093,001              --      13,344,251       1,103,267
                                                                      ------------    ------------    ------------    ------------
      Total investment income .....................................      4,295,474         267,504      13,344,251       1,113,654
                                                                      ------------    ------------    ------------    ------------

EXPENSES:
     Investment advisory fees .....................................      1,110,049         232,008       1,194,280         142,814
     Distribution expenses ........................................        148,343          58,002         372,372              --
     Transfer agent fees ..........................................         42,431          10,992          45,097          12,270
     Administration fees ..........................................         80,792          16,771         122,633          16,574
     Registration expenses ........................................          7,825           8,075           4,824           6,549
     Custodian fees ...............................................         12,199          29,494          11,811           5,901
     Professional fees ............................................         13,159           9,455          13,993           7,514
     Amortization of organization costs ...........................             --              --              --              --
     Reports to shareholder expense ...............................         15,472           2,166          14,209           1,700
     Trustees fees ................................................          8,366             948          11,298           1,228
     Other expenses ...............................................          4,914             684          36,705           1,032
                                                                      ------------    ------------    ------------    ------------
      Total expenses before waivers ...............................      1,443,550         368,595       1,827,222         195,582
                                                                      ------------    ------------    ------------    ------------
      Less: Investment advisory fees waived .......................             --         (41,464)       (390,855)        (76,573)
      Less: Expenses reimbursed ...................................             --              --              --              --
                                                                      ------------    ------------    ------------    ------------
      Net operating expenses ......................................      1,443,550         327,131       1,436,367         119,009
                                                                      ------------    ------------    ------------    ------------
      Interest expense ............................................             --           1,859              --              --
                                                                      ------------    ------------    ------------    ------------
      Net expenses ................................................      1,443,550         328,990       1,436,367         119,009
                                                                      ------------    ------------    ------------    ------------

NET INVESTMENT INCOME (LOSS) ......................................      2,851,924         (61,486)     11,907,884         994,645
                                                                      ------------    ------------    ------------    ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ......................       (944,661)     (8,160,110)        148,377         183,988
     Net realized loss on foreign currency transactions ...........             --        (445,046)             --              --
     Net change in unrealized
      appreciation (depreciation) on investments ..................         25,134      10,872,844     (13,895,930)       (684,046)
     Net change in unrealized appreciation on translation of assets
      and liabilities denominated in foreign currency .............             --           5,452              --              --
                                                                      ------------    ------------    ------------    ------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ..................................       (919,527)      2,273,140     (13,747,553)       (500,058)
                                                                      ------------    ------------    ------------    ------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS ...............................   $  1,932,397    $  2,211,654    $ (1,839,669)   $    494,587
                                                                      ============    ============    ============    ============

                                                                       CHICAGO CAPITAL
                                                                        CAPITAL MONEY
                                                                         MARKET FUND
                                                                       ---------------
INVESTMENT INCOME:
     Dividends ....................................................     $         --
     Less: foreign taxes withheld .................................               --
     Interest .....................................................        3,790,126
                                                                        ------------
      Total investment income .....................................        3,790,126
                                                                        ------------

EXPENSES:
     Investment advisory fees .....................................          763,147
     Distribution expenses ........................................               --
     Transfer agent fees ..........................................           40,498
     Administration fees ..........................................          100,837
     Registration expenses ........................................            5,699
     Custodian fees ...............................................           18,320
     Professional fees ............................................           13,558
     Amortization of organization costs ...........................               --
     Reports to shareholder expense ...............................           19,079
     Trustees fees ................................................           10,123
     Other expenses ...............................................           12,378
                                                                        ------------
      Total expenses before waivers ...............................          983,639
                                                                        ------------
      Less: Investment advisory fees waived .......................               --
      Less: Expenses reimbursed ...................................               --
                                                                        ------------
      Net operating expenses ......................................          983,639
                                                                        ------------
      Interest expense ............................................               --
                                                                        ------------
      Net expenses ................................................          983,639
                                                                        ------------

NET INVESTMENT INCOME (LOSS) ......................................        2,806,487
                                                                        ------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ......................               --
     Net realized loss on foreign currency transactions ...........               --
     Net change in unrealized
      appreciation (depreciation) on investments ..................               --
     Net change in unrealized appreciation on translation of assets
      and liabilities denominated in foreign currency .............               --
                                                                        ------------

     NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS ..................................               --
                                                                        ------------

     NET INCREASE (DECREASE)
      IN NET ASSETS FROM OPERATIONS ...............................     $  2,806,487
                                                                        ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     62-63

   ABN AMRO Funds
-----------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           CHICAGO CAPITAL
                                                                             GROWTH FUND
                                                                   ------------------------------
                                                                   SIX MONTHS ENDED   YEAR ENDED
                                                                    APRIL 30, 2002    OCTOBER 31,
                                                                      (UNAUDITED)        2001
                                                                   ---------------- -------------
NET ASSETS AT BEGINNING OF PERIOD ................................   $507,384,902   $ 593,012,703
                                                                     ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .................................       (804,455)       (878,132)
    Net realized gain (loss) on investments sold .................    (12,727,942)      1,203,927
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .................     32,584,778    (169,195,556)
                                                                     ------------   -------------
    Net increase (decrease) in net assets from operations ........     19,052,381    (168,869,761)
                                                                     ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...................................................       (111,236)             --
       Class I ...................................................             --              --
    Net realized gain on investments:
       Class N ...................................................     (1,180,105)    (54,774,238)
       Class I ...................................................       (110,673)     (5,077,155)
    In excess of net realized gains:
       Class N ...................................................             --              --
       Class I ...................................................             --              --
                                                                     ------------   -------------
       Total distributions .......................................     (1,402,014)    (59,851,393)
                                                                     ------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...................................................    174,368,325     283,488,104
       Class I ...................................................     79,242,951      18,938,086
    Issued to shareholders in reinvestment of distributions:
       Class N ...................................................      1,279,061      54,219,531
       Class I ...................................................         96,641       4,356,646
    Cost of shares repurchased:
       Class N ...................................................    (75,601,282)   (205,699,377)
       Class I ...................................................    (15,300,150)    (12,209,637)
                                                                     ------------   -------------
          Net increase (decrease) from capital share transactions     164,085,546     143,093,353
                                                                     ------------   -------------
          Total increase (decrease) in net assets ................    181,735,913     (85,627,801)
                                                                     ------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................   $689,120,815   $ 507,384,902
                                                                     ============   =============
    (A) Undistributed (distributions in excess of)
        net investment income ....................................   $   (915,691)  $          --
                                                                     ============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ......................................................      7,812,561      11,860,357
       Issued to shareholders in reinvestment of distributions ...         56,974       2,136,309
       Repurchased ...............................................     (3,390,538)     (8,808,778)
    Class I:
       Sold ......................................................      3,531,665         846,842
       Issued to shareholders in reinvestment of distributions ...          4,288         171,454
       Repurchased ...............................................       (679,270)       (535,767)
                                                                     ------------   -------------
          Net increase (decrease) in shares outstanding ..........      7,335,680       5,670,417
                                                                     ============   =============


                                                                                          GROWTH
                                                                                           FUND
                                                                   ---------------------------------------------
                                                                   SIX MONTHS ENDED   TEN MONTHS     YEAR ENDED
                                                                    APRIL 30, 2002   ENDED OCTOBER  DECEMBER 31,
                                                                      (UNAUDITED)      31, 2001         2000
                                                                    --------------   -------------  ------------
NET ASSETS AT BEGINNING OF PERIOD ................................   $ 176,553,549   $230,823,557   $199,572,373
                                                                     -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .................................        (115,700)      (191,244)      (509,260)
    Net realized gain (loss) on investments sold .................      (6,521,697)   (19,296,608)     9,857,689
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .................      13,129,031    (56,877,938)   (22,752,992)
                                                                     -------------   ------------   ------------
    Net increase (decrease) in net assets from operations ........       6,491,634    (76,365,790)   (13,404,563)
                                                                     -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...................................................              --             --             --
       Class I ...................................................              --             --             --
    Net realized gain on investments:
       Class N ...................................................              --        (24,505)   (13,111,425)
       Class I ...................................................              --             --             --
    In excess of net realized gains:
       Class N ...................................................              --             --     (1,907,352)
       Class I ...................................................              --             --             --
                                                                     -------------   ------------   ------------
       Total distributions .......................................              --        (24,505)   (15,018,777)
                                                                     -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...................................................       9,130,478     57,008,009     97,447,384
       Class I ...................................................              --             --             --
    Issued to shareholders in reinvestment of distributions:
       Class N ...................................................              --         12,739      8,911,092
       Class I ...................................................              --             --             --
    Cost of shares repurchased:
       Class N ...................................................    (135,282,579)   (34,900,461)   (46,683,952)
       Class I ...................................................              --             --             --
                                                                     -------------   ------------   ------------
          Net increase (decrease) from capital share transactions     (126,152,101)    22,120,287     59,674,524
                                                                     -------------   ------------   ------------
          Total increase (decrease) in net assets ................    (119,660,467)   (54,270,008)    31,251,184
                                                                     -------------   ------------   ------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................   $  56,893,082   $176,553,549   $230,823,557
                                                                     =============   ============   ============
    (A) Undistributed (distributions in excess of)
        net investment income ....................................   $    (115,700)  $         --   $         --
                                                                     =============   ============   ============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ......................................................         799,381      4,314,696      5,486,300
       Issued to shareholders in reinvestment of distributions ...              --            979        548,529
       Repurchased ...............................................     (11,621,817)    (2,724,364)    (2,667,874)
    Class I:
       Sold ......................................................              --             --             --
       Issued to shareholders in reinvestment of distributions ...              --             --             --
       Repurchased ...............................................              --             --             --
                                                                     -------------   ------------   ------------
          Net increase (decrease) in shares outstanding ..........     (10,822,436)     1,591,311      3,366,955
                                                                     =============   ============   ============


                                                                           MONTAG & CALDWELL                  TAMRO LARGE
                                                                              GROWTH FUND                    CAP VALUE FUND
                                                                    ------------------------------  -----------------------------
                                                                    SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED PERIOD ENDED
                                                                     APRIL 30, 2002    OCTOBER 31,   APRIL 30, 2002  OCTOBER 31,
                                                                       (UNAUDITED)        2001         (UNAUDITED)     2001(A)
                                                                    ---------------- -------------  ---------------- ------------
NET ASSETS AT BEGINNING OF PERIOD ................................  $1,931,157,414   $2,684,411,377   $ 5,195,421    $       --
                                                                    --------------   --------------   -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .................................       4,559,454        5,580,262        22,286         6,079
    Net realized gain (loss) on investments sold .................     (35,514,300)    (121,237,457)     (207,627)     (164,735)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .................      61,463,627     (295,483,138)      418,932       (91,446)
                                                                    --------------   --------------   -----------    ----------
    Net increase (decrease) in net assets from operations ........      30,508,781     (411,140,333)      233,591      (250,102)
                                                                    --------------   --------------   -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...................................................              --               --        (9,441)       (2,959)
       Class I ...................................................      (3,547,382)      (3,341,184)           --            --
    Net realized gain on investments:
       Class N ...................................................              --     (168,409,785)           --            --
       Class I ...................................................              --     (169,309,344)           --            --
    In excess of net realized gains:
       Class N ...................................................              --               --            --            --
       Class I ...................................................              --               --            --            --
                                                                    --------------   --------------   -----------    ----------
       Total distributions .......................................      (3,547,382)    (341,060,313)       (9,441)       (2,959)
                                                                    --------------   --------------   -----------    ----------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...................................................     321,938,932      455,760,354     5,979,458     5,610,079
       Class I ...................................................     574,445,867      321,672,950            --            --
    Issued to shareholders in reinvestment of distributions:
       Class N ...................................................              --      161,581,636         9,409         2,979
       Class I ...................................................       3,160,212      155,113,294            --            --
    Cost of shares repurchased:
       Class N ...................................................    (360,713,742)    (725,788,460)     (674,896)     (164,576)
       Class I ...................................................    (151,012,973)    (369,393,091)           --            --
                                                                    --------------   --------------   -----------    ----------
          Net increase (decrease) from capital share transactions      387,818,296       (1,053,317)    5,313,971     5,448,482
                                                                    --------------   --------------   -----------    ----------
          Total increase (decrease) in net assets ................     414,779,695     (753,253,963)    5,538,121     5,195,421
                                                                    --------------   --------------   -----------    --------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................  $2,345,937,109   $1,931,157,414   $10,733,542    $5,195,421
                                                                    ==============   ==============   ===========    ==========
    (A) Undistributed (distributions in excess of)
        net investment income ....................................  $    3,428,242   $    2,416,170   $    15,920    $    3,075
                                                                    ==============   ==============   ===========    ==========
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ......................................................      13,551,639       18,429,486       577,019       553,496
       Issued to shareholders in reinvestment of distributions ...              --        6,060,914           900           284
       Repurchased ...............................................     (15,134,205)     (28,704,038)      (63,688)      (16,795)
    Class I:
       Sold ......................................................      23,993,543       12,586,761            --            --
       Issued to shareholders in reinvestment of distributions ...         129,094        5,762,374            --            --
       Repurchased ...............................................      (6,258,271)     (13,908,519)           --            --
                                                                    --------------   --------------   -----------    ----------
          Net increase (decrease) in shares outstanding ..........      16,281,800          226,978       514,231       536,985
                                                                    ==============   ==============   ===========    ==========

-------------------------------------------
(a)  ABN AMRO/TAMRO  Large Cap  Value  Fund  commenced  investment  operations  on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     64-65

   ABN AMRO Funds
-----------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------


                                                                                        VALUE FUND
                                                                  -------------------------------------------------
                                                                  SIX MONTHS ENDED TEN MONTHS ENDED     YEAR ENDED
                                                                   APRIL 30, 2002    OCTOBER 31,       DECEMBER 31,
                                                                     (UNAUDITED)         2001              2000
                                                                  ---------------- ----------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...............................   $ 116,220,963    $ 133,592,425    $ 157,049,278
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................         574,499          783,378        1,177,025
    Net realized gain (loss) on investments sold ................     (14,704,045)       2,163,918          760,589
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ................      24,815,629      (29,812,532)      (3,468,070)
                                                                    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations .......      10,686,083      (26,865,236)      (1,530,456)
                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................         (63,631)        (719,971)      (1,178,885)
       Class I ..................................................              --               --               --
    Net realized gain on investments:
       Class N ..................................................      (2,121,434)        (577,246)      (9,373,673)
       Class I ..................................................              --               --               --
    In excess of net realized gains:
       Class N ..................................................              --               --               --
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
       Total distributions ......................................      (2,185,065)      (1,297,217)     (10,552,558)
                                                                    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................      21,560,382       33,250,189       24,604,186
       Class I ..................................................              --               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................         950,407          583,897        4,779,038
       Class I ..................................................              --               --               --
    Cost of shares repurchased:
       Class N ..................................................     (24,069,460)     (23,043,095)     (40,757,063)
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) from capital share transactions      (1,558,671)      10,790,991      (11,373,839)
                                                                    -------------    -------------    -------------
          Total increase (decrease) in net assets ...............       6,942,347      (17,371,462)     (23,456,853)
                                                                    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................   $ 123,163,310    $ 116,220,963    $ 133,592,425
                                                                    =============    =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ...................................   $     574,275    $      63,407    $          --
                                                                    =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................       2,184,807        2,967,684        2,079,400
       Issued to shareholders in reinvestment of distributions ..          96,783           51,731          431,177
       Repurchased ..............................................      (2,412,508)      (2,081,924)      (3,394,177)
    Class I:
       Sold .....................................................              --               --               --
       Issued to shareholders in reinvestment of distributions ..              --               --               --
       Repurchased ..............................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) in shares outstanding .........        (130,918)         937,491         (883,600)
                                                                    =============    =============    =============

                                                                    VEREDUS SELECT                 TALON
                                                                     GROWTH FUND              MID CAP FUND
                                                                    --------------  -------------------------------
                                                                     PERIOD ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                                    APRIL 30, 2002   APRIL 30, 2002     OCTOBER 31,
                                                                    (UNAUDITED)(A)     (UNAUDITED)         2001
                                                                    --------------  ---------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...............................   $          --    $  40,264,663    $  26,389,349
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................          (3,502)        (170,813)        (168,853)
    Net realized gain (loss) on investments sold ................        (238,953)         769,128          695,973
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ................          17,165        5,901,537         (663,514)
                                                                    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations .......        (225,290)       6,499,852         (136,394)
                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................              --               --               --
       Class I ..................................................              --               --               --
    Net realized gain on investments:
       Class N ..................................................              --         (713,162)      (4,740,302)
       Class I ..................................................              --               --               --
    In excess of net realized gains:
       Class N ..................................................              --               --               --
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
       Total distributions ......................................              --         (713,162)      (4,740,302)
                                                                    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................       2,979,908       58,736,377       41,082,371
       Class I ..................................................              --               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................              --          693,535        4,607,947
       Class I ..................................................              --               --               --
    Cost of shares repurchased:
       Class N ..................................................         (43,752)     (16,813,577)     (26,938,308)
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) from capital share transactions       2,936,156       42,616,335       18,752,010
                                                                    -------------    -------------    -------------
          Total increase (decrease) in net assets ...............       2,710,866       48,403,025       13,875,314
                                                                    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................   $   2,710,866    $  88,667,688    $  40,264,663
                                                                    =============    =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ...................................   $      (3,502)   $    (170,813)   $          --
                                                                    =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................         305,027        3,288,029        2,477,852
       Issued to shareholders in reinvestment of distributions ..              --            6,298          309,882
       Repurchased ..............................................          (4,628)        (928,291)      (1,645,531)
    Class I:
       Sold .....................................................              --               --               --
       Issued to shareholders in reinvestment of distributions ..              --               --               --
       Repurchased ..............................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) in shares outstanding .........         300,399        2,366,036        1,142,203
                                                                    =============    =============    =============


                                                                                       SMALL CAP FUND
                                                                  -------------------------------------------------
                                                                  SIX MONTHS ENDED  TEN MONTHS ENDED    YEAR ENDED
                                                                   APRIL 30, 2002      OCTOBER 31,     DECEMBER 31,
                                                                     (UNAUDITED)          2001             2000
                                                                  ---------------   ----------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ...............................   $  63,429,635    $  73,279,694    $  56,472,573
                                                                    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ................................         (36,681)         (56,139)          90,501
    Net realized gain (loss) on investments sold ................       6,899,401       (1,033,254)        (270,560)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ................       1,364,220       (8,338,089)       4,253,501
                                                                    -------------    -------------    -------------
    Net increase (decrease) in net assets from operations .......       8,226,940       (9,427,482)       4,073,442
                                                                    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ..................................................              --          (61,400)              --
       Class I ..................................................              --               --               --
    Net realized gain on investments:
       Class N ..................................................              --               --       (5,095,672)
       Class I ..................................................              --               --               --
    In excess of net realized gains:
       Class N ..................................................              --               --       (2,101,627)
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
       Total distributions ......................................              --          (61,400)      (7,197,299)
                                                                    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ..................................................       3,244,392       17,024,357       59,954,541
       Class I ..................................................              --               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ..................................................              --           13,703        1,667,131
       Class I ..................................................              --               --               --
    Cost of shares repurchased:
       Class N ..................................................     (52,785,802)     (17,399,237)     (41,690,694)
       Class I ..................................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) from capital share transactions     (49,541,410)        (361,177)      19,930,978
                                                                    -------------    -------------    -------------
          Total increase (decrease) in net assets ...............     (41,314,470)      (9,850,059)      16,807,121
                                                                    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................   $  22,115,165    $  63,429,635    $  73,279,694
                                                                    =============    =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ...................................   $     (28,944)   $       7,737    $      62,451
                                                                    =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .....................................................         250,719        1,361,253        4,182,427
       Issued to shareholders in reinvestment of distributions ..              --            1,101          121,276
       Repurchased ..............................................      (4,109,131)      (1,397,118)      (2,843,950)
    Class I:
       Sold .....................................................              --               --               --
       Issued to shareholders in reinvestment of distributions ..              --               --               --
       Repurchased ..............................................              --               --               --
                                                                    -------------    -------------    -------------
          Net increase (decrease) in shares outstanding .........      (3,858,412)         (34,764)       1,459,753
                                                                    =============    =============    =============

------------------------------------------
(a) ABN AMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     66-67

   ABN AMRO Funds
-----------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                             TAMRO                           VEREDUS
                                                                         SMALL CAP FUND               AGGRESSIVE GROWTH FUND
                                                               --------------------------------  --------------------------------
                                                               SIX MONTHS ENDED   PERIOD ENDED   SIX MONTHS ENDED    YEAR ENDED
                                                                APRIL 30, 2002     OCTOBER 31,    APRIL 30, 2002     OCTOBER 31,
                                                                  (UNAUDITED)        2001(A)        (UNAUDITED)         2001
                                                               ----------------   -------------  ----------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ............................   $   2,000,343    $          --    $ 273,768,689    $ 182,805,761
                                                                 -------------    -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .............................             994            9,935       (2,193,206)      (1,984,122)
    Net realized gain (loss) on investments sold .............           4,279           30,864      (45,203,415)     (26,562,173)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .............      12,127,186          (10,958)       7,118,119       (4,260,389)
                                                                 -------------    -------------    -------------    -------------
    Net increase (decrease) in net assets
       resulting from operations .............................      12,132,459           29,841      (40,278,502)     (32,806,684)
                                                                 -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...............................................          (7,626)          (4,075)              --               --
       Class I ...............................................              --               --               --               --
    Net realized gain on investments:
       Class N ...............................................         (34,196)              --               --      (24,973,864)
       Class I ...............................................              --               --               --               --
    Return of Capital:
       Class N ...............................................              --               --               --               --
       Class I ...............................................              --               --               --               --
                                                                 -------------    -------------    -------------    -------------
       Total distributions ...................................         (41,822)          (4,075)              --      (24,973,864)
                                                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...............................................      70,930,522        4,842,804      466,412,847      306,597,076
       Class I ...............................................              --               --       62,767,458        5,563,782
    Issued to shareholders in reinvestment of distributions:
       Class N ...............................................         102,686            4,051        9,328,019       23,288,201
       Class I ...............................................              --               --               --               --
    Cost of shares repurchased:
       Class N ...............................................     (25,610,853)      (2,872,278)    (255,010,778)    (186,705,583)
       Class I ...............................................              --               --       (2,590,690)              --
                                                                 -------------    -------------    -------------    -------------
          Net increase (decrease) from capital
             share transactions ..............................      45,422,355        1,974,577      280,906,856      148,743,476
                                                                 -------------    -------------    -------------    -------------
          Total increase (decrease) in net assets ............      57,512,992        2,000,343      240,628,354       90,962,928
                                                                 -------------    -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...............   $  59,513,335    $   2,000,343    $ 514,397,043    $ 273,768,689
                                                                 =============    =============    =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ................................   $      (2,288)   $       4,344    $  (2,194,048)   $        (842)
                                                                 =============    =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..................................................       6,007,029          431,921       25,946,618       15,618,204
       Issued to shareholders in reinvestment of distributions           8,234              182          505,075        1,143,260
       Repurchased ...........................................      (1,882,675)        (246,066)     (14,315,008)      (9,598,759)
    Class I:
       Sold ..................................................              --               --        3,516,993          313,106
       Issued to shareholders in reinvestment of distributions              --               --               --               --
       Repurchased ...........................................              --               --         (146,463)              --
                                                                 -------------    -------------    -------------    -------------
          Net increase (decrease) in shares outstanding ......       4,132,588          186,037       15,507,215        7,475,811
                                                                 =============    =============    =============    =============


                                                                                 REAL ESTATE FUND
                                                               -------------------------------------------------
                                                               SIX MONTHS ENDED  TEN MONTHS ENDED   YEAR ENDED
                                                                APRIL 30, 2002     OCTOBER 31,     DECEMBER 31,
                                                                  (UNAUDITED)          2001            2000
                                                               ---------------   ----------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ............................   $  15,242,451    $  21,743,510    $   7,552,447
                                                                 -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .............................         341,705          644,554          744,626
    Net realized gain (loss) on investments sold .............         729,581          860,508         (536,830)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .............       1,283,406       (1,584,120)       3,128,725
                                                                 -------------    -------------    -------------
    Net increase (decrease) in net assets
       resulting from operations .............................       2,354,692          (79,058)       3,336,521
                                                                 -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...............................................        (232,893)        (534,653)        (591,120)
       Class I ...............................................              --               --               --
    Net realized gain on investments:
       Class N ...............................................        (360,911)              --               --
       Class I ...............................................              --               --               --
    Return of Capital:
       Class N ...............................................              --               --         (153,623)
       Class I ...............................................              --               --               --
                                                                 -------------    -------------    -------------
       Total distributions ...................................        (593,804)        (534,653)        (744,743)
                                                                 -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...............................................       2,460,312        4,947,034       18,104,268
       Class I ...............................................              --               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ...............................................         227,178          218,788          223,894
       Class I ...............................................              --               --               --
    Cost of shares repurchased:
       Class N ...............................................      (1,793,324)     (11,053,170)      (6,728,877)
       Class I ...............................................              --               --               --
                                                                 -------------    -------------    -------------
          Net increase (decrease) from capital
             share transactions ..............................         894,166       (5,887,348)      11,599,285
                                                                 -------------    -------------    -------------
          Total increase (decrease) in net assets ............       2,655,054       (6,501,059)      14,191,063
                                                                 -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...............   $  17,897,505    $  15,242,451    $  21,743,510
                                                                 =============    =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ................................   $     166,197    $      57,385    $          --
                                                                 =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..................................................         248,208          519,065        2,059,600
       Issued to shareholders in reinvestment of distributions          23,889           23,315           31,861
       Repurchased ...........................................        (185,874)      (1,171,475)        (774,499)
    Class I:
       Sold ..................................................              --               --               --
       Issued to shareholders in reinvestment of distributions              --               --               --
       Repurchased ...........................................              --               --               --
                                                                 -------------    -------------    -------------
          Net increase (decrease) in shares outstanding ......          86,223         (629,095)       1,316,962
                                                                 =============    =============    =============

                                                                             VEREDUS
                                                                           SCITECH FUND
                                                                --------------------------------
                                                                SIX MONTHS ENDED    YEAR ENDED
                                                                 APRIL 30, 2002     OCTOBER 31,
                                                                   (UNAUDITED)         2001
                                                                ----------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ............................    $   2,566,039    $   2,695,895
                                                                  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .............................          (23,188)           5,925
    Net realized gain (loss) on investments sold .............         (104,721)        (733,351)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities .............         (323,775)         312,024
                                                                  -------------    -------------
    Net increase (decrease) in net assets
       resulting from operations .............................         (451,684)        (415,402)
                                                                  -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...............................................               --          (19,130)
       Class I ...............................................               --               --
    Net realized gain on investments:
       Class N ...............................................               --               --
       Class I ...............................................               --               --
    Return of Capital:
       Class N ...............................................               --               --
       Class I ...............................................               --               --
                                                                  -------------    -------------
       Total distributions ...................................               --          (19,130)
                                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...............................................        1,907,317          730,199
       Class I ...............................................               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ...............................................               --           18,804
       Class I ...............................................               --               --
    Cost of shares repurchased:
       Class N ...............................................       (1,069,611)        (444,327)
       Class I ...............................................               --               --
                                                                  -------------    -------------
          Net increase (decrease) from capital
             share transactions ..............................          837,706          304,676
                                                                  -------------    -------------
          Total increase (decrease) in net assets ............          386,022         (129,856)
                                                                  -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...............    $   2,952,061    $   2,566,039
                                                                  =============    =============
    (A) Undistributed (distributions in excess of)
        net investment income ................................    $     (23,188)   $          --
                                                                  =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ..................................................          223,865           89,729
       Issued to shareholders in reinvestment of distributions               --            2,242
       Repurchased ...........................................         (128,777)         (55,158)
    Class I:
       Sold ..................................................               --               --
       Issued to shareholders in reinvestment of distributions               --               --
       Repurchased ...........................................               --               --
                                                                  -------------    -------------
          Net increase (decrease) in shares outstanding ......           95,088           36,813
                                                                  =============    =============

------------------------------------
(a) ABN AMRO/TAMRO Small Cap Fund commenced investment operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     68-69

   ABN AMRO Funds
-----------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                             CHICAGO CAPITAL                MONTAG & CALDWELL
                                                                              BALANCED FUND                   BALANCED FUND
                                                                  --------------------------------  -------------------------------
                                                                  SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                                   APRIL 30, 2002     OCTOBER 31,    APRIL 30, 2002    OCTOBER 31,
                                                                     (UNAUDITED)         2001          (UNAUDITED)         2001
                                                                  ----------------   -------------  ----------------  -------------
NET ASSETS AT BEGINNING OF PERIOD ................................  $ 342,519,704    $ 321,226,202    $ 306,378,680   $ 337,690,735
                                                                    -------------    -------------    -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .................................      3,043,931        6,303,756        2,851,924       6,858,166
    Net realized gain (loss) on investments sold
       and foreign currency translations .........................     (7,514,773)       9,650,527         (944,661)    (15,845,436)
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ...............     14,139,504      (60,630,729)          25,134     (12,309,191)
                                                                    -------------    -------------    -------------   -------------
    Net increase (decrease) in net assets resulting from operations     9,668,662      (44,676,446)       1,932,397     (21,296,461)
                                                                    -------------    -------------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ...................................................     (3,025,702)      (6,477,372)      (1,136,391)     (2,976,599)
       Class I ...................................................             --               --       (1,924,326)     (4,097,241)
    Net realized gain on investments:
       Class N ...................................................       (586,096)     (31,403,455)              --      (5,316,530)
       Class I ...................................................             --               --               --      (5,776,982)
                                                                    -------------    -------------    -------------   -------------
       Total distributions .......................................     (3,611,798)     (37,880,827)      (3,060,717)    (18,167,352)
                                                                    -------------    -------------    -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ...................................................     48,676,403      178,860,491       50,757,907      46,564,840
       Class I ...................................................             --               --       24,245,647      57,432,858
    Issued to shareholders in reinvestment of distributions:
       Class N ...................................................      3,570,893       37,831,856        1,112,048       8,138,582
       Class I ...................................................             --               --        1,854,788       9,680,648
    Cost of shares repurchased:
       Class N ...................................................    (62,106,881)    (112,841,572)     (71,064,578)    (72,665,917)
       Class I ...................................................             --               --      (45,864,984)    (40,999,253)
                                                                    -------------    -------------    -------------   -------------
          Net increase (decrease) from capital share transactions      (9,859,585)     103,850,775      (38,959,172)      8,151,758
                                                                    -------------    -------------    -------------   -------------
          Total increase (decrease) in net assets ................     (3,802,721)      21,293,502      (40,087,492)    (31,312,055)
                                                                    -------------    -------------    -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ...................  $ 338,716,983    $ 342,519,704    $ 266,291,188   $ 306,378,680
                                                                    =============    =============    =============   =============
    (A) Undistributed (distribution in excess of)
        net investment income ....................................  $     507,873    $     659,796    $     209,855   $     784,794
                                                                    =============    =============    =============   =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ......................................................      4,301,912       15,431,648        3,016,171       2,751,571
       Issued to shareholders in reinvestment of distributions ...        315,852        3,242,335           65,250         466,453
       Repurchased ...............................................     (5,511,791)      (9,449,208)      (4,220,274)     (4,288,336)
    Class I:
       Sold ......................................................             --               --        1,435,465       3,331,130
       Issued to shareholders in reinvestment of distributions ...             --               --          108,893         558,020
       Repurchased ...............................................             --               --       (2,727,358)     (2,382,992)
                                                                    -------------    -------------    -------------   -------------
          Net increase (decrease) in shares outstanding ..........       (894,027)       9,224,775       (2,321,853)        435,846
                                                                    =============    =============    =============   =============


                                                                                    INTERNATIONAL EQUITY FUND
                                                                      ------------------------------------------------
                                                                      SIX MONTHS ENDED TEN MONTHS ENDED   YEAR ENDED
                                                                       APRIL 30, 2002     OCTOBER 31,    DECEMBER 31,
                                                                         (UNAUDITED)         2001            2000
                                                                      ---------------- ----------------  -------------
NET ASSETS AT BEGINNING OF PERIOD .................................    $  78,252,420    $ 133,551,970    $ 207,281,646
                                                                       -------------    -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................          (61,486)         237,035         (359,557)
    Net realized gain (loss) on investments sold
       and foreign currency translations ..........................       (8,605,156)      (4,816,615)      17,842,088
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ................       10,878,296      (35,870,484)     (67,872,086)
                                                                       -------------    -------------    -------------
    Net increase (decrease) in net assets resulting from operations        2,211,654      (40,450,064)     (50,389,555)
                                                                       -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................               --               --               --
       Class I ....................................................               --               --               --
    Net realized gain on investments:
       Class N ....................................................               --       (6,863,310)     (13,827,203)
       Class I ....................................................               --               --               --
                                                                       -------------    -------------    -------------
       Total distributions ........................................               --       (6,863,310)     (13,827,203)
                                                                       -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................        8,491,102       44,286,728      253,767,861
       Class I ....................................................               --               --               --
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................               --        3,128,021        5,330,489
       Class I ....................................................               --               --               --
    Cost of shares repurchased:
       Class N ....................................................      (62,928,463)     (55,400,925)    (268,611,268)
       Class I ....................................................               --               --               --
                                                                       -------------    -------------    -------------
          Net increase (decrease) from capital share transactions .      (54,437,361)      (7,986,176)      (9,512,918)
                                                                       -------------    -------------    -------------
          Total increase (decrease) in net assets .................      (52,225,707)     (55,299,550)     (73,729,676)
                                                                       -------------    -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................    $  26,026,713    $  78,252,420    $ 133,551,970
                                                                       =============    =============    =============
    (A) Undistributed (distribution in excess of)
        net investment income .....................................    $    (277,894)   $    (216,408)   $    (890,545)
                                                                       =============    =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................          727,472        3,060,924       11,031,441
       Issued to shareholders in reinvestment of distributions ....               --          235,884          290,128
       Repurchased ................................................       (5,376,495)      (3,953,869)     (12,091,172)
    Class I:
       Sold .......................................................               --               --               --
       Issued to shareholders in reinvestment of distributions ....               --               --               --
       Repurchased ................................................               --               --               --
                                                                       -------------    -------------    -------------
          Net increase (decrease) in shares outstanding ...........       (4,649,023)        (657,061)        (769,603)
                                                                       =============    =============    =============

                                                                              CHICAGO CAPITAL
                                                                                 BOND FUND
                                                                      -------------------------------
                                                                     SIX MONTHS ENDED     YEAR ENDED
                                                                      APRIL 30, 2002      OCTOBER 31,
                                                                        (UNAUDITED)          2001
                                                                     ----------------   -------------
NET ASSETS AT BEGINNING OF PERIOD .................................    $ 449,040,943    $ 154,392,513
                                                                       -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ..................................       11,907,884       13,253,592
    Net realized gain (loss) on investments sold
       and foreign currency translations ..........................          148,377        1,572,223
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ................      (13,895,930)      21,005,846
                                                                       -------------    -------------
    Net increase (decrease) in net assets resulting from operations       (1,839,669)      35,831,661
                                                                       -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ....................................................       (9,074,930)      (8,589,438)
       Class I ....................................................       (4,320,159)      (3,945,399)
    Net realized gain on investments:
       Class N ....................................................               --               --
       Class I ....................................................               --               --
                                                                       -------------    -------------
       Total distributions ........................................      (13,395,089)     (12,534,837)
                                                                       -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ....................................................       55,340,204      307,638,763
       Class I ....................................................      135,249,219       35,092,138
    Issued to shareholders in reinvestment of distributions:
       Class N ....................................................        5,003,844        7,568,397
       Class I ....................................................        2,080,894        2,416,863
    Cost of shares repurchased:
       Class N ....................................................     (180,069,114)     (69,938,467)
       Class I ....................................................      (13,334,875)     (11,426,088)
                                                                       -------------    -------------
          Net increase (decrease) from capital share transactions .        4,270,172      271,351,606
                                                                       -------------    -------------
          Total increase (decrease) in net assets .................      (10,964,586)     294,648,430
                                                                       -------------    -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ....................    $ 438,076,357    $ 449,040,943
                                                                       =============    =============
    (A) Undistributed (distribution in excess of)
        net investment income .....................................    $    (506,671)   $   1,261,266
                                                                       =============    =============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold .......................................................        5,494,049       31,161,513
       Issued to shareholders in reinvestment of distributions ....          499,792          758,105
       Repurchased ................................................      (17,885,613)      (6,965,720)
    Class I:
       Sold .......................................................       13,436,575        3,497,610
       Issued to shareholders in reinvestment of distributions ....          207,921          242,153
       Repurchased ................................................       (1,325,514)      (1,138,564)
                                                                       -------------    -------------
          Net increase (decrease) in shares outstanding ...........          427,210       27,555,097
                                                                       =============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     70-71

   ABN AMRO Funds
-----------------

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                            CHICAGO CAPITAL               CHICAGO CAPITAL
                                                                          MUNICIPAL BOND FUND            MONEY MARKET FUND
                                                                -------------------------------  ----------------------------------
                                                                SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                                 APRIL 30, 2002    OCTOBER 31,    APRIL 30, 2002      OCTOBER 31,
                                                                   (UNAUDITED)        2001         (UNAUDITED)          2001
                                                                ----------------   ------------  ----------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .............................. $    48,221,972   $ 18,902,665   $   484,148,165   $   359,482,613
                                                                 ---------------   ------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ......................................         994,645      1,088,799         2,806,487        17,640,439
    Net realized gain on investments sold ......................         183,988        244,791                --                --
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ...............        (684,046)     2,693,733                --                --
                                                                 ---------------   ------------   ---------------   ---------------
       Net increase (decrease) in net assets
          resulting from operations ............................         494,587      4,027,323         2,806,487        17,640,439
                                                                 ---------------   ------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .................................................        (994,645)    (1,088,799)       (2,806,487)      (17,640,439)
       Class I .................................................              --             --                --                --
    In excess of net investment income:
       Class N .................................................              --             --                --                --
       Class I .................................................              --             --                --                --
    Net realized gain on investments:
       Class N .................................................              --             --                --                --
       Class I .................................................              --             --                --                --
                                                                 ---------------   ------------   ---------------   ---------------
       Total distributions .....................................        (994,645)    (1,088,799)       (2,806,487)      (17,640,439)
                                                                 ---------------   ------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N .................................................       8,787,759     30,206,121       715,629,652     1,149,004,268
       Class I .................................................              --             --                --                --
    Issued to shareholders in reinvestment of distributions:
       Class N .................................................         143,338        227,004           310,017         2,014,324
       Class I .................................................              --             --                --                --
    Cost of shares repurchased:
       Class N .................................................      (4,952,497)    (4,052,342)     (952,536,410)   (1,026,353,040)
       Class I .................................................              --             --                --                --
                                                                 ---------------   ------------   ---------------   ---------------
          Net increase (decrease) from capital share transactions      3,978,600     26,380,783      (236,596,741)      124,665,552
                                                                 ---------------   ------------   ---------------   ---------------
          Total increase (decrease) in net assets ..............       3,478,542     29,319,307      (236,596,741)      124,665,552
                                                                 ---------------   ------------   ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................. $    51,700,514   $ 48,221,972   $   247,551,424   $   484,148,165
                                                                 ===============   ============   ===============   ===============
    (A) Undistributed net investment income .................... $            --   $         --   $            --   $            --
                                                                 ===============   ============   ===============   ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ....................................................         858,827      3,089,013       715,629,640     1,149,004,434
       Issued to shareholders in reinvestment of distributions .          13,980         22,186           310,017         2,014,324
       Repurchased .............................................        (480,560)      (393,882)     (952,536,410)   (1,026,353,040)
    Class I:
       Sold ....................................................              --             --                --                --
       Issued to shareholders in reinvestment of distributions .              --             --                --                --
       Repurchased .............................................              --             --                --                --
                                                                 ---------------   ------------   ---------------   ---------------
          Net increase (decrease) in shares outstanding ........         392,247      2,717,317      (236,596,753)      124,665,718
                                                                 ===============   ============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                     72-73

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL GROWTH FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS

                                              SIX MONTHS
                                                 ENDED       YEAR         YEAR         YEAR         YEAR         YEAR
                                               04/30/02      ENDED        ENDED        ENDED        ENDED        ENDED
                                              (UNAUDITED)   10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
                                               --------     --------     --------     --------     --------     --------

Net Asset Value, Beginning of Period .......   $  20.38     $  30.86     $  27.71     $  23.06     $  19.73     $  16.17
                                               --------     --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..........      (0.03)       (0.04)       (0.06)       (0.06)       (0.02)        0.08
     Net realized and unrealized
       gain (loss) on investments ..........       1.07        (7.36)        5.21         6.14         4.73         3.91
                                               --------     --------     --------     --------     --------     --------
       Total from investment operations ....       1.04        (7.40)        5.15         6.08         4.71         3.99
                                               --------     --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ............         --(a)        --           --           --        (0.01)       (0.09)
     Distributions from net realized
       gain on investments .................      (0.05)       (3.08)       (2.00)       (1.43)       (1.37)       (0.34)
                                               --------     --------     --------     --------     --------     --------
       Total distributions .................      (0.05)       (3.08)       (2.00)       (1.43)       (1.38)       (0.43)
                                               --------     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value .       0.99       (10.48)        3.15         4.65         3.33         3.56
                                               --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period .............   $  21.37     $  20.38     $  30.86     $  27.71     $  23.06     $  19.73
                                               ========     ========     ========     ========     ========     ========
TOTAL RETURN(1) ............................       5.11%      (25.95)%      19.62%       27.71%       25.43%       25.16%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....   $582,225     $464,023     $542,436     $490,189     $367,666     $274,608
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ..............       1.11%        1.09%        1.07%        1.06%        1.08%        1.12%
     After reimbursement of
       expenses by Adviser(2) ..............       1.11%        1.09%        1.07%        1.06%        1.08%        1.07%(3)
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) ..............      (0.29)%      (0.18)%      (0.18)%      (0.25)%      (0.11)%       0.36%
     After reimbursement of
       expenses by Adviser(2) ..............      (0.29)%      (0.18)%      (0.18)%      (0.25)%      (0.11)%       0.41%
   Portfolio Turnover(1) ...................       4.15%       17.22%       25.73%       28.93%       34.21%       30.58%

----------------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28,
    1997.
(a) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL GROWTH FUND - CLASS I APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   SIX MONTHS
                                                                      ENDED          YEAR          PERIOD
                                                                    04/30/02         ENDED          ENDED
                                                                   (UNAUDITED)     10/31/01      10/31/00(A)
                                                                  ------------   ------------   ------------
Net Asset Value, Beginning of Period ...........................   $   20.45       $  30.89      $   28.60
                                                                   ---------       --------      ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................       (0.03)          0.02             --
     Net realized and unrealized gain (loss) on investments ....        1.11          (7.38)          2.29
                                                                   ---------       --------      ---------
       Total from investment operations ........................        1.08          (7.36)          2.29
                                                                   ---------       --------      ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .          --             --             --
     Distributions from net realized gain on investments .......       (0.05)         (3.08)            --
                                                                   ---------       --------      ---------
       Total distributions .....................................       (0.05)         (3.08)            --
                                                                   ---------       --------      ---------
Net increase (decrease) in net asset value .....................        1.03         (10.44)          2.29
                                                                   ---------       --------      ---------
Net Asset Value, End of Period .................................   $   21.48       $  20.45      $   30.89
                                                                   =========       ========      =========
TOTAL RETURN(1) ................................................        5.26%        (25.78)%         8.01%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................   $ 106,896       $ 43,362      $  50,577
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............        0.84%          0.84%          0.83%
     After reimbursement of expenses by Adviser(2) .............        0.84%          0.84%          0.83%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ............       (0.02)%         0.07%          0.06%
     After reimbursement of expenses by Adviser(2) .............       (0.02)%         0.07%          0.06%
   Portfolio Turnover(1) .......................................        4.15%         17.22%         25.73%

----------------------------
(1) Not Annualized.
(2) Annualized.
(a) ABN AMRO/Chicago Capital Growth Fund - Class I commenced investment operations on July 31, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

GROWTH FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED      TEN MONTHS      YEAR         YEAR         YEAR         YEAR        YEAR
                                            04/30/02        ENDED        ENDED        ENDED        ENDED        ENDED       ENDED
                                           (UNAUDITED)    10/31/01     12/31/00     12/31/99     12/31/98     12/31/97    12/31/96
                                           ----------    ----------    --------     --------     --------     --------    --------
Net Asset Value, Beginning of Period ......  $  10.76     $  15.59     $  17.44     $  17.10     $  14.57     $  13.06     $ 11.61
                                             --------     --------     --------     --------     --------     --------     -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........     (0.02)       (0.01)       (0.03)       (0.03)          --         0.12        0.17
     Net realized and unrealized gain (loss
       on investments .....................     (0.54)       (4.82)       (0.71)        2.16         4.20         2.97        2.31
                                             --------     --------     --------     --------     --------     --------     -------
       Total from investment operations ...     (0.56)       (4.83)       (0.74)        2.13         4.20         3.09        2.48
                                             --------     --------     --------     --------     --------     --------     -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........        --           --           --           --        (0.02)       (0.12)      (0.17)
     Distributions from net realized
       gain on investments ................        --           --        (1.11)       (1.79)       (1.65)       (1.46)      (0.86)
                                             --------     --------     --------     --------     --------     --------     -------
       Total distributions ................        --           --        (1.11)       (1.79)       (1.67)       (1.58)      (1.03)
                                             --------     --------     --------     --------     --------     --------     -------
Net increase (decrease) in net asset value      (0.56)       (4.83)       (1.85)        0.34         2.53         1.51        1.45
                                             --------     --------     --------     --------     --------     --------     -------
Net Asset Value, End of Period ............  $  10.20     $  10.76     $  15.59     $  17.44     $  17.10     $  14.57     $ 13.06
                                             ========     ========     ========     ========     ========     ========     =======
TOTAL RETURN(1) ...........................     (5.20)%     (30.97)%      (4.45)%      12.82%       30.23%       23.98%      21.69%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...  $ 56,893     $176,554     $227,801     $195,804     $184,601     $132,649     $95,215
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) .............      1.19%        1.05%        1.03%        1.03%        1.06%        1.02%       1.02%
     After reimbursement of
       expenses by Adviser(2) .............      1.05%        1.04%        1.03%        1.03%        1.06%        1.02%       1.02%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) .............     (0.35)%      (0.12)%      (0.22)%      (0.19)%       0.01%        0.79%       1.36%
     After reimbursement of
       expenses by Adviser(2) .............     (0.21)%      (0.11)%      (0.22)%      (0.19)%       0.01%        0.79%       1.36%
   Portfolio Turnover(1) ..................     23.89%       31.58%       40.00%       69.00%       65.00%       62.00%      58.00%

----------------------------
(1) Not Annualized.
(2) Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

MONTAG & CALDWELL GROWTH FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                               ENDED          YEAR         YEAR         YEAR         YEAR         YEAR
                                              04/30/02        ENDED        ENDED        ENDED        ENDED        ENDED
                                             (UNAUDITED)    10/31/01     10/31/00      10/31/99     10/31/98    10/31/97
                                               --------     --------    ----------    ----------   ----------   --------
Net Asset Value, Beginning of Period. .....    $  22.43     $  31.30    $    33.15    $    26.49     $  22.68   $  17.08
                                               --------     --------    ----------    ----------   ----------   --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........        0.03         0.02         (0.05)        (0.04)       (0.05)     (0.05)
     Net realized and unrealized
       gain (loss) on investments .........        0.42        (4.81)        (0.15)         7.64         4.07       5.79
                                               --------     --------    ----------    ----------   ----------   --------
       Total from investment operations ...        0.45        (4.79)        (0.20)         7.60         4.02       5.74
                                               --------     --------    ----------    ----------   ----------   --------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ................          --        (4.08)        (1.65)        (0.94)       (0.21)     (0.14)
                                               --------     --------    ----------    ----------   ----------   --------
       Total distributions ................          --        (4.08)        (1.65)        (0.94)       (0.21)     (0.14)
                                               --------     --------    ----------    ----------   ----------   --------
Net increase (decrease) in net asset value         0.45        (8.87)        (1.85)         6.66         3.81       5.60
                                               --------     --------    ----------    ----------   ----------   --------
Net Asset Value, End of Period ............    $  22.88     $  22.43    $    31.30    $    33.15     $  26.49   $  22.68
                                               --------     --------    ----------    ----------   ----------   --------
TOTAL RETURN(1) ...........................        2.01%      (17.37)%       (0.96)%       29.34%       17.90%     33.82%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...    $853,999     $872,657    $1,349,760    $1,612,796   $1,004,356   $479,557
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................        1.06%        1.06%         1.03%         1.05%        1.12%      1.24%
     After reimbursement of expenses
       by Adviser(2) ......................        1.06%        1.06%         1.03%         1.05%        1.12%      1.23%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................        0.24%        0.10%        (0.14)%       (0.16)%      (0.22)%    (0.38)%
     After reimbursement of expenses
       by Adviser(2) ......................        0.24%        0.10%        (0.14)%       (0.16)%      (0.22)%    (0.37)%
   Portfolio Turnover(1) ..................       14.28%       59.64%        66.71%        31.59%       29.81%     18.65%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

MONTAG & CALDWELL GROWTH FUND - CLASS I APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                                  ENDED         YEAR           YEAR          YEAR          YEAR           YEAR
                                                04/30/02        ENDED          ENDED        ENDED         ENDED          ENDED
                                               (UNAUDITED)    10/31/01       10/31/00      10/31/99      10/31/98       10/31/97
                                               ----------    ----------     ----------    ----------    ----------     ----------
Net Asset Value, Beginning of Period. .....    $    22.74    $    31.70     $    33.46    $    26.65    $    22.75     $    17.08
                                               ----------    ----------     ----------    ----------    ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................          0.05          0.09           0.05          0.04          0.01             --(a)
     Net realized and unrealized
       gain (loss) on investments .........          0.45         (4.90)         (0.16)         7.71          4.10           5.81
                                               ----------    ----------     ----------    ----------    ----------     ----------
       Total from investment operations ...          0.50         (4.81)         (0.11)         7.75          4.11          5.81
                                               ----------    ----------     ----------    ----------    ----------     ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........         (0.07)        (0.07)            --            --            --            --
     Distributions from net realized
       gain on investments ................            --         (4.08)         (1.65)        (0.94)        (0.21)        (0.14)
                                               ----------    ----------     ----------    ----------    ----------     ----------
       Total distributions ................         (0.07)        (4.15)         (1.65)        (0.94)        (0.21)        (0.14)
                                               ----------    ----------     ----------    ----------    ----------     ----------
Net increase (decrease) in net asset value           0.43         (8.96)         (1.76)         6.81          3.90           5.67
                                               ----------    ----------     ----------    ----------    ----------     ----------
Net Asset Value, End of Period ............    $    23.17    $    22.74     $    31.70    $    33.46    $    26.65     $   22.75
                                               ----------    ----------     ----------    ----------    ----------     ---------
TOTAL RETURN(1) ...........................          2.20%       (17.16)%        (0.70)%       29.78%        18.24%        34.26%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...    $1,491,938    $1,058,500     $1,334,651    $1,369,673    $  738,423     $  268,861
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................          0.77%         0.77%          0.74%         0.76%         0.85%          0.93%
     After reimbursement of expenses
       by Adviser(2) ......................          0.77%         0.77%          0.74%         0.76%         0.85%          0.93%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................          0.53%         0.39%          0.15%         0.14%         0.05%         (0.07)%
     After reimbursement of expenses
       by Adviser(2) ......................          0.53%         0.39%          0.15%         0.14%         0.05%         (0.06)%
   Portfolio Turnover(1) ..................         14.28%         59.64%         66.71%       31.59%        29.81%         18.65%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  Represents less than $0.005 per share.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

TAMRO LARGE CAP VALUE FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                          SIX MONTHS
                                                                                             ENDED         PERIOD
                                                                                           04/30/02         ENDED
                                                                                          (UNAUDITED)    10/31/01(A)
                                                                                         ------------   ------------
Net Asset Value, Beginning of Period. .................................................  $       9.68   $      10.00
                                                                                         ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............................................................          0.02           0.02
     Net realized and unrealized gain (loss) on investments ...........................          0.52          (0.33)
                                                                                         ------------   ------------
       Total from investment operations ...............................................          0.54          (0.31)
                                                                                         ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ........................         (0.01)         (0.01)
     Distributions from net realized gain on investments ..............................            --             --
                                                                                         ------------   ------------
       Total distributions ............................................................         (0.01)         (0.01)
                                                                                         ------------   ------------
Net increase (decrease) in net asset value ............................................          0.53          (0.32)
                                                                                         ------------   ------------
Net Asset Value, End of Period ........................................................  $      10.21   $       9.68
                                                                                         ============   ============
TOTAL RETURN(1) .......................................................................          5.60%         (3.11)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............................................  $     10,734   $      5,195
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ...................................          1.78%          3.37%
     After reimbursement of expenses by Adviser(2) ....................................          1.20%          1.20%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ...................................         (0.07)%        (1.96)%
     After reimbursement of expenses by Adviser(2) ....................................          0.51%          0.21%
   Portfolio Turnover(1) ..............................................................         30.50%        102.34%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  ABN AMRO/TAMRO  Large Cap Value Fund  commenced  investment  operations  on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

VALUE FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED      TEN MONTHS      YEAR         YEAR        YEAR         YEAR         YEAR
                                             04/30/02       ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                            (UNAUDITED)   10/31/01     12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
                                            ----------    --------     --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ......  $   9.39     $  11.68     $  12.75     $  12.33     $  16.51     $  13.24     $  12.26
                                             --------     --------     --------     --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................      0.05         0.07         0.10         0.14         0.19         0.24         0.29
     Net realized and unrealized gain (loss)
       on investments .....................      0.81        (2.25)       (0.24)        1.23         0.86         3.75         2.18
                                             --------     --------     --------     --------     --------     --------     --------
       Total from investment operations ...      0.86        (2.18)       (0.14)        1.37         1.05         3.99         2.47
                                             --------     --------     --------     --------     --------     --------     --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ...........     (0.01)       (0.06)       (0.10)       (0.14)       (0.19)       (0.24)       (0.29)
     Distributions from net realized
       gain on investments ................     (0.18)       (0.05)       (0.83)       (0.81)       (5.04)       (0.48)       (1.20)
                                             --------     --------     --------     --------     --------     --------     --------
       Total distributions ................     (0.19)       (0.11)       (0.93)       (0.95)       (5.23)       (0.72)       (1.49)
                                             --------     --------     --------     --------     --------     --------     --------
Net increase (decrease) in net asset value       0.67        (2.29)       (1.07)        0.42        (4.18)        3.27         0.98
                                             --------     --------     --------     --------     --------     --------     --------
Net Asset Value, End of Period ............  $  10.06     $   9.39     $  11.68     $  12.75     $  12.33     $  16.51     $  13.24
                                             ========     ========     ========     ========     ========     ========     ========
TOTAL RETURN(1) ...........................      9.12%      (18.86)%      (0.68)%      11.14%        5.47%       30.49%       20.43%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...  $123,163     $116,221     $131,303     $153,551     $170,945     $220,618     $164,710
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2) .............      1.19%        1.08%        1.06%        1.03%        1.05%        1.01%        1.03%
     After reimbursement of
       expenses by Adviser(2) .............      0.99%(3)     1.07%        1.06%        1.03%        1.05%        1.01%        1.03%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2) .............      0.76%        0.68%        0.85%        1.07%        1.23%        1.57%        2.19%
     After reimbursement of
       expenses by Adviser(2) .............      0.96%        0.69%        0.85%        1.07%        1.23%        1.57%        2.19%
   Portfolio Turnover(1) ..................    108.37%       58.41%       76.00%       94.00%       55.00%       79.00%       58.00%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Adviser's expense  reimbursement  level,  which affects the net expense ratio, changed from 1.08% to 0.94% on January 1,
      2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

VEREDUS SELECT GROWTH FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS

                                                                                                   PERIOD
                                                                                                    ENDED
                                                                                                 04/30/02(A)
                                                                                                 (UNAUDITED)
                                                                                                ------------
Net Asset Value, Beginning of Period. ......................................................    $      10.00
                                                                                                ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ...................................................................           (0.01)
     Net realized and unrealized loss on investments .......................................           (0.97)
                                                                                                ------------
       Total from investment operations ....................................................           (0.98)
                                                                                                ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .............................              --
     Distributions from net realized gain on investments ...................................              --
                                                                                                ------------
       Total distributions .................................................................              --
                                                                                                ------------
Net decrease in net asset value ............................................................           (0.98)
                                                                                                ------------
Net Asset Value, End of Period .............................................................    $       9.02
                                                                                                ============
TOTAL RETURN(1) ............................................................................           (9.70)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....................................................    $      2,711
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ........................................           4.83%
     After reimbursement of expenses by Adviser(2) .........................................           1.30%
   Ratios of net investment loss to average net assets:
     Before reimbursement of expenses by Adviser(2) ........................................          (3.98)%
     After reimbursement of expenses by Adviser(2) .........................................          (0.45)%
   Portfolio Turnover(1) ...................................................................          165.99%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a) ABN AMRO  Veredus  Select  Growth Fund  commenced  investment  operations on December 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

TALON MID CAP FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                                  ENDED          YEAR         YEAR           YEAR           YEAR           YEAR
                                                04/30/02         ENDED        ENDED          ENDED          ENDED          ENDED
                                               (UNAUDITED)     10/31/01      10/31/00       10/31/99       10/31/98       10/31/97
                                                ----------    ----------    ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period. .......   $    15.67    $    18.50    $    13.45     $    13.16     $    17.60     $    14.39
                                                ----------    ----------    ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...........        (0.03)        (0.07)        (0.05)         (0.05)          0.07           0.11
     Net realized and unrealized
       gain (loss) on investments ...........         2.58          0.55          5.25           0.34          (1.59)          4.38
                                                ----------    ----------    ----------     ----------     ----------     ----------
       Total from investment operations .....         2.55          0.48          5.20           0.29          (1.52)          4.49
                                                ----------    ----------    ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .............           --            --            --             --(a)       (0.09)         (0.09)
     Distributions from net realized
       gain on investments ..................        (0.25)        (3.31)        (0.15)            --          (2.83)         (1.19)
                                                ----------    ----------    ----------     ----------     ----------     ----------
       Total distributions ..................        (0.25)        (3.31)        (0.15)            --          (2.92)         (1.28)
                                                ----------    ----------    ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value ..         2.30         (2.83)         5.05           0.29          (4.44)          3.21
                                                ----------    ----------    ----------     ----------     ----------     ----------
Net Asset Value, End of Period ..............   $    17.97    $    15.67    $    18.50     $    13.45     $    13.16     $    17.60
                                                ==========    ==========    ==========     ==========     ==========     ==========
TOTAL RETURN(1) .............................        16.26%         3.42%        39.07%          2.32%        (10.54)%        33.47%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   88,668    $   40,265    $   26,389     $   17,586     $   22,728     $   28,460
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................         1.39%         1.42%         1.48%          1.50%          1.46%          1.67%
     After reimbursement of expenses
       by Adviser(2) ........................         1.30%         1.30%         1.30%          1.30%          1.30%          1.30%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................        (0.66)%       (0.61)%       (0.51)%        (0.50)%         0.30%          0.34%
     After reimbursement of expenses
       by Adviser(2) ........................        (0.57)%       (0.49)%       (0.33)%        (0.30)%         0.46%          0.71%
   Portfolio Turnover(1) ....................         9.52%        77.15%        108.61%        101.44%        78.33%        112.72%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

SMALL CAP FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               SIX MONTHS
                                                  ENDED     TEN MONTHS    YEAR        YEAR        YEAR        YEAR       YEAR
                                                04/30/02       ENDED      ENDED       ENDED       ENDED       ENDED      ENDED
                                               (UNAUDITED)   10/31/01   12/31/00    12/31/99    12/31/98    12/31/97   12/31/96
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net Asset Value, Beginning of Period ........   $   11.72   $   13.45   $   14.16   $   12.22   $   13.38   $   13.03  $   12.46
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ...........       (0.02)      (0.01)       0.02       (0.06)      (0.11)      (0.09)     (0.03)
     Net realized and unrealized gain (loss)
       on investments .......................        2.52       (1.71)       0.85        2.00       (0.82)       2.07       2.38
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
       Total from investment operations .....        2.50       (1.72)       0.87        1.94       (0.93)       1.98       2.35
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .............          --        (0.01)        --          --          --          --         --
     Distributions from net realized
       gain on investments ..................          --          --       (1.58)         --       (0.23)      (1.63)      (1.78)
     Contribution (return) of capital .......          --          --          --          --          --(a)       --         --
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
       Total distributions ..................          --       (0.01)      (1.58)         --       (0.23)      (1.63)     (1.78)
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net increase (decrease) in net asset value ..        2.50       (1.73)      (0.71)       1.94       (1.16)       0.35       0.57
                                                ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net Asset Value, End of Period ..............   $   14.22   $   11.72   $   13.45   $   14.16   $   12.22   $   13.38  $   13.03
                                                =========   =========   =========   =========   =========   =========  =========
TOTAL RETURN(1) .............................       21.33%     (12.78)%      6.10%      15.88%      (6.52)%     15.89%     19.42%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  22,115   $  63,430   $  72,709   $  55,901   $  45,899   $  41,945  $  36,375
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser (2) ..............        1.30%       1.17%       1.15%       1.19%       1.17%       1.04%      1.05%
     After reimbursement of
       expenses by Adviser (2) ..............        1.18%       1.16%       1.15%       1.19%       1.17%       1.04%      1.05%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser (2) ..............       (0.28)%     (0.11)%      0.14%      (0.58)%     (0.84)%     (0.72)%    (0.27)%
     After reimbursement of
       expenses by Adviser (2) ..............       (0.16)%     (0.10)%      0.14%      (0.58)%     (0.84)%     (0.72)%    (0.27)%
   Portfolio Turnover (1) ...................       78.18%      61.20%      98.00%     167.00%     151.00%     170.00%    158.00%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  Represents less than $0.005 per share.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

TAMRO SMALL CAP FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                      SIX MONTHS
                                                                                                         ENDED         PERIOD
                                                                                                       04/30/02         ENDED
                                                                                                      (UNAUDITED)    10/31/01(A)
                                                                                                     ------------   ------------
Net Asset Value, Beginning of Period. ...........................................................    $      10.75   $      10.00
                                                                                                     ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ......................................................................              --           0.06
     Net realized and unrealized gain on investments ............................................            3.13           0.72
                                                                                                     ------------   ------------
       Total from investment operations .........................................................            3.13           0.78
                                                                                                     ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..................................           (0.02)         (0.03)
     Distributions from net realized gain on investments ........................................           (0.08)            --
                                                                                                     ------------   ------------
       Total distributions ......................................................................           (0.10)         (0.03)
                                                                                                     ------------   ------------
Net increase in net asset value .................................................................            3.03           0.75
                                                                                                     ------------   ------------
Net Asset Value, End of Period ..................................................................    $      13.78   $      10.75
                                                                                                     ============   ============
TOTAL RETURN(1) .................................................................................           29.27%          7.74%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................................................    $     59,513   $      2,000
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .............................................            1.75%          5.46%
     After reimbursement of expenses by Adviser(2) ..............................................            1.30%          1.30%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) .............................................           (0.44)%        (3.49)%
     After reimbursement of expenses by Adviser(2) ..............................................            0.01%          0.67%
   Portfolio Turnover(1) ........................................................................           28.43%        175.17%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a) ABN AMRO/TAMRO  Small Cap Fund commenced  investment  operations on November 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N AND CLASS I APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        CLASS N                                      CLASS I
                                             ------------------------------------------------------------   ----------------------
                                             SIX MONTHS                                                     SIX MONTHS
                                                ENDED        YEAR        YEAR         YEAR       PERIOD        ENDED      PERIOD
                                              04/30/02       ENDED       ENDED        ENDED       ENDED      04/30/02      ENDED
                                             (UNAUDITED)   10/31/01    10/31/00     10/31/99   10/31/98(A)  (UNAUDITED) 10/31/01(B)
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
Net Asset Value, Beginning of Period ......  $    17.55   $   22.51   $    16.60   $    8.62   $    10.00   $   17.56   $    17.88
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..................       (0.07)      (0.13)       (0.14)      (0.08)          --(c)    (0.15)          --
     Net realized and unrealized gain
       (loss) on investments ..............       (0.95)      (1.72)        8.42        8.06        (1.38)      (0.85)       (0.32)
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
       Total from investment operations ...       (1.02)      (1.85)        8.28        7.98        (1.38)      (1.00)       (0.32)
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
   LESS DISTRIBUTIONS:
     Distributions from net realized
       gain on investments ................          --       (3.11)       (2.37)         --           --          --           --
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
       Total distributions ................          --       (3.11)       (2.37)         --           --          --           --
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
Net increase (decrease) in net asset value        (1.02)      (4.96)        5.91        7.98        (1.38)      (1.00)       (0.32)
                                             ----------   ---------   ----------   ---------   ----------   ---------   ----------
Net Asset Value, End of Period ............  $    16.53   $   17.55   $    22.51   $   16.60   $     8.62   $   16.56   $    17.56
                                             ==========   =========   ==========   =========   ==========   =========   ==========
TOTAL RETURN(1) ...........................       (5.81)%    (10.08)%      53.35%      92.92%      (13.80)%     (5.69)%     (1.79)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...  $  453,398   $ 268,271   $  182,806   $  57,282   $   12,674   $  60,999   $    5,497
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................        1.47%       1.44%        1.46%       1.58%        1.54%       1.19%        1.16%
     After reimbursement of expenses
       by Adviser(2) ......................        1.40%       1.40%        1.40%       1.41%(3)     1.50%       1.12%        1.12%
   Ratios of net investment loss
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................       (1.19)%     (0.87)%      (0.84)%     (1.05)%      (0.06)%     (0.91)%      (0.59)%
     After reimbursement of expenses
       by Adviser(2) ......................       (1.12)%     (0.83)%      (0.78)%     (0.88)%      (0.02)%     (0.84)%      (0.55)%
   Portfolio Turnover(1) ..................       93.63%     177.00%      192.23%     204.26%      111.52%      93.63%      177.30%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
 (a)  ABN AMRO/Veredus  Aggressive Growth Fund - Class N  commenced  investment  operations  on  July  2,  1998.
 (b)  ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment  operations on October 5, 2001.
 (c)  Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

REAL ESTATE FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                               ENDED         TEN MONTHS        YEAR          YEAR           YEAR           YEAR
                                              04/30/02         ENDED          ENDED         ENDED          ENDED          ENDED
                                             (UNAUDITED)      10/31/01       12/31/00      12/31/99       12/31/98      12/31/97(A)
                                              ----------     ----------     ----------     ---------      ---------     ---------
Net Asset Value, Beginning of Period ........ $     9.15     $     9.47     $     7.72     $    8.37      $    9.95     $   10.00
                                              ----------     ----------     ----------     ---------      ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................       0.20           0.34           0.42(b)       0.38           0.37            --
     Net realized and unrealized gain
       (loss) on investments ................       1.23          (0.39)          1.75(b)      (0.65)         (1.58)        (0.05)
                                              ----------     ----------     ----------     ---------      ---------     ---------
       Total from investment operations .....       1.43          (0.05)          2.17         (0.27)         (1.21)        (0.05)
                                              ----------     ----------     ----------     ---------      ---------     ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .............      (0.14)         (0.27)         (0.33)        (0.31)         (0.31)           --
     Contribution (return) of capital .......      (0.22)            --          (0.09)        (0.07)         (0.06)           --
                                              ----------     ----------     ----------     ---------      ---------     ---------
       Total distributions ..................      (0.36)         (0.27)         (0.42)        (0.38)         (0.37)           --
                                              ----------     ----------     ----------     ---------      ---------     ---------
Net increase (decrease) in net asset value ..       1.07          (0.32)          1.75         (0.65)         (1.58)        (0.05)
                                              ----------     ----------     ----------     ---------      ---------     ---------
Net Asset Value, End of Period .............. $    10.22     $     9.15     $     9.47     $    7.72      $    8.37     $    9.95
                                              ==========     ==========     ==========     =========      =========     =========
TOTAL RETURN(1) .............................      15.82%         (0.46)%        28.77%        (3.33)%       (12.35)%        0.00%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..... $   17,898     $   15,242     $   21,744     $   7,522      $   7,022     $   2,985
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................       1.69%          1.63%          1.70%         2.42%          1.78%         1.61%
     After reimbursement of expenses
       by Adviser(2) ........................       1.37%          1.33%          1.39%         1.53%          1.41%         1.31%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................       3.93%          4.01%          4.87%         3.83%          4.31%        (1.61)%
     After reimbursement of expenses
       by Adviser(2) ........................       4.25%          4.31%          5.19%         4.72%          4.68%        (1.31)%
   Portfolio Turnover(1) ....................      34.75%         17.95%         25.00%        11.00%         13.00%           --

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  ABN AMRO Real Estate Fund commenced  investment  operations on December 31, 1997.
 (b)  The  selected  per share data was  calculated  using the  weighted  average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

VEREDUS SCITECH FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS
                                                                                          ENDED          YEAR          PERIOD
                                                                                        04/30/02         ENDED          ENDED
                                                                                       (UNAUDITED)     10/31/01      10/31/00(A)
                                                                                      ------------   ------------   ------------
Net Asset Value, Beginning of Period ...........................................      $       7.57   $       8.93   $      10.00
                                                                                      ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................................             (0.05)          0.02           0.06
     Net realized and unrealized loss on investments ...........................             (0.72)         (1.32)         (1.11)
                                                                                      ------------   ------------   ------------
       Total from investment operations ........................................             (0.77)         (1.30)         (1.05)
                                                                                      ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .................                --          (0.06)         (0.02)
                                                                                      ------------   ------------   ------------
       Total distributions .....................................................                --          (0.06)         (0.02)
                                                                                      ------------   ------------   ------------
Net decrease in net asset value ................................................             (0.77)         (1.36)         (1.07)
                                                                                      ------------   ------------   ------------
Net Asset Value, End of Period .................................................      $       6.80   $       7.57   $       8.93
                                                                                      ============   ============   ============
TOTAL RETURN(1) ................................................................            (10.17)%       (14.49)%       (10.61)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................      $      2,952   $      2,566   $      2,696
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................              3.53%          3.88%          6.17%
     After reimbursement of expenses by Adviser(2) .............................              1.50%          1.50%          1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ............................             (3.41)%        (2.13)%        (2.54)%
     After reimbursement of expenses by Adviser(2) .............................             (1.38)%         0.25%          2.13%
   Portfolio Turnover(1) .......................................................            263.90%        481.21%         85.98%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a) ABN AMRO/Veredus SciTech Fund commenced investment operations on June 30, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL BALANCED FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                                ENDED          YEAR           YEAR          YEAR           YEAR          YEAR
                                               04/30/02         ENDED          ENDED         ENDED         ENDED         ENDED
                                             (UNAUDITED)      10/31/01       10/31/00      10/31/99      10/31/98      10/31/97
                                              ----------     ----------     ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period. .....   $    10.77     $    14.23     $    13.04    $    12.03    $    11.06    $     9.60
                                              ----------     ----------     ----------    ----------    ----------    ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(4) .............         0.10           0.26           0.29          0.27          0.27          0.28
     Net realized and unrealized gain
       (loss) on investments(4) ...........         0.21          (2.09)          1.57          1.71          1.65          1.60
                                              ----------     ----------     ----------    ----------    ----------    ----------
       Total from investment operations ...         0.31          (1.83)          1.86          1.98          1.92          1.88
                                              ----------     ----------     ----------    ----------    ----------    ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ..............        (0.10)         (0.27)         (0.30)        (0.26)        (0.27)        (0.28)
     Distributions from net realized
       gain on investments ................        (0.02)         (1.36)         (0.37)        (0.71)        (0.68)        (0.14)
                                              ----------     ----------     ----------    ----------    ----------    ----------
       Total distributions ................        (0.12)         (1.63)         (0.67)        (0.97)        (0.95)        (0.42)
                                              ----------     ----------     ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value          0.19          (3.46)          1.19          1.01          0.97          1.46
                                              ----------     ----------     ----------    ----------    ----------    ----------
Net Asset Value, End of Period ............   $    10.96     $    10.77     $    14.23    $    13.04    $    12.03    $    11.06
                                              ==========     ==========     ==========    ==========    ==========    ==========
TOTAL RETURN(1) ...........................         2.80%        (13.41)%        14.82%        17.26%        18.50%        20.10%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $  338,717     $  342,520     $  321,226    $  294,426    $  219,362    $  187,993
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ......................         1.07%          1.07%          1.05%         1.06%         1.08%         1.13%
     After reimbursement of expenses
       by Adviser(2) ......................         1.07%          1.07%          1.05%         1.06%         1.08%         1.07%(3)
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2)(4) ...................         1.75%          2.10%          2.17%         2.13%         2.30%         2.70%
     After reimbursement of expenses
       by Adviser(2)(4) ...................         1.75%          2.10%          2.17%         2.13%         2.30%         2.76%
   Portfolio Turnover(1) ..................        20.84%         35.25%         29.00%        25.05%        40.28%        34.69%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Adviser's expense  reimbursement  level,  which affects the net expense ratio, changed from 1.00% to 1.10% on February
      28, 1997.
 (4)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $0.00 $0.00,
      (0.04)% and (0.04)%, respectively (Note 1).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

MONTAG & CALDWELL BALANCED FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                                ENDED          YEAR           YEAR           YEAR           YEAR           YEAR
                                               04/30/02         ENDED          ENDED          ENDED          ENDED          ENDED
                                              (UNAUDITED)     10/31/01       10/31/00       10/31/99       10/31/98       10/31/97
                                              ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period. ......  $    16.49     $    18.61     $    19.41     $    17.60     $    16.01     $    14.29
                                              ----------     ----------     ----------     ----------     ----------     ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(3) ..............        0.16           0.36           0.37           0.29           0.27           0.25
     Net realized and unrealized
       gain (loss) on investments(3) .......       (0.11)         (1.50)          0.06           2.73           1.97           2.93
                                              ----------     ----------     ----------     ----------     ----------     ----------
       Total from investment operations ....        0.05          (1.14)          0.43           3.02           2.24           3.18
                                              ----------     ----------     ----------     ----------     ----------     ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income ............       (0.16)         (0.36)         (0.35)         (0.27)         (0.27)         (0.25)
     Distributions from net realized
       gain on investments .................          --          (0.62)         (0.88)         (0.94)         (0.38)         (1.21)
                                              ----------     ----------     ----------     ----------     ----------     ----------
       Total distributions .................       (0.16)         (0.98)         (1.23)         (1.21)         (0.65)         (1.46)
                                              ----------     ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value .       (0.11)         (2.12)         (0.80)          1.81           1.59           1.72
                                              ----------     ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .............  $    16.38     $    16.49     $    18.61     $    19.41     $    17.60     $    16.01
                                              ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(1) ............................        0.26%         (6.34)%         2.05%         17.83%         14.46%         24.26%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....  $  107,184     $  126,690     $  162,896     $  160,286     $  158,398     $   82,719
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .......................        1.13%          1.12%          1.13%          1.14%          1.18%          1.33%
     After reimbursement of expenses
       by Adviser(2) .......................        1.13%          1.12%          1.13%          1.14%          1.18%          1.25%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2)(3) ....................        1.77%          1.99%          1.93%          1.54%          1.67%          1.70%
     After reimbursement of expenses
       by Adviser(2)(3) ....................        1.77%          1.99%          1.93%          1.54%          1.67%          1.78%
   Portfolio Turnover(1) ...................       16.88%         44.80%         54.51%         34.79%         59.02%         28.13%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net  investment  income before and after  reimbursement  to average net assets is $(0.01),
      $0.01, (0.09)% and (0.09)%, respectively (Note 1).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

MONTAG & CALDWELL BALANCED FUND - CLASS I APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        SIX MONTHS
                                                                           ENDED          YEAR           YEAR          PERIOD
                                                                         04/30/02         ENDED          ENDED          ENDED
                                                                        (UNAUDITED)     10/31/01       10/31/00      10/31/99(A)
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ...............................   $      16.49   $      18.62   $      19.42   $      18.36
                                                                       ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(3) ......................................           0.17           0.38           0.39           0.25
     Net realized and unrealized gain (loss) on investments(3) .....          (0.10)         (1.49)          0.09           1.03
                                                                       ------------   ------------   ------------   ------------
       Total from investment operations ............................           0.07          (1.11)          0.48           1.28
                                                                       ------------   ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income .....          (0.18)         (0.40)         (0.40)         (0.22)
     Distributions from net realized gain on investments ...........             --          (0.62)         (0.88)            --
                                                                       ------------   ------------   ------------   ------------
       Total distributions .........................................          (0.18)         (1.02)         (1.28)         (0.22)
                                                                       ------------   ------------   ------------   ------------
Net increase (decrease) in net asset value .........................          (0.11)         (2.13)         (0.80)          1.06
                                                                       ------------   ------------   ------------   ------------
Net Asset Value, End of Period .....................................   $      16.38   $      16.49   $      18.62   $      19.42
                                                                       ============   ============   ============   ============
TOTAL RETURN(1) ....................................................           0.38%         (6.13)%         2.31%          6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................   $    159,108   $    179,688   $    174,795   $     90,906
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ................           0.87%          0.87%          0.88%          0.91%
     After reimbursement of expenses by Adviser(2) .................           0.87%          0.87%          0.88%          0.91%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2)(3) .............           2.03%          2.25%          2.19%          1.77%
     After reimbursement of expenses by Adviser(2)(3) ..............           2.03%          2.25%          2.19%          1.77%
   Portfolio Turnover(1) ...........................................          16.88%         44.80%         54.51%         34.79%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net  investment  income before and after  reimbursement  to average net assets is $(0.01),
      $0.01, (0.09)% and (0.09)%, respectively (Note 1).
 (a)  Montag & Caldwell Balanced Fund - Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

INTERNATIONAL EQUITY FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                                ENDED      TEN MONTHS       YEAR        YEAR        YEAR        YEAR
                                               04/30/02       ENDED        ENDED        ENDED       ENDED       ENDED
                                             (UNAUDITED)    10/31/01      12/31/00     12/31/99    12/31/98    12/31/97
                                              ----------   ----------    ----------   ----------  ----------  ----------
Net Asset Value, Beginning of Period          $    11.44   $    17.82    $    25.08   $    18.97  $    15.38  $    15.83
                                              ----------   ----------    ----------   ----------  ----------  ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                  (0.10)        0.03         (0.06)        0.04        0.01        0.04
     Net realized and unrealized gain (loss)
       on investments                               0.55        (5.48)        (5.66)        7.75        3.85        0.68
                                              ----------   ----------    ----------   ----------  ----------  ----------
       Total from investment operations             0.45        (5.45)        (5.72)        7.79        3.86        0.72
                                              ----------   ----------    ----------   ----------  ----------  ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income                       --           --            --           --       (0.09)      (0.08)
     Distributions from net realized
       gain on investments                            --        (0.93)        (1.54)       (1.68)      (0.18)      (1.09)
     Contribution (return) of capital                 --           --            --           --          --          --
                                              ----------   ----------    ----------   ----------  ----------  ----------
       Total distributions                            --        (0.93)        (1.54)       (1.68)      (0.27)      (1.17)
                                              ----------   ----------    ----------   ----------  ----------  ----------
Net increase (decrease) in net asset value          0.45        (6.38)        (7.26)        6.11        3.59       (0.45)
                                              ----------   ----------    ----------   ----------  ----------  ----------
Net Asset Value, End of Period                $    11.89   $    11.44    $    17.82   $    25.08  $    18.97  $    15.38
                                              ==========   ==========    ==========   ==========  ==========  ==========
TOTAL RETURN(1)                                     3.93%      (31.33)%      (22.87)%      41.86%      25.43%       4.56%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)       $   26,027   $   78,252    $  130,699   $  204,922  $  142,862  $   85,440
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2)                       1.60%        1.36%         1.31%        1.31%       1.38%       1.35%
     After reimbursement of
       expenses by Adviser(2)                       1.42%        1.35%         1.31%        1.31%       1.38%       1.35%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2)                      (0.44)%       0.26%        (0.17)%       0.15%       0.02%       0.23%
     After reimbursement of
       expenses by Adviser(2)                      (0.26)%       0.27%        (0.17)%       0.15%       0.02%       0.23%
   Portfolio Turnover(1)                           13.62%       29.55%        38.00%       31.00%      31.00%      17.00%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (a)  The total return for the period ended December 31, 1996 includes the effect of a capital  contribution  from an affiliate of the Adviser. Without the capital contribution, the total return would have been 9.87%.

                                                 YEAR
                                                 ENDED
                                                12/31/96
                                               ----------
Net Asset Value, Beginning of Period           $    14.56
                                               ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                    0.06
     Net realized and unrealized gain (loss)
       on investments                                1.37
                                               ----------
       Total from investment operations              1.43
                                               ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income                     (0.04)
     Distributions from net realized
       gain on investments                          (0.15)
     Contribution (return) of capital                0.03
                                               ----------
       Total distributions                          (0.16)
                                               ----------
Net increase (decrease) in net asset value           1.27
                                               ----------
Net Asset Value, End of Period                 $    15.83
                                               ==========
TOTAL RETURN(1)                                     10.09%(a)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)        $   96,442
   Ratios of expenses to average net assets:
     Before reimbursement of
       expenses by Adviser(2)                        1.36%
     After reimbursement of
       expenses by Adviser(2)                        1.36%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement of
       expenses by Adviser(2)                        0.44%
     After reimbursement of
       expenses by Adviser(2)                        0.44%
   Portfolio Turnover(1)                             9.00%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL BOND FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SIX MONTHS
                                                ENDED          YEAR           YEAR          YEAR         YEAR         YEAR
                                               04/30/02        ENDED          ENDED         ENDED        ENDED        ENDED
                                             (UNAUDITED)      10/31/01       10/31/00      10/31/99     10/31/98     10/31/97
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, Beginning of Period. ....... $    10.34     $     9.73     $     9.71    $    10.27   $    10.13   $     9.89
                                              ----------     ----------     ----------    ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(4) ...............       0.27           0.61           0.66          0.61         0.60         0.61
     Net realized and unrealized
       gain (loss) on investments(4) ........      (0.32)          0.62             --         (0.51)        0.15         0.23
                                              ----------     ----------     ----------    ----------   ----------   ----------
       Total from investment operations .....      (0.05)          1.23           0.66          0.10         0.75         0.84
                                              ----------     ----------     ----------    ----------   ----------   ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .............      (0.30)         (0.62)         (0.64)        (0.61)       (0.61)       (0.60)
     Distributions from net realized
       gain on investments ..................         --             --             --         (0.05)          --           --
                                              ----------     ----------     ----------    ----------   ----------   ----------
       Total distributions ..................      (0.30)         (0.62)         (0.64)        (0.66)       (0.61)       (0.60)
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net increase (decrease) in net asset value ..      (0.35)          0.61           0.02         (0.56)        0.14         0.24
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, End of Period .............. $     9.99     $    10.34     $     9.73    $     9.71   $    10.27   $    10.13
                                              ==========     ==========     ==========    ==========   ==========   ==========
TOTAL RETURN(1) .............................      (0.42)%        13.09%          6.98%         1.02%        7.66%        8.84%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..... $  238,288     $  369,597     $  104,960    $  133,408   $  160,561   $  120,532
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................       0.92%          0.96%          0.95%         0.93%        0.96%        1.02%
     After reimbursement of expenses
       by Adviser(2) ........................       0.74%          0.74%          0.76%(3)      0.80%        0.80%        0.80%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2)(4) .....................       5.23%          5.90%          6.53%         5.91%        5.79%        6.02%
     After reimbursement of expenses
       by Adviser(2)(4) .....................       5.41%          6.12%          6.72%         6.04%        5.95%        6.24%
   Portfolio Turnover(1) ....................      33.80%         61.78%         39.27%        49.83%       45.29%       17.76%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Adviser's expense  reimbursement level, which affects the net expense ratio, changed from 0.80% to 0.74% on February 15,
      2000.
 (4)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net  investment  income before and after  reimbursement  to average net assets is $(0.01),
      $0.01, (0.15)% and (0.15)%, respectively (Note 1).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL BOND FUND - CLASS I APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS
                                                                                          ENDED          YEAR          PERIOD
                                                                                        04/30/02         ENDED          ENDED
                                                                                       (UNAUDITED)     10/31/01      10/31/00(A)
                                                                                      ------------   ------------   ------------
Net Asset Value, Beginning of Period. ...........................................     $      10.34   $       9.73   $       9.64
                                                                                      ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(3) ...................................................             0.30           0.64           0.17
     Net realized and unrealized gain (loss) on investments(3) ..................            (0.33)          0.62           0.09
                                                                                      ------------   ------------   ------------
       Total from investment operations .........................................            (0.03)          1.26           0.26
                                                                                      ------------   ------------   ------------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ..................            (0.32)         (0.65)         (0.17)
     Distributions from net realized gain on investments ........................               --             --             --
                                                                                      ------------   ------------   ------------
       Total distributions ......................................................            (0.32)         (0.65)         (0.17)
                                                                                      ------------   ------------   ------------
Net increase (decrease) in net asset value ......................................            (0.35)          0.61           0.09
                                                                                      ------------   ------------   ------------
Net Asset Value, End of Period ..................................................     $       9.99   $      10.34   $       9.73
                                                                                      ============   ============   ============
TOTAL RETURN(1) .................................................................            (0.28)%        13.36%          2.70%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................................     $    199,788   $     79,444   $     49,432
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .............................             0.67%          0.71%          0.70%
     After reimbursement of expenses by Adviser(2) ..............................             0.49%          0.49%          0.51%
   Ratios of net investment income to average net assets:
     Before reimbursement of expenses by Adviser(2)(3) ..........................             5.48%          6.15%          6.78%
     After reimbursement of expenses by Adviser(2)(3) ...........................             5.66%          6.37%          6.97%
   Portfolio Turnover(1) ........................................................            33.80%         61.78%         39.27%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the six months ended April 30, 2002 on the net investment income per share, net realized and unrealized gain
      (loss) per share and the ratio of net  investment  income  before and after  reimbursement  to average  net assets is $0.00,
      $0.00, (0.15)% and (0.15)%, respectively (Note 1).
 (a)  ABN AMRO/Chicago Capital Bond Fund - Class I commenced investment operations on July 31, 2000.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL MUNICIPAL BOND FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                                ENDED          YEAR           YEAR          YEAR         YEAR         YEAR
                                               04/30/02        ENDED          ENDED         ENDED        ENDED        ENDED
                                              (UNAUDITED)     10/31/01       10/31/00      10/31/99     10/31/98     10/31/97
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, Beginning of Period. ....... $    10.43     $     9.92     $     9.73    $    10.36   $    10.19   $    10.06
                                              ----------     ----------     ----------    ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................       0.21           0.47           0.48          0.46         0.44         0.38
     Net realized and unrealized gain
       (loss) on investments ................      (0.12)          0.51           0.21         (0.63)        0.17         0.12
                                              ----------     ----------     ----------    ----------   ----------   ----------
       Total from investment operations .....       0.09           0.98           0.69         (0.17)        0.61         0.50
                                              ----------     ----------     ----------    ----------   ----------   ----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
       of net investment income .............      (0.21)         (0.47)         (0.50)        (0.46)       (0.44)       (0.37)
                                              ----------     ----------     ----------    ----------   ----------   ----------
       Total distributions ..................      (0.21)         (0.47)         (0.50)        (0.46)       (0.44)       (0.37)
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net increase (decrease) in net asset value ..      (0.12)          0.51           0.19         (0.63)        0.17         0.13
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, End of Period .............. $    10.31     $    10.43     $     9.92    $     9.73   $    10.36   $    10.19
                                              ==========     ==========     ==========    ==========   ==========   ==========
TOTAL RETURN(1) .............................       0.92%         10.09%          7.30%        (1.77)%       6.17%        5.13%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..... $   51,701     $   48,222     $   18,903    $   17,219   $   13,210   $   12,379
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................       0.82%          1.06%          1.17%         1.20%        1.41%        1.64%
     After reimbursement of expenses
       by Adviser(2) ........................       0.50%          0.18%(4)       0.10%         0.10%        0.35%(3)     0.90%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) ........................       3.86%          3.67%          3.82%         3.45%        3.22%        3.00%
     After reimbursement of expenses
       by Adviser(2) ........................       4.18%          4.55%          4.89%         4.55%        4.28%        3.74%
   Portfolio Turnover(1) ....................      21.20%         60.10%         91.58%        22.83%       34.33%       16.19%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  The Adviser's expense  reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27,
      1998.
 (4)  The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.10% to 0.50% on September 24,
      2001.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

CHICAGO CAPITAL MONEY MARKET FUND - CLASS N APRIL 30, 2002
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              SIX MONTHS
                                                 ENDED          YEAR           YEAR          YEAR        YEAR         YEAR
                                               04/30/02         ENDED          ENDED         ENDED       ENDED        ENDED
                                              (UNAUDITED)     10/31/01       10/31/00      10/31/99     10/31/98     10/31/97
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, Beginning of Period .......  $     1.00     $     1.00     $     1.00    $     1.00   $     1.00   $     1.00
                                              ----------     ----------     ----------    ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .................        0.01           0.04           0.06          0.05         0.05         0.05
                                              ----------     ----------     ----------    ----------   ----------   ----------
     Less distributions from
       net investment income ...............       (0.01)         (0.04)         (0.06)        (0.05)       (0.05)       (0.05)
                                              ----------     ----------     ----------    ----------   ----------   ----------
Net Asset Value, End of Period .............  $     1.00     $     1.00     $     1.00    $     1.00   $     1.00   $     1.00
                                              ==========     ==========     ==========    ==========   ==========   ==========
TOTAL RETURN(1) ............................        0.72%          4.40%          5.90%         4.76%        5.24%        5.15%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....  $  247,551     $  484,148     $  359,483    $  335,140   $  281,389   $  238,551
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .......................        0.52%          0.51%          0.50%         0.51%        0.52%        0.56%
     After reimbursement of expenses
       by Adviser(2) .......................        0.52%          0.51%          0.50%         0.51%        0.51%(3)     0.50%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
       by Adviser(2) .......................        1.47%          4.24%          5.72%         4.63%        5.13%        5.00%
     After reimbursement of expenses
       by Adviser(2) .......................        1.47%          4.24%          5.72%         4.63%        5.14%        5.06%

----------------------------
 (1)  Not Annualized.
 (2)  Annualized.
 (3)  As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware business trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 25 separate portfolios.

Eighteen Funds are included in these financial statements: ABN AMRO/Chicago Capital Growth Fund (the "Chicago Capital Growth Fund"), ABN AMRO Growth Fund (the "Growth Fund") ABN AMRO/Montag & Caldwell Growth Fund (the "M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), ABN AMRO Value Fund (the "Value Fund"), ABN AMRO/Veredus Select Growth Fund (the "Veredus Select Growth Fund"), ABN AMRO/Talon Mid Cap Fund (the "Talon Mid Cap Fund"), ABN AMRO Small Cap Fund (the "Small Cap Fund"), ABN AMRO/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund (the "Real Estate Fund"), ABN AMRO/Veredus SciTech Fund (the "Veredus SciTech Fund"), ABN
AMRO/Chicago Capital Balanced Fund (the "Chicago Capital Balanced Fund"), ABN AMRO/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), ABN AMRO International Equity Fund (the "International Equity Fund"), ABN AMRO/Chicago Capital Bond Fund (the "Chicago Capital Bond Fund"), ABN AMRO/Chicago Capital
Municipal Bond Fund (the "Chicago Capital Municipal Bond Fund") and ABN AMRO/Chicago Capital Money Market Fund (the "Chicago Capital Money Market Fund") (each a "Fund" and collectively, the "Funds").

REORGANIZATION

At a special meeting held on January 21, 2002, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization to transfer shares of the Chicago Capital Small Cap Value Fund into the series of shares of the TAMRO Small Cap Fund. A summary of the reorganization as of April 15, 2002, is as follows:


                                            CLASS N            CLASS N             CLASS N          CLASS N
FUND                                   TOTAL NET ASSETS    UNREALIZED GAIN    SHARES EXCHANGED  NET ASSET VALUE
---------------------------------------------------------------------------------------------------------------
Chicago Capital Small Cap Value Fund    $     30,328,235     $   8,484,763        2,328,765       $     13.02


                                            CLASS N            CLASS N             CLASS N         CLASS N        CLASS N
                                       NET ASSETS PRIOR       PROCEEDS           NET ASSETS      SHARES ISSUED   NET ASSET
FUND                                       TO MERGER         FROM MERGER        AFTER MERGER      IN EXCHANGE      VALUE
------------------------------------------------------------------------------------------------------------------------
TAMRO Small Cap Fund                      $28,007,009         $30,328,235         $58,335,244      2,210,899      $ 13.72


NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

(1) SECURITY VALUATION: Equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the last quoted bid and asked prices. Fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at the fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the time the net asset value ("NAV") is computed. For the Chicago Capital Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

INCOME RECOGNITION: The Trust adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies effective November 1, 2001. The Funds are required to amortize premiums and accreting discounts on all debt securities. Prior to November 1, 2001, certain Funds did not amortize bond premiums. The cumulative effect of applying the required changes had no impact on the net assets reported in the financial statements, but resulted in the following:

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                  AT OCTOBER
                   31, 2001            FOR THE SIX MONTHS ENDED APRIL 30, 2002
                   --------            ---------------------------------------
                                                                        INCREASE
                  DECREASE IN         DECREASE        INCREASE         (DECREASE)
                   AMORTIZED       UNDISTRIBUTED    ACCUMULATED      NET UNREALIZED
                    COST OF       NET INVESTMENT    NET REALIZED      APPRECIATION
NAME OF FUND    SECURITIES HELD       INCOME         GAIN/(LOSS)     OF INVESTMENTS
------------    ---------------       ------         ----------      --------------
Chicago Capital
  Balanced Fund     $(170,152)      $ (74,334)       $  17,055         $  57,279
Montag & Caldwell
  Balanced Fund      (366,146)       (136,113)         157,799           (21,686)
Chicago Capital
  Bond Fund          (280,732)       (336,208)         122,700           213,508


The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect these changes in presentation.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: All Funds except the Chicago Capital Money Market Fund are authorized to utilize derivative financial instruments. A derivative financial instrument, in very general terms, refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments used by the Funds.

(4) FUTURES AND OPTIONS: All Funds except the Chicago Capital Money Market Fund may use futures contracts to manage exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the options quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: Chicago Capital Growth Fund, Chicago Capital Balanced Fund, M&C Balanced Fund, Chicago Capital Bond Fund and Chicago Capital Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The Funds stated above may also invest in  collateralized  mortgage  obligations
(CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

These Funds may also utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is generally determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:


                                         AMOUNT    EXPIRATION DATE
                                         --------  ---------------
Growth Fund                           $21,737,222             2009
M&C Growth Fund                       113,814,617        2003-2009
TAMRO Large Cap Value Fund                164,545             2009
Small Cap Fund                          2,914,646             2009
Veredus Aggressive Growth Fund         26,318,815        2006-2009
Veredus SciTech Fund                      983,444        2008-2009
Chicago Capital Balanced Fund           5,663,432             2008
M&C Balanced Fund                      16,152,429             2009
International Equity Fund               3,968,920             2009
Chicago Capital Bond Fund               7,791,398        2005-2008
Chicago Capital Municipal Bond Fund       838,943        2002-2008

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTI-CLASS OPERATIONS: With respect to Chicago Capital Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, M&C Balanced Fund and Chicago Capital Bond Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses include distribution fees and reports to shareholder expenses.

(12) ORGANIZATION COSTS: Certain costs incurred in connection with the Veredus Aggressive Growth Fund and Real Estate Fund's organization have been capitalized and are being amortized on a straight-line basis over five years, commencing on June 30, 1998 and December 31, 1997, respectively. Funds commencing operations sub-

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
sequent to June 30, 1998 have had their organization costs paid by the Adviser.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: With respect to Chicago Capital Growth Fund, Growth Fund, M&C Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Talon Mid Cap Fund, Veredus Select Growth Fund, Small Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Chicago Capital Balanced Fund and M&C Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. With respect to the International Equity Fund, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareholders at least annually. The Chicago Capital Bond Fund distributes net investment income to shareholders monthly and capital gains, if any, are distributed at least annually. The Chicago Capital Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, at least annually. The Chicago Capital Money Market Fund declares dividends daily from its net investment income. The Chicago Capital Money Market Fund and Chicago Capital Municipal Bond Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Chicago Capital Growth Fund, the M&C Growth Fund, the Veredus Aggressive Growth Fund, the M&C Balanced Fund, and the Chicago Capital Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At April 30, 2002, Chicago Capital Management, Inc. owned one share of Veredus SciTech Fund, TAMRO Large Cap Value Fund and TAMRO Small Cap Fund.

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended April 30, 2002 were as follows:

                      AGGREGATE PURCHASES            PROCEEDS FROM SALES
                   U.S. GOVERNMENT    OTHER       U.S. GOVERNMENT    OTHER
Chicago Capital
  Growth Fund .... $      --    $  189,166,814    $      --    $  24,856,225
Growth Fund ......        --        26,328,744           --      149,254,540
M&C Growth Fund ..        --       694,291,241           --      295,500,699
TAMRO Large Cap
  Value Fund .....        --         7,561,305           --        2,498,452
Value Fund .......        --       126,270,618           --      129,917,812
Veredus Select
  Growth Fund ....        --         5,819,248           --        3,003,313
Talon Mid Cap
  Fund ...........        --        51,429,810           --        5,315,623
Small Cap Fund ...        --        31,972,909           --       77,935,832
TAMRO Small
  Cap Fund .......        --        48,418,416           --        4,686,737
Veredus Aggressive
  Growth Fund ....        --       610,720,348           --      338,342,491
Real Estate Fund .        --         5,360,603           --        5,784,807
Veredus SciTech
  Fund ...........        --         8,196,071           --        7,863,219
Chicago Capital
  Balanced Fund ..    30,095,154    48,158,584     26,020,948     38,015,808
M&C Balanced
  Fund ...........     7,721,132    37,593,991     27,821,749     50,159,893
International
  Equity Fund ....        --         6,265,729           --       59,681,120
Chicago Capital
  Bond Fund ......    83,117,884    58,268,546     76,628,968     67,584,622
Chicago Capital
  Municipal
  Bond Fund ......        --        13,980,489           --        9,898,672

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
NOTE (F) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The advisory fee rates for the six months ended April 30, 2002 were as follows:

                                                        EXPENSE LIMITATIONS
                      INVESTMENT ADVISORY FEES      VOLUNTARY      CONTRACTUAL
Chicago Capital
  Growth-Class N                 0.70%                  N/A           N/A
Chicago Capital
  Growth-Class I                 0.70%                  N/A           N/A
Growth-Class N                   0.80%                  N/A          1.05%
M&C Growth-Class N           0.80% on first
                             $800,000,000
                         0.60% over $800,000,000       1.30%          N/A
M&C Growth-Class I           0.80% on first
                             $800,000,000
                         0.60% over $800,000,000       0.98%          N/A
TAMRO Large Cap
  Value-Class N                  0.80%                  N/A          1.20%
Value-Class N                    0.80%                  N/A          0.94%
Veredus Select
  Growth-Class N                 0.80%                  N/A          1.30%
Talon Mid Cap-Class N            0.80%                  N/A          1.30%
Small Cap-Class N                0.80%                  N/A          1.18%
TAMRO Small
  Cap-Class N                    0.90%                  N/A          1.30%
Veredus Aggressive
  Growth-Class N                 1.00%                  N/A          1.40%
Veredus Aggressive
  Growth-Class I                 1.00%                  N/A          1.15%
Real Estate-Class N              1.00%                  N/A          1.37%
Veredus SciTech-Class N          1.00%                  N/A          1.50%
Chicago Capital
  Balanced-Class N               0.70%                 1.10%          N/A
M&C Balanced-Class N             0.75%                 1.25%          N/A
M&C Balanced-Class I             0.75%                 1.00%          N/A
International
  Equity-Class N                 1.00%                  N/A          1.41%
Chicago Capital
  Bond-Class N                   0.55%                  N/A          0.74%
Chicago Capital
  Bond-Class I                   0.55%                  N/A          0.49%
Chicago Capital Municipal
  Bond-Class N                   0.60%                 0.50%          N/A
Chicago Capital Money
  Market-Class N                 0.40%                  N/A           N/A

The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

Effective December 31, 2001, MFS Institutional Advisors, Inc. entered into an investment sub-advisory agreement with ABN AMRO Asset Management (USA) LLC ("AAAM"), the Adviser to Value Fund. Prior to December 31, 2001, Mellon Equity Associates, LLP served as Sub-Adviser to Value Fund. Effective March 25, 2002, AAAM, on behalf of Small Cap Fund, terminated the sub-advisory agreement with Delaware Management Company. Sub-advisory fees are paid by the Adviser. These fees are accrued daily and paid monthly.

ABN AMRO Investment Fund Services, Inc. ("AAIFS") serves as the Administrator for all the Funds. For services provided, AAIS receives the following fees:


          ADMINISTRATION FEES                                     CUSTODY LIAISON FEES
                                AVERAGE
FEE (% OF FUNDS' AGGREGATE      DAILY NET                   ANNUAL FEE      AVERAGE DAILY NET ASSETS
     DAILY NET ASSETS)           ASSETS                     (PER FUND)            (PER FUND)
     -----------------           ------                     ---------             ----------
       0.060                up to $2 billion                 $10,000            up to $100 million
       0.050            $2 billion to $12.5 billion          $15,000       $100 million to $500 million
       0.045               over $12.5 billion                $20,000            over $500 million

PFPC Inc. ("PFPC") serves as Sub-Administrator of the Funds and receives fees, which are paid to PFPC by the Administrator. PFPC receives fees based upon the following schedule:

   SUB-ADMINISTRATION FEES               CUSTODY LIAISON FEES

    FEE (% OF
 FUNDS' AGGREGATE      AVERAGE DAILY              ANNUAL FEE
 DAILY NET ASSETS)      NET ASSETS                (PER FUND)
------------------      ----------                ---------
       0.045          up to $2 billion             $10,000
       0.040      $2 billion to $3 billion
       0.030      $3 billion to $8 billion
       0.025      $8 billion to $12 billion
       0.020         over $12 billion

ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds, with the exception of Chicago Capital Money Market Fund, with respect to Class N Shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I Shares of Chicago Capital Growth Fund, M&C Growth Fund, Veredus Aggressive Growth Fund, Chicago Capital Balanced Fund, M&C Balanced Fund and Chicago Capital Bond Fund do not have distribution plans.

The Trust does not compensate its officers or affiliated Trustees. The Trust pays each unaffiliated Trustee $5,000 per Board of Trustees' meeting attended and an annual retainer of $5,000 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

   ABN AMRO Funds
-----------------

APRIL 30, 2002
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
NOTE (G) CREDIT AGREEMENT: The Credit Agreement, amended December 13, 2001, provides the Trust with a revolving credit facility up to $50 million utilizing J.P. Morgan Chase & Co. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual commitment fee is 0.18% of the unused portion of the facility and the interest rate is equivalent to the Federal Funds Rate plus 0.45%. Borrowings must be repaid within 30 days. At April 30, 2002, there were no borrowings outstanding against the line of credit.

NOTE (H) LIQUIDATIONS: At a meeting held on January 20, 2002, the Board of Trustees of the Trust approved the liquidation of Europe Equity Fund effective February 28, 2002. At a meeting held on March 21, 2002, the Board of Trustees of the Trust approved the liquidation of Asian Tigers Fund and Latin America Equity Fund effective April 18, 2002.

SUBSEQUENT EVENTS: (1) At a meeting held on December 20, 2001, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the acquisition of the Independence One Mutual Funds anticipated to occur on or about June 8, 2002.

(2) At a meeting held on March 21, 2002, the Board of Trustees of the Trust approved a reorganization of Growth Fund and Chicago Capital Growth Fund which will result in the transfer of assets and liabilities of Growth Fund to Chicago Capital Growth Fund in return for shares of Chicago Capital Growth Fund on or about July 2002.




101
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

Guide to Shareholder Benefits
--------------------------------------------------------------------------------

We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN1

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABN AMRO Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for N class shares of ABN AMRO Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in ABN AMRO/ Chicago Capital Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR
WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week.



1Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.


-----------------------------
     www.ABNAMROfunds.com
-----------------------------



Our Shareholder Services Line
Is at Your Service 24 Hours a Day

-----------------------------
  800 992-8151


Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

ABN AMRO Funds

  TRUSTEES

  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Arnold F. Brookstone*
  Robert Feitler*
  Robert A. Kushner*
  Gregory T. Mutz*
  Robert B. Scherer*
  Nathan Shapiro*
  Denis Springer*
  James Wynsma

  *UNAFFILIATED TRUSTEE


  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  Chicago Capital Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205


  SHAREHOLDER SERVICES

  ABN AMRO Distribution Services (USA) Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406



  OFFICERS

  Kenneth C. Anderson, President
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer
  William Long, Vice President
  Debra Bunde Reams, Vice President
  Laura M. Hlade, Assistant Treasurer
  Michael A. Cozzi, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary


  CUSTODIANS

  Deutsche Bank Trust Company Americas
  100 Plaza One
  Jersey City, NJ 07311

  J.P. Morgan Chase
  3 Chase MetroTech Center, 8th Floor
  Brooklyn, NY11245


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601


  AUDITOR

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606

THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

ABNSEM-01